REMBRANDT FUNDS [Registration Mark]
                       -----------------------------------
                                  ANNUAL REPORT
                       -----------------------------------
                                DECEMBER 31, 1997

[LOGO OMITTED] ABN-AMRO

================================================================================

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS ...........................  1
OVERVIEW .........................................  3
MANAGER'S DISCUSSION AND ANALYSIS ................  6
REPORT OF INDEPENDENT AUDITORS ................... 24
STATEMENT OF NET ASSETS/
     SCHEDULE OF INVESTMENTS ..................... 25
STATEMENT OF ASSETS AND LIABILITIES .............. 66
STATEMENT OF OPERATIONS .......................... 67
STATEMENT OF CHANGES IN NET ASSETS ............... 70
FINANCIAL HIGHLIGHTS ............................. 76
NOTES TO FINANCIAL STATEMENTS .................... 86
NOTICE TO SHAREHOLDERS ........................... 90

            -------------------------------------------------------------------
            NOT FDIC INSURED [BULLET] NO BANK GUARANTEE [BULLET] MAY LOSE VALUE
            -------------------------------------------------------------------
                ABN AMRO IS A SERVICE MARK OF ABN AMRO BANK N.V., A PARENT OF ABN AMRO ASSET MANAGEMENT (USA) INC., THE INVESTMENT ADVISOR TO THE REMBRANDT FUNDS. REMBRANDT FUNDS ARE DISTRIBUTED BY REMBRANDT FINANCIAL SERVICES COMPANY WHICH IS NOT A BANK AFFILIATE. REMBRANDT, REMBRANDT FUNDS AND THE BRUSHSTROKE "R" ARE REGISTERED TRADEMARKS. ALL RIGHTS RESERVED.

================================================================================

LETTER TO SHAREHOLDERS

Dear Shareholders:

1997 was an outstanding year for the Rembrandt Funds (and included a few milestones along the way). Shareholders experienced strong performance (despite some heavy volatility), the Advisor got a new name and new offices down the street, Rembrandt turned five years old, and opened its 16th portfolio, the no-load Rembrandt Real Estate Fund.

Rembrandt offers easy access to our no-load Common Share Class, which was previously available only to institutions. Several of these Rembrandt Funds (Common Share Class) significantly outperformed their Lipper peer group averages in 1997, including:



Fund                           Lipper Category         1-yr. Fund Return     1-yr. Peer Group Return     Ranking

Balanced                       Flexible Portfolio           22.10%                   18.69%              44 of 196
Value                          Growth & Income              30.49%                   27.14%              151 of 611
Tax-Exempt Fixed Income        Gen Muni                      9.36%                    9.11%              78 of 235
Fixed Income                   Int Inv Grd Debt              9.22%                    8.57%              45 of 195
Latin America Equity           Latin America                35.50%                   25.27%              7 of 34
Intermediate Government
   Fixed Income                Int U.S. Govt Debt            7.93%                    6.72%              6 of 92



(Take a look at the following pages for complete information on performance.)

Our Rembrandt Money Market Funds also had excellent performance last year. And now that the Common Share Class is available to all investors, it represents a particularly good value--combining strong performance with lower fees.

1997 was the third consecutive year in which the Dow Jones Industrial Average advanced more than 20%, the first time that has ever occurred. Domestic fundamentals continued to shine throughout the year, with unusually low inflation, strong employment growth and healthy industrial output. American households remained optimistic about the economy and housing was robust. As an added benefit, the holiday shopping season was the best we've seen in four years. Both stocks and bonds benefited in this environment.

Another major factor for the U.S. economy was the turmoil in Asia. What became known as the "Asian Flu" began infecting developing nations in the Far East (such as Malaysia & Thailand) and spread to the region's giants (such as Japan). Concerns about Asia's future led to a flight from its stock markets and runs on its currencies. In a "flight to quality," the U.S. markets benefited from a flood of investment dollars (directed to U.S. Treasuries) which helped produce low interest rates and spurred the economy onward. This, in turn, assisted the bond market in posting fairly strong returns late in the year. Stocks were initially rocked by the crisis, falling by a record 550 points on October 27. While they have recovered somewhat, fears still persist. With Asian economies flagging, U.S. exports, and therefore corporate profits, could be hurt down the line.

Despite the turmoil in Asian markets, the Rembrandt Asian Tigers Fund continued to rank among the best performers in this volatile region over the long-term. The Fund was 4th of 25 funds in Lipper's Pacific (ex-Japan) category for the 3-year period ended 12/31/97. It ended 1997 near the middle of the pack finishing 37 of 73 funds.

Latin America also felt the effects of the "Asian Flu," buffeted by strong volatility all year. The Rembrandt Latin America Equity Fund navigated the markets well, and ended up as one of the highest performing emerging market funds in 1997.

============================================================================== 1

================================================================================



LETTER TO SHAREHOLDERS (CONTINUED)

In another development, LaSalle Street Capital Management, Ltd., Rembrandt's Advisor, changed its name to ABN AMRO Asset Management (USA) Inc., or AAAM. We also merged the asset management division of ABN AMRO Chicago Corporation into AAAM. The new name reflects the role we play within the much larger ABN AMRO global network. The network of ABN AMRO'S Asset management offices covers the world with investment management offices in 17 countries, and manages more than $70 billion in assets.

Rembrandt has gone live with a revamped version of its Internet web site. It is still located at www.rembrandtfunds.com, but with a whole new look! We have added an enhanced pricing page that provides the latest yields, Funds Facts pages (including portfolio commentary) on each Rembrandt Fund (updated quarterly) and newly revised prospectus and application pages. I urge you to make use of this developing medium.

Our newest portfolio, the Rembrandt Real Estate Fund, began operation on December 31. The Fund is managed by Nancy Droppelman, who has 15 years of experience in the real estate industry. She also manages several hundred million dollars in offshore assets for clients worldwide.

The Rembrandt Real Estate Fund offers investors exposure to the broad U.S. real estate industry, which was reborn in the early 1990s. The opportunity to invest in a variety of realty markets and geographic regions becomes an even greater value through the convenience of a mutual fund and the many strengths of Rembrandt. The Common Share Class is 100% pure no-load and available for a minimum of just $2,000. You get all of the same customer service features as the rest of the Rembrandt Funds. The new Fund is also included in our web site's daily pricing page.

The Fund's largest holdings are in real estate investment trusts, or REITs. REITs do not pay federal or state taxes, giving it a unique feature: nearly all of a REIT's income must be distributed to shareholders. These income dividends can help provide a cushion in a down market. In addition, REITs provide diversification for investors due to a lesser correlation with the broader markets. It's important to keep in mind that most of the risks for REITs are the same as direct ownership of real estate, including sensitivity to: interest rate movements, the impact of inflation, economic weakness, earnings disappointments, the lack of investment capital, and overbuilding -- any of which could impact the profitability and performance of REITs. If you seek diversification for your portfolio, it may be a good time to consider the Rembrandt Real Estate Fund.

On January 3, 1998, Rembrandt officially celebrated its fifth year in operation. We are pleased to have been able to serve your investment needs for the past five years, and greatly value your business. We continue to expand and enhance your Rembrandt Family of Funds' products and services. I hope that you will take advantage of all of them. Thank you.


                                               Sincerely,


                                               /S/Signature


                                               Richard A. Frodsham
                                               ABN AMRO Asset Management


2 ==============================================================================

============================================================== DECEMBER 31, 1997

OVERVIEW

MONEY MARKET FUNDS

     TREASURY MONEY MARKET FUND-- This fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. It invests in short-term U.S. Treasury bills, notes and bonds.

     GOVERNMENT MONEY MARKET FUND-- This fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The main difference between this fund and the Treasury Money Market Fund is that in addition to investing in treasuries, it invests in securities issued or guaranteed by the U.S. Government or its agencies.

     MONEY MARKET FUND-- This fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. It invests exclusively in a variety of high quality money market instruments.

     TAX-EXEMPT MONEY MARKET FUND*-- This fund seeks to preserve principal value, maintain a high degree of liquidity, and provide current income exempt from Federal income tax. It invests primarily in municipal securities with the objective of providing maximum after-tax yield consistent with liquidity.

     * Income may be subject to federal Alternative Minimum Tax and state and local taxes. Please consult your tax adviser.


============================================================================== 3

OVERVIEW (CONTINUED) ===========================================================



FIXED INCOME FUNDS

     FIXED INCOME FUND-- This fund emphasizes corporate and government bonds and other fixed income instruments.

     INTERMEDIATE GOVERNMENT FIXED INCOME FUND-- This fund consists entirely of short- and intermediate-term government securities.

     TAX-EXEMPT FIXED INCOME FUND-- This fund invests primarily in state and local fixed income issues that are exempt from Federal income tax.*

     INTERNATIONAL FIXED INCOME FUND-- This fund invests primarily in fixed income securities of various countries worldwide. It strives to take maximum advantage of financial economic developments and currency fluctuations from around the world.**

     BALANCED FUND-- This fund consists of a mix of fixed income and equity securities. Its objective is to provide diversification within a single portfolio. By altering the mix of equity and fixed income securities, this fund seeks to take advantage of changing market conditions to maximize returns.

      * Income may be subject to federal Alternative Minimum Tax and state and local taxes. Please consult your tax adviser.
     ** Foreign investing involves certain risks, such as currency fluctuations, foreign taxation, differing standards of accounting and financial disclosure, relatively low liquidity, and potential adverse political situations.


4 ==============================================================================

============================================================== DECEMBER 31, 1997


EQUITY FUNDS

     VALUE FUND-- This fund seeks a high level of total return through capital appreciation and current income. Unlike the Growth Fund or the Small Cap Fund, it invests in the common stocks of under-valued companies with large capitalization and with consistent dividend history.

     GROWTH FUND-- This fund seeks to provide a high level of total return through capital appreciation. It consists of diversified common stocks and securities convertible into common stocks.

     INTERNATIONAL EQUITY FUND-- This fund consists of equity securities and other securities from companies in at least three countries other than the U.S.*

     SMALL CAP FUND-- This fund also seeks a high level of total return through capital appreciation. While the Growth Fund invests in companies of any size, this fund invests at least 65% of its assets in the common stocks of growth-oriented corporations with market capitalization of less than $1 billion.

     REAL ESTATE FUND-- This fund seeks a high level of total return through a combination of growth and income, primarily through investments in equity securities of companies principally engaged in the real estate industry.

     ASIAN TIGERS FUND-- This fund invests primarily in equity securities traded on recognized stock exchanges of Asian countries and in the equity securities of Asian companies, excluding Japan. Investments are allocated to various Asian countries based on the attractiveness of the stocks.*

     LATIN AMERICA EQUITY FUND-- This fund seeks long-term capital appreciation through investments primarily in equity securities of companies whose principal trading is in Latin America, and companies whose primary services performed are in Latin America.*

   * Foreign investing involves certain risks, such as currency fluctuations, foreign taxation, differing standards of accounting and financial disclosure, relatively low liquidity, and potential adverse political situations.

============================================================================== 5

================================================================================

MANAGER'S DISCUSSION AND ANALYSIS

NOTE: REFERENCES IN THIS SECTION TO "THE FUND" REFER TO EITHER THE FUND ITSELF OR THE FUND'S INVESTMENT ADVISORS.

TREASURY MONEY MARKET FUND

     Investments were laddered to various maturities enhancing the Fund's yield while keeping within maturity guidelines (60 days) to maintain its AAA rating by Standard & Poors and Moodys.
     Treasury Bill rates fluctuated throughout the year from many market factors. The Treasury has been reducing the supply of Treasury Bills by paying down the weekly amounts that are auctioned. Also, the Asian equity crisis caused the market to both rally (yields go down) from a flight-to-quality and back up (yields go up) from considerable Asian Central Bank selling.
     The average maturity fluctuated along with these market conditions including asset growth of 19% for 1997.
     Looking forward, the Advisor believes yields will stay the same or go lower due to the Asian crisis slowing world growth. The Federal Reserve will have to at least maintain short rates or as the market has already anticipated, lower interest rates.

GOVERNMENT MONEY
MARKET FUND

     The Fund experienced little change in asset growth over the year, however, the Fund did see large cash flow fluctuations throughout 1997 which is typical. The Fund's average maturity was kept shorter in the beginning of the year due to anticipated tightening by the Federal Reserve, which happened in March. Later on into 1997 the Fund's average maturity was lengthened in anticipation of steady short-term rates. Year-end proved to be the expected buying opportunity and the Fund's average maturity was at the 65-68 day range.
     Looking forward, short-term U.S. interest rates should be the same or lower due to an economic slowdown following the Asian crisis. We will continue to look for value out the curve; however, we anticipate the average maturity shorter due to the flat curve until we are convinced that rates will be lower.


6 ==============================================================================

============================================================== DECEMBER 31, 1997

MONEY MARKET FUND

     The Fund's average maturity was kept shorter in the beginning of the year due to anticipated tightening by the Federal Reserve, which happened in March. Later on into 1997 the Fund's average maturity was lengthened in anticipation of steady short-term rates. Year-end proved to be the expected buying opportunity and the Fund's average maturity was at the 65-68 day range. The Fund experienced asset growth for 1997 of 23%.
     Looking forward, short-term U.S. interest rates should be the same or lower due to an economic slowdown following the Asian crisis. We will continue to look for value out the curve; however, we anticipate the average maturity shorter due to the flat curve until we are convinced that rates will be lower.

TAX-EXEMPT MONEY
MARKET FUND

     The Fund experienced asset growth of 33% during 1997. The Fund's average maturity fluctuated in accordance with purchases and redemptions of the Fund. At year-end we brought down our commercial paper exposure to increase our daily variable-rate-demand note exposure. Those rates tend to increase dramatically as does the taxable funds market.
     Looking forward, the portfolio structure will stay relatively neutral to the flat curve. We will continue to look for opportunities out the curve and pare down some of the variable rate demand note positions.


============================================================================== 7

MANAGER'S DISCUSSION AND ANALYSIS (CONTINUED) ==================================


FIXED INCOME FUND

     The Fund's performance benefited from the Advisor's duration decisions and yield curve positioning throughout the year. The Advisor kept the Fund's duration neutral to the market while interest rates rose during the first quarter. However, near the end of the quarter, the Advisor became focused on positive inflation fundamentals and extended the average duration of the Fund. Performance was enhanced as interest rates fell and bond prices rose. As the third quarter ended, the Advisor took profits by reducing the Fund's overall duration. We overweighted longer duration securities and balanced that exposure with shorter duration securities. Performance was again boosted as the yield curve flattened significantly over the remainder of the year, resulting in long duration securities outperforming other sectors and helping the Fund's performance.
     However, performance was adversely affected by the Fund's underweighting in mortgage securities and the crisis in Asia. The Advisor became concerned that lower levels of interest rates would accelerate home mortgage refinancing, which tends to depress prices of mortgage securities. As a result, the Advisor reduced exposure to mortgage securities during the second quarter and held that position throughout the year. Uncharacteristically, mortgage securities continued to perform well during this period. Finally, the financial and economic troubles of Asia had a negative

[Line Graph Omitted]

Plot Points are as follows:


COMMON SHARE CLASS

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Date                  Rembrandt Fixed       Lehman Brothers            Lipper Intermediate Investment-
                      Income Fund           Aggregate Bond Index       Grade Debt Funds Average
1/31/93                    10,000                10,000                     10,000
12/93                      10,760                10,768                     10,782
12/94                      10,349                10,455                     10,378
12/95                      12,186                12,387                     12,144
12/96                      12,603                12,834                     12,532
12/97                      13,765                14,077                     13,606

                                        DOLLARS (000)


INVESTOR SHARE CLASS

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Date                  Rembrandt Fixed       Lehman Brothers            Lipper Intermediate Investment-
                      Income Fund           Aggregate Bond Index       Grade Debt Funds Average
3/31/93                  10,000                10,000                     10,000
12/93                    10,531                10,539                     10,532
12/94                    10,113                10,232                     10,138
12/95                    11,873                12,123                     11,863
12/96                    12,258                12,561                     12,242
12/97                    13,351                13,777                     13,291

                                        DOLLARS (000)


----------------------------------------------------------------------------------------------------
CLASS OF SHARES    ONE-YEAR RETURN       ANNUALIZED 3 YEAR RETURN       ANNUALIZED INCEPTION TO DATE
----------------------------------------------------------------------------------------------------
Common                 9.22%                       9.97%                            7.05%
----------------------------------------------------------------------------------------------------
Investor               8.92%                       9.70%                            6.28%
----------------------------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE FUND DOES NOT PREDICT FUTURE RESULTS.
INDEXES ARE USED FOR COMPARATIVE PURPOSES ONLY. ALL INDEXES ARE NOT MANAGED, ARE NOT AVAILABLE FOR INVESTMENT AND, UNLIKE ALL MUTUAL FUNDS, THEY DO NOT ASSESS FEES.


8 ==============================================================================

============================================================== DECEMBER 31, 1997



impact on performance, specifically on corporate and asset-backed bonds. The Advisor sold all Yankee holdings that would be directly affected by the Asian crisis during the third quarter and in October. However, the Fund's remaining corporate and asset-backed holdings still suffered.
     Going forward into 1998, the Advisor has positioned the Fund's assets more evenly across the yield curve and maintained a neutral exposure to duration (basically, it is even with the Fund's benchmark). Mortgage securities are beginning to underperform relative to other fixed income asset classes which should enhance relative performance going forward.


INTERMEDIATE GOVERNMENT
FIXED INCOME FUND

     The Fund's performance benefited by the Advisor's duration decisions and the mortgage sector exposure throughout the year. The Advisor kept the Fund's duration neutral to the market while interest rates rose during the first quarter. However, near the end of the quarter, the Advisor became focused on positive inflation fundamentals and extended the average duration of the Fund. Performance was enhanced as interest rates fell and bond prices rose. As the third quarter ended, the Advisor took profits by reducing duration.
     The Fund's exposure to mortgage-backed securities benefited performance in two ways in 1997. One, intermediate mortgage bonds produced 75 to 125 more basis points of yield than comparable Treasury issues. Two, as the year unfolded, investors were willing to pay more for the added yield. Thus, mortgage securities' price performance was better than that of treasuries. This resulted in the mortgage sector being the best performing area of the U.S. investment grade market in 1997.
     As 1998 begins, the Advisor has positioned the Fund cautiously. The Fund maintains a neutral duration exposure to the market. Also, the mortgage securities position has been reduced. The Advisor is concerned about overvaluation of the sector, especially of premium priced mortgages (those priced over par) that may be prepaid at par as the current refinancing wave begins. The current mortgages held are concentrated in seasoned, discount priced issues that tend to have less prepayment volatility and a more defined maturity.



============================================================================== 9

MANAGER'S DISCUSSION AND ANALYSIS (CONTINUED) ==================================



[Line Graph Omitted]

Plot Points are as follows:


COMMON SHARE CLASS

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Date                  Rembrandt Intermediate Govt.   Lehman Brothers       Lipper Short/Intermediate
                      Fixed Income Fund              Govt. Bond Index      U.S. Govt. Funds Average
1/31/93                   10,000                         10,000                10,000
12/93                     10,476                         10,835                10,530
12/94                     10,185                         10,470                10,266
12/95                     11,596                         12,389                11,562
12/96                     12,003                         12,732                11,973
12/97                     12,955                         13,952                12,777

                                        DOLLARS (000)


INVESTOR SHARE CLASS

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Date                  Rembrandt Intermediate Govt.   Lehman Brothers       Lipper Short/Intermediate
                      Fixed Income Fund              Govt. Bond Index      U.S. Govt. Funds Average
4/30/93                   10,000                         10,000                10,000
12/93                     10,231                         10,507                10,295
12/94                      9,921                         10,152                10,038
12/95                     11,269                         12,013                11,305
12/96                     11,641                         12,346                11,706
12/97                     12,532                         13,529                12,493

                                        DOLLARS (000)


----------------------------------------------------------------------------------------------------
CLASS OF SHARES    ONE-YEAR RETURN       ANNUALIZED 3 YEAR RETURN       ANNUALIZED INCEPTION TO DATE
----------------------------------------------------------------------------------------------------
Common                 7.93%                       8.35%                            5.57%
----------------------------------------------------------------------------------------------------
Investor               7.66%                       8.10%                            4.93%
----------------------------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE FUND DOES NOT PREDICT FUTURE RESULTS.
INDEXES ARE USED FOR COMPARATIVE PURPOSES ONLY. ALL INDEXES ARE NOT MANAGED, ARE NOT AVAILABLE FOR INVESTMENT AND, UNLIKE ALL MUTUAL FUNDS, THEY DO NOT ASSESS FEES.


TAX-EXEMPT FIXED INCOME FUND

     For the year 1997, the Fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index, 9.36% vs. 9.19%.
     During the majority of 1997, the Federal Reserve Board's bias to increase rates hung over both the Treasury and Municipal markets. This caused rates during the first quarter to remain prematurely high. The Fund took advantage of this situation and sold lower quality and non-rated bonds and purchased higher quality more liquid securities. At the same time the Fund shifted more assets into stable General Obligation and reliable Revenue Bonds.
     Slower economic growth in the second quarter contributed much to the Fund's solid performance. The Fund was well-positioned for a fall in rates with its purchase of longer maturity and higher quality bonds. The Fund concentrated on securities with coupons in the 5.00% to 5.25% range that have premium call protection from five to ten years.
     The third quarter saw the Fund reduce its duration from 120% of the benchmark to 100% or neutral. This reflected our concern that the economy would start to expand during the fourth quarter. In August, market participants sought to ignore weak economic information and imply that inflation actually existed. The Fund took this opportunity to purchase bonds with higher yields and specialty state securities such as Florida, Ohio, and Michigan due to their premium trading status in the market place.


10 =============================================================================

============================================================== DECEMBER 31, 1997



     World markets drew the attention of domestic participants during the fourth quarter. The Asian crisis caused investors to deposit funds in U.S. Treasuries, thus causing yields on bonds to compress throughout November and December. The Fund continued its neutral position and held fast in its inclination to hold high quality bonds.
     Looking ahead, the Fund will concentrate on securities with maturities less than 20 years, due to the fact that the curve is flat outside of twenty years. The Fund will continue to purchase higher quality bonds that provide performance enhancement as well as price return.
   Beginning in January 1998, the Tax-Exempt Fixed Income Fund will be managed against the Lehman Brothers Municipal Index 22+ years. The Fund was previously managed against the full Lehman Brothers Municipal Bond Index. The change will be instituted to reduce price volatility in the Fund while preserving the potential for high tax-exempt income.


[Line Graph Omitted]

Plot Points are as follows:


COMMON SHARE CLASS

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Date                  Rembrandt Tax-Exempt         Lehman Brothers         Lipper General Municipal
                      Fixed Income Fund            Municipal Bond Index    Debt Funds Average
1/31/93                   10,000                       10,000                  10,000
12/93                     10,762                       11,099                  11,104
12/94                     10,232                       10,525                  10,372
12/95                     11,835                       12,363                  12,118
12/96                     12,185                       12,912                  12,520
12/97                     13,326                       14,100                  13,661

                                        DOLLARS (000)


INVESTOR SHARE CLASS

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Date                  Rembrandt Tax-Exempt         Lehman Brothers         Lipper General Municipal
                      Fixed Income Fund            Municipal Bond Index    Debt Funds Average
3/31/93                   10,000                       10,000                  10,000
12/93                     10,570                       10,826                  10,813
12/94                     10,013                       10,266                  10,100
12/95                     11,558                       12,059                  11,800
12/96                     11,870                       12,594                  12,192
12/97                     12,951                       13,753                  13,302

                                        DOLLARS (000)


----------------------------------------------------------------------------------------------------
CLASS OF SHARES    ONE-YEAR RETURN       ANNUALIZED 3 YEAR RETURN       ANNUALIZED INCEPTION TO DATE
----------------------------------------------------------------------------------------------------
Common                 9.36%                       9.21%                            6.11%
----------------------------------------------------------------------------------------------------
Investor               9.11%                       8.96%                            5.25%
----------------------------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE FUND DOES NOT
PREDICT FUTURE RESULTS.
INDEXES ARE USED FOR COMPARATIVE PURPOSES ONLY. ALL INDEXES ARE NOT MANAGED,
ARE NOT AVAILABLE FOR INVESTMENT AND, UNLIKE ALL MUTUAL FUNDS, THEY DO NOT ASSESS FEES.

============================================================================= 11

MANAGER'S DISCUSSION AND ANALYSIS (CONTINUED) ==================================



INTERNATIONAL
FIXED INCOME FUND

     In 1997, performance of the Fund was hurt by the rising dollar. The Fund's duration was kept lower than its benchmark index, the J.P. Morgan Global Government Non-U.S. Bond Index, throughout most of the year. Low yields in Europe and signs of economic growth picking up globally, were the primary reasons for focusing on the shorter end of the market.
     Unfortunately, restrained by fiscal austerity measures and rather high unemployment, continental European economies continued to have low economic growth and inflation. Bond yields reached low levels. The Anglo Saxon economies generally enjoyed higher economic growth and had higher bond yields. Inflation remained moderate partly as a result of a more competitive environment. The Fund benefited by being somewhat overweighted in those countries. Japanese economic growth appears sustainable, in spite of the reversal of fiscal stimulus. Therefore, the Fund remains underweighted in Japan.
     The Fund benefited by being short yen, short Europe and long U.S. dollars. The Asian crisis did not hurt the Fund in credit terms as high quality, mostly sovereign credits, fared well relative to the rest of the market.
     The Fund was hurt mostly by its long non-U.S. dollar positions -- the Canadian dollar that fell 4%, the Australian dollar that fell 10%, and the New Zealand dollar. Duration policy (underweighted over half of the last year) worked out negatively and later on neutrally.
     The Advisor believes that the Asian crisis is not yet resolved and may even deepen, thereby causing rates to fall to lower levels than would be appropriate with current macro-monetary conditions in major western economies. Sentiment factors (deflation threat) have led to overvaluation in many markets. Therefore, on balance, the Advisor has a neutral duration policy. More than normal demand for dollar-assets should allow us to hold the course of our overweights in these markets.



12 =============================================================================

============================================================== DECEMBER 31, 1997



[Line Graph Omitted]

Plot Points are as follows:


COMMON SHARE CLASS

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Date                  Rembrandt International    J.P. Morgan Global Non-   Lipper International
                      Fixed Income Fund          U.S. Govt. Bond Index     Income Funds Average
2/28/93                   10,000                     10,000                    10,000
12/93                     11,348                     11,162                    11,401
12/94                     11,182                     11,712                    11,094
12/95                     13,529                     14,186                    13,247
12/96                     13,910                     14,933                    14,487
12/97                     13,095                     14,370                    14,425

                                        DOLLARS (000)



INVESTOR SHARE CLASS

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Date                  Rembrandt International    J.P. Morgan Global Non-   Lipper International
                      Fixed Income Fund          U.S. Govt. Bond Index     Income Funds Average
4/30/93                   10,000                     10,000                    10,000
12/93                     10,599                     10,545                    10,963
12/94                     10,417                     11,064                    10,668
12/95                     12,572                     13,401                    12,739
12/96                     12,901                     14,108                    13,931
12/97                     12,106                     13,576                    13,872

                                        DOLLARS (000)


----------------------------------------------------------------------------------------------------
CLASS OF SHARES    ONE-YEAR RETURN       ANNUALIZED 3 YEAR RETURN       ANNUALIZED INCEPTION TO DATE
----------------------------------------------------------------------------------------------------
Common                 -5.86%                      5.41%                            5.91%
----------------------------------------------------------------------------------------------------
Investor               -6.16%                      5.13%                            3.74%
----------------------------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE FUND DOES NOT PREDICT FUTURE RESULTS.
INDEXES ARE USED FOR COMPARATIVE PURPOSES ONLY. ALL INDEXES ARE NOT MANAGED, ARE NOT AVAILABLE FOR INVESTMENT AND, UNLIKE ALL MUTUAL FUNDS, THEY DO NOT ASSESS FEES.


BALANCED FUND

     1997 was a record breaking year for U.S. stocks. For the first time ever, the S&P 500 posted its third consecutive year of greater than 20% returns, something that has never happened before. While not nearly as spectacular, the U.S. bond market also had a good year. Even European stocks had a good year. The one glaring exception to the good news was Asian markets where the wheels appeared to come off in the fourth quarter.
     The Fund did very well in 1997, easily beating its peer group for the year. Our U.S. domestic stocks were the primary contributor to the Fund's performance for the year. Our domestic equity holdings, which mimic the Value Fund, handily beat its peer group. Our foreign stock holdings trailed our domestic stocks, but contributed to our overall performance and significantly outperformed their peer group. Our fixed income holdings also made a solid contribution, outperforming its peer group.
     The U.S. economy looks like it should continue to grow nicely without sparking an upsurge in inflation. In this environment, U.S. fixed income securities should continue to perform well. With that support, U.S. stocks should generally do well, but we do not expect to continue the spectacular performance of the past three years. In addition, we expect the disparity in U.S. stock performance that we saw develop in the second half of 1997 to continue into 1998. European

============================================================================= 13

MANAGER'S DISCUSSION AND ANALYSIS (CONTINUED)===================================

economies and markets have been improving and are likely to continue to do so this year. The major uncertainty is the situation in Asia where it is difficult to gage the severity of the problems and what impact they may have on the rest of the world's economies.
     Partly in response to our expectation that U.S. stocks will demonstrate more differentiated performance, we restructured the Fund's equity holdings in the fourth quarter. We are returning to a four style structure the Fund followed in its first few years. The Fund's domestic stock holdings now consists of 3 separate portfolios; large capitalization value, large capitalization stable growth and small capitalization value. The large cap value portfolio will continue to replicate the Rembrandt Value Fund. We believe this structure will give us better control over the risks we take while gaining better exposure to some of the opportunities we see in the market.


[Line Graph Omitted]

Plot Points are as follows:


COMMON SHARE CLASS

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Date                  Rembrandt Balanced         60/40 S&P 500 Composite   Lipper Flexible
                      Fund                       Index Blended with        Portfolio Funds
                                                 40% Lehman Brothers
                                                 Aggregate Bond Index
1/31/93                   10,000                     10,000                    10,000
12/93                     10,612                     10,916                    10,859
12/94                     10,388                     10,682                    10,818
12/95                     12,658                     13,384                    14,054
12/96                     14,322                     15,199                    16,191
12/97                     17,487                     18,040                    20,059

                                   DOLLARS (000)



INVESTOR SHARE CLASS

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Date                  Rembrandt Balanced         60/40 S&P 500 Composite   Lipper Flexible
                      Fund                       Index Blended with        Portfolio Funds
                                                 40% Lehman Brothers
                                                 Aggregate Bond Index
3/31/93                   10,000                     10,000                    10,000
12/93                     10,363                     10,651                    10,545
12/94                     10,125                     10,423                    10,506
12/95                     12,304                     13,059                    13,648
12/96                     13,887                     14,830                    15,724
12/97                     16,914                     17,602                    19,480

                                   DOLLARS (000)



----------------------------------------------------------------------------------------------------
CLASS OF SHARES    ONE-YEAR RETURN       ANNUALIZED 3 YEAR RETURN       ANNUALIZED INCEPTION TO DATE
----------------------------------------------------------------------------------------------------
Common                 22.10%                      18.96%                           12.04%
----------------------------------------------------------------------------------------------------
Investor               21.80%                      18.66%                           11.46%
----------------------------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE FUND DOES NOT PREDICT FUTURE RESULTS.
INDEXES ARE USED FOR COMPARATIVE PURPOSES ONLY. ALL INDEXES ARE NOT MANAGED, ARE NOT AVAILABLE FOR INVESTMENT AND, UNLIKE ALL MUTUAL FUNDS, THEY DO NOT ASSESS FEES.


14 =============================================================================

============================================================== DECEMBER 31, 1997



VALUE FUND

     1997 was a record breaking year for U.S. stocks. For the first time ever, the S&P 500 posted its third consecutive year of greater than 20% returns, something that has never happened before. The Value Fund had a good year, easily beating its peer group. It was, however, a much more dramatic year than we've seen for a while, with the market making new record highs only to plunge, recover, plunge again and finally recover to end near its high. Leadership shifted between large and small stocks as well.
     The best performing sectors of the S&P 500 were the financial, health care and telephone utilities; the worst sectors were basic materials, electric utilities and energy. The Value Fund was well represented in the best performing sectors. In addition, an under-weighting in the technology sector contributed to our superior performance, since technology under-performed for the year.
     In 1995, we structured the Value Fund as a value tilted core portfolio. This allowed us to capture the large capitalization bias of the S&P 500 as the market began an unprecedented three year surge. We believe that this general market surge is unlikely to continue. Future advances are likely to be more muted than the past three years. It should be an environment where stock picking will become more important. In anticipation of this new trend, we restructured the Fund in the fourth quarter to return it to a more concentrated pure value style.


[Line Graph Omitted]

Plot Points are as follows:


COMMON SHARE CLASS

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Date                  Rembrandt Value            S&P 500                   Lipper Growth & Income
                      Fund                       Composite Index           Funds Average
1/31/93                   10,000                     10,000                    10,000
12/93                     10,583                     10,913                    11,064
12/94                     10,583                     11,056                    10,982
12/95                     13,972                     15,206                    14,424
12/96                     16,827                     18,695                    17,464
12/97                     21,931                     24,931                    22,204

                                        DOLLARS (000)


INVESTOR SHARE CLASS

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Date                  Rembrandt Value            S&P 500                   Lipper Growth & Income
                      Fund                       Composite Index           Funds Average
3/31/93                   10,000                     10,000                    10,000
12/93                     10,131                     10,544                    10,691
12/94                     10,111                     10,682                    10,612
12/95                     13,318                     14,692                    13,937
12/96                     15,994                     18,063                    16,875
12/97                     20,824                     24,088                    21,455

                                        DOLLARS (000)


----------------------------------------------------------------------------------------------------
CLASS OF SHARES    ONE-YEAR RETURN       ANNUALIZED 3 YEAR RETURN       ANNUALIZED INCEPTION TO DATE
----------------------------------------------------------------------------------------------------
Common                 30.49%                      27.54%                           17.26%
----------------------------------------------------------------------------------------------------
Investor               30.20%                      27.23%                           16.74%
----------------------------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE FUND DOES NOT PREDICT FUTURE RESULTS.
INDEXES ARE USED FOR COMPARATIVE PURPOSES ONLY. ALL INDEXES ARE NOT MANAGED, ARE NOT AVAILABLE FOR INVESTMENT AND, UNLIKE ALL MUTUAL FUNDS, THEY DO NOT ASSESS FEES.

============================================================================= 15

MANAGER'S DISCUSSION AND ANALYSIS (CONTINUED)===================================


GROWTH FUND

     The U.S. equity market returned in excess of 20% for its third consecutive year, fueled by a favorable environment of solid economic growth and low inflation. The Fund's performance benefited from favorable selection in the healthcare sector, with stocks such as Bristol-Myers Squibb and Pfizer appreciating over 70% as investors sought steady growth companies with promising product pipelines. Low unemployment leading to high consumer confidence helped the Fund's consumer cyclical holdings. Carnival Corporation and Royal Caribbean Cruises exhibited strong returns as consumers' increased focus on travel and entertainment continued. The Fund also benefited from excellent stock selection and an underweighting in basic materials, one of the worst performing sectors of the S&P 500.
     The Fund's greatest challenges occurred largely in the capital goods and energy areas. Earnings disappointments early in the year by York International and Fluor Corporation resulted in substantial stock price declines. Because of uncertainty concerning future earnings visibility, these holdings were eliminated. The fourth quarter proved difficult as lower crude prices contributed to a sell-off in the energy sector, with the Fund's oil service stocks hindering performance. In addition, after leading the market for the first nine months of the year, technology stocks suffered significant declines as turmoil in the Far East ignited investors' concerns about near-term earnings growth.
     Despite the recent volatility in the Asian markets, the Advisor remains optimistic about domestic equities due to low interest rates and the strong economy. The flight to quality should also benefit the U.S. market, as should the strong inflows of retirement savings of the aging U.S. population.


16 =============================================================================

============================================================== DECEMBER 31, 1997


[Line Graph Omitted]

Plot Points are as follows:


COMMON SHARE CLASS

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Date                  Rembrandt Growth           S&P 500                   Lipper Growth & Income
                      Fund                       Composite Index           Funds Average
1/31/93                   10,000                     10,000                    10,000
12/93                     10,418                     10,913                    10,963
12/94                     10,204                     11,056                    10,768
12/95                     13,428                     15,206                    14,108
12/96                     16,341                     18,695                    16,873
12/97                     20,260                     24,931                    21,142

                                   DOLLARS (000)


INVESTOR SHARE CLASS

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Date                  Rembrandt Growth           S&P 500                   Lipper Growth & Income
                      Fund                       Composite Index           Funds Average
3/31/93                   10,000                     10,000                    10,000
12/93                     10,079                     10,544                    10,812
12/94                      9,835                     10,682                    10,619
12/95                     12,913                     14,692                    13,913
12/96                     15,677                     18,063                    16,640
12/97                     19,385                     24,088                    20,850

                                   DOLLARS (000)



----------------------------------------------------------------------------------------------------
CLASS OF SHARES    ONE-YEAR RETURN       ANNUALIZED 3 YEAR RETURN       ANNUALIZED INCEPTION TO DATE
----------------------------------------------------------------------------------------------------
Common                 23.98%                      25.69%                           15.39%
----------------------------------------------------------------------------------------------------
Investor               23.65%                      25.38%                           14.59%
----------------------------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE FUND DOES NOT PREDICT FUTURE RESULTS.
INDEXES ARE USED FOR COMPARATIVE PURPOSES ONLY. ALL INDEXES ARE NOT MANAGED, ARE NOT AVAILABLE FOR INVESTMENT AND, UNLIKE ALL MUTUAL FUNDS, THEY DO NOT ASSESS FEES.


INTERNATIONAL EQUITY FUND

     1997 was a turbulent year for international stock markets. The European markets turned out good performance, but the Far East markets declined sharply. Positive developments in Europe were caused by lower bond rates, better corporate earnings, low inflation and improving economic growth. Corporate restructuring and privatisations also had a positive influence on European markets. Nevertheless, the growth of continental European economics is still hindered by high unemployment, and restrictive government policies, which were developed to comply with the admission to the European Monetary Union (EMU). The Mediterranean European countries like Spain, Italy and Portugal made good progress in this respect. The conversion of their inflation rates and interest rates to the European average gave stock markets in these countries a boost.
     In Japan, the stock markets started the year with a decline caused by worries about the influence a tax hike would have on the Japanese economy. After a recovery in the second quarter of 1997, the market declined further under the influence of bad loan problems in the financial sector, which were themselves reinforced by the declining stock markets.
     In the latter part of the year, the severe currency problems in the Asian countries caused a further drag on the Japanese stock market. After a negative first quarter, Hong Kong recovered in the second quarter, but then took a dive in the second part of the


============================================================================= 17

MANAGER'S DISCUSSION AND ANALYSIS (CONTINUED)===================================



year. The Asian currency crisis, and the attack on the Hong Kong dollar peg, caused high money market rates. In the Asian countries like Thailand, Malaysia, Indonesia and to a lesser extent Singapore, the overinvestment and reliance on too much short-term foreign debt, together with a system of overvalued currencies tied to the U.S. dollar, took a severe toll on the stock markets of these countries. A badly managed financial system worsened problems. The volatility and turbulence in the Asian markets led the Fund to move towards an underweight position in Japan and an overweight position in Europe, to sell Latin American holdings, and to concentrate on fewer and more stable holdings.
     Also, the appreciation of the U.S. dollar versus the Japanese yen and most European and Asian currencies hurt the results of the Fund in 1997. The Fund does not hedge into the dollar.
     Looking ahead, a low level of interest rates in Europe due to moderate economic growth and low inflation and the likelihood of better corporate earnings bodes well for equity investing. However, because of the possible deflationary effect of the Asian crisis and its impact on corporate earnings, the picture is getting less optimistic. For Asia, it is still too early to state that the worst for the stock markets is over. Restructuring of the financial system and corporate debt as well as deregulation are necessary before Asia can regain its role as a growth area of the world economy. All in all, in sum we are only moderately positive for the Asian stock markets in the coming year.


[Line Graph Omitted]

Plot Points are as follows:


COMMON SHARE CLASS

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Date                  Rembrandt International    Morgan Stanley            Lipper International
                      Equity Fund                MSCI EAFE Index           Funds Average
1/31/93                   10,000                     10,000                    10,000
12/93                     12,715                     13,257                    13,506
12/94                     13,137                     14,288                    13,422
12/95                     14,980                     15,891                    14,701
12/96                     16,491                     16,854                    16,444
12/97                     17,243                     17,154                    17,339

                                        DOLLARS (000)


INVESTOR SHARE CLASS

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Date                  Rembrandt International    Morgan Stanley            Lipper International
                      Equity Fund                MSCI EAFE Index           Funds Average
4/30/93                   10,000                     10,000                    10,000
12/93                     11,246                     10,810                    11,903
12/94                     11,592                     11,651                    11,829
12/95                     13,190                     12,958                    12,957
12/96                     14,490                     13,744                    14,493
12/97                     15,110                     13,988                    15,282

                                        DOLLARS (000)


----------------------------------------------------------------------------------------------------
CLASS OF SHARES    ONE-YEAR RETURN       ANNUALIZED 3 YEAR RETURN       ANNUALIZED INCEPTION TO DATE
----------------------------------------------------------------------------------------------------
Common                 4.56%                       9.49%                            11.38%
----------------------------------------------------------------------------------------------------
Investor               4.28%                       9.24%                             9.74%
----------------------------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE FUND DOES NOT PREDICT FUTURE RESULTS.
INDEXES ARE USED FOR COMPARATIVE PURPOSES ONLY. ALL INDEXES ARE NOT MANAGED, ARE NOT AVAILABLE FOR INVESTMENT AND, UNLIKE ALL MUTUAL FUNDS, THEY DO NOT ASSESS FEES.


18 =============================================================================

============================================================== DECEMBER 31, 1997

SMALL CAP FUND

     Following six months of strong outperformance, small cap stocks trailed the large cap indexes in the last quarter of the year. The perceived safe-haven status of the large caps in uncertain times and their higher liquidity, led to investors shunning small cap stocks. Also, the Rembrandt Small Cap Fund, with its focus on high-growth companies, went through some difficult months since the disruptions in Asia sparked widespread selling, particularly in the technology sector. Nevertheless, the Fund succeeded in outperforming the Russell 2000 Index, its style benchmark of small cap growth companies, in the quarter as well as the year.
     In their rush to sell positions, it appeared investors did not discriminate between high-quality growth stocks and the mediocre ones. Many emerging-growth stocks, therefore, are now trading at valuation levels that unjustly discount their superior growth potential. After the recent sell-off, attractive issues with strong niche positions and proprietary technology can be found in the technology and health care sectors. While technology is just one of our favored sectors, we believe it is technological innovation that is driving virtually all sectors and industries of the U.S. economy.
     Amidst the volatility of the markets over the last few months, a bright spot for small caps in general may prove to be earnings. Earnings estimates for small cap issues are comparing increasingly favorably to their large cap counterparts. In addition, the valuations of small cap growth stocks have fallen to historically low levels relative to the valuations of small cap value stocks. And since earnings growth is a harbinger of future stock-price performance, small cap growth stocks in particular may be poised for a rebound when the smoke clears and fears subside.
     Since the Fund has a SMALL CAP GROWTH STYLE and focuses on companies showing high earnings growth rather than value characteristics, it is prudent to assume a style benchmark that reflects the performance of the investment universe that is applicable to the Fund. As a result the Fund is adopting the Russell 2000 Growth Index as its new benchmark versus the previous benchmark of the Russell 2000 Index. Although the Fund aims at outperforming the Russell 2000 Index over time as well, in the short term the Fund's performance will correlate more closely with the Russell 2000 Growth Index.


============================================================================= 19

MANAGER'S DISCUSSION AND ANALYSIS (CONTINUED) ==================================


[Line Graph Omitted]

Plot Points are as follows:


COMMON SHARE CLASS

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Date                  Rembrandt Small Cap       Frank Russell     Frank Russell         Lipper Small Cap
                      Fund                      2000 Index        2000 Growth Index     Funds Average
1/31/93                   10,000                    10,000            10,000                10,000
12/93                     10,300                    11,500            11,482                11,198
12/94                      9,654                    11,290            11,424                10,926
12/95                     12,756                    14,501            15,083                14,317
12/96                     15,233                    16,895            18,102                15,929
12/97                     17,654                    20,673            21,859                17,992

                                             DOLLARS (000)


INVESTOR SHARE CLASS

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Date                  Rembrandt Small Cap       Frank Russell     Frank Russell         Lipper Small Cap
                      Fund                      2000 Index        2000 Growth Index     Funds Average
4/30/93                   10,000                    10,000            10,000                10,000
12/93                     11,079                    11,725            11,830                11,922
12/94                     10,355                    11,511            11,769                11,632
12/95                     13,640                    14,785            15,539                15,241
12/96                     16,257                    17,226            18,650                16,957
12/97                     18,768                    21,078            22,520                19,153

                                             DOLLARS (000)


----------------------------------------------------------------------------------------------------
CLASS OF SHARES    ONE-YEAR RETURN       ANNUALIZED 3 YEAR RETURN       ANNUALIZED INCEPTION TO DATE
----------------------------------------------------------------------------------------------------
Common                 15.89%                      22.29%                           12.02%
----------------------------------------------------------------------------------------------------
Investor               15.45%                      21.93%                           13.55%
----------------------------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE FUND DOES NOT PREDICT FUTURE RESULTS.
INDEXES ARE USED FOR COMPARATIVE PURPOSES ONLY. ALL INDEXES ARE NOT MANAGED, ARE NOT AVAILABLE FOR INVESTMENT AND, UNLIKE ALL MUTUAL FUNDS, THEY DO NOT ASSESS FEES.


ASIAN TIGERS FUND

     1997 will be remembered as the year of the Asian meltdown, as equity and currency values crumbled. The collapse can be attributable initially to the realization that fixed exchange rates were not viable in the face of sluggish economic growth and over-investment mainly in unproductive assets often financed by mis-priced capital sourced from overseas. Investors reacted to the decline in currency values by aggressively selling shares. Equity markets in Jakarta, Bangkok and Seoul registered declines in excess of 70% in U.S. dollar terms while Manila and Kuala Lumpur fared little better dropping by over 60%. In comparison, Singapore dropped by 43%, Hong Kong by approximately 20% and Taiwan closed the year virtually unchanged. On the positive side, Bombay recorded a gain of just under 8% largely as a result of the closed nature of its markets and its low reliance on foreign capital.
     The Fund was not immune to developments in the market and a cautious stance was adopted throughout most of the year. Weightings were lowered significantly in Malaysia from 15% in July to under 5% at the end of the year. Similarly, the Fund's exposure to Indonesia was lowered from 6.5% to approximately 1.5% while the weighting in Thailand had been reduced during early 1997 from 8% to 3% in July and just over 1% at year-end. On the positive side, weightings were increased in India and in Hong Kong.

20 =============================================================================

============================================================== DECEMBER 31, 1997



These changes in asset allocation were undertaken in response to perceived changes in the prospects for the markets in an effort to maintain the Fund's performance.
     Immediate prospects for Asian markets appear uncertain. The continuing lack of confidence particularly in Indonesia and Korea are spreading havoc even in markets such as Singapore, which are often regarded as safe havens. A return of stability is heavily dependent on the political will to implement far-reaching reforms with the supervision of the International Monetary Fund. Korea and Thailand seem to have taken the first steps in this direction although Indonesia currently seems to be wavering. Hong Kong is expected to maintain its currency peg in the near term although at substantial cost to the real economy and asset prices. The Philippines will be troubled by problems in its property and banking sectors while the economy in Singapore may face negative growth as the full impact of the problems in Malaysia and Indonesia take its toll. India is expected to fare relatively better although a general election in March is likely to weigh heavily on investor sentiment. In summary, the immediate prospects for Asia appear gloomy. On a longer term basis, Asia still retains a number of positive fundamental attributes which will form the foundations for a recovery in future years.



[Line Graph Omitted]

Plot Points are as follows:


COMMON SHARE CLASS

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Date                  Rembrandt Asian         Morgan Stanley MSCI        Lipper Pacific ex-Japan
                      Tiger Fund              Pacific ex-Japan Index     Funds Average
1/31/94                   10,000                  10,000                     10,000
12/94                      9,450                   8,819                      8,805
12/95                     10,547                   9,962                      8,977
12/96                     12,081                  12,009                      9,781
12/97                      7,734                   8,286                      6,307

                                   DOLLARS (000)


INVESTOR SHARE CLASS

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Date                  Rembrandt Asian         Morgan Stanley MSCI         Lipper Pacific ex-Japan
                      Tiger Fund              Pacific ex-Japan Index      Funds Average
1/31/94                   10,000                  10,000                     10,000
12/94                      9,434                   8,819                      8,805
12/95                     10,488                   9,962                      8,977
12/96                     11,979                  12,009                      9,781
12/97                      7,637                   8,286                      6,307

                                   DOLLARS (000)



----------------------------------------------------------------------------------------------------
CLASS OF SHARES    ONE-YEAR RETURN       ANNUALIZED 3 YEAR RETURN       ANNUALIZED INCEPTION TO DATE
----------------------------------------------------------------------------------------------------
Common                 -35.98%                     -6.46%                           -6.11%
----------------------------------------------------------------------------------------------------
Investor               -36.25%                     -6.80%                           -6.45%
----------------------------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE FUND DOES NOT PREDICT FUTURE RESULTS.
INDEXES ARE USED FOR COMPARATIVE PURPOSES ONLY. ALL INDEXES ARE NOT MANAGED, ARE NOT AVAILABLE FOR INVESTMENT AND, UNLIKE ALL MUTUAL FUNDS, THEY DO NOT ASSESS FEES.


============================================================================= 21

MANAGER'S DISCUSSION AND ANALYSIS (CONTINUED) ==================================



LATIN AMERICA EQUITY FUND

     The recovery in November and December was not enough to offset the losses in October when the market took a hit due to the spill-over effect from Asia. The Fund's overweighting in Brazil did not pay off in the last quarter since Brazil was the country that suffered the most due to uncertainties about the currency. However, stock picking more than offset the country allocation, and the Fund went up by 35.5%, outperforming the peer group by 10% in 1997. For 1998 we expect different dynamics to play a role in the individual markets.
     Brazil will have to face tough fiscal and monetary measures as an answer to pressures arising from the Asian crisis. These factors will restrict growth in 1998 but, on the other hand, the crisis brought a sense of urgency and important structural reforms have been approved by Congress. This will certainly lead to improved fundamentals which, together with low valuations, cost-cutting and privatisations, lead us to remain positive. Mexico presented the best macroeconomic picture, with gross domestic product (GDP) growth above 7%, falling inflation and a recovery in consumption. Valuations, however, are above the average for the region and we remain underweighted in the country. Argentina also showed impressive GDP growth (above 7%) and the market should continue benefiting from a reduction in unemployment and a growing pension fund industry. Likewise, Chile also recorded strong GDP growth, though the exposure of its exports to Asia and its dependence on commodities, as well as higher interest rates, are likely to affect the Chilean market in 1998. In Peru, the reforms implemented during the past few years have raised its growth potential. This growth has however been restricted to a few sectors, while its market has been prone to fluctuations. Political uncertainties still exist. We remain close to neutral in Peru.
     In summary, we remain positive about the region. Fundamentals are still in place, and, although economic growth will not reach 1997 levels, it will still be around 3.5%. Valuations are quite attractive: the region currently trades at a profit to earnings ratio of around 14, and earnings per share should grow by 18% in 1998. The major risk for this picture would be a contraction in global liquidity as consequence of a worsening situation in Asia.


22 =============================================================================

============================================================== DECEMBER 31, 1997


[Line Graph Omitted]

Plot Points are as follows:


COMMON SHARE CLASS

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Date             Rembrandt Latin America     Morgan Stanley MSCI Emerging      Lipper Latin America
                 Equity Fund                 Markets Latin America Free Index  Funds Average
6/30/96                10,000                      10,000                            10,000
12/96                  10,240                      10,396                            10,406
12/97                  13,875                      13,594                            13,036

                                   DOLLARS (000)


---------------------------------------------------------------------
CLASS OF SHARES    ONE-YEAR RETURN       ANNUALIZED INCEPTION TO DATE
---------------------------------------------------------------------
Common                 35.50%                      24.23%
---------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE FUND DOES NOT PREDICT FUTURE RESULTS.
INDEXES ARE USED FOR COMPARATIVE PURPOSES ONLY. ALL INDEXES ARE NOT MANAGED, ARE NOT AVAILABLE FOR INVESTMENT AND, UNLIKE ALL MUTUAL FUNDS, THEY DO NOT ASSESS FEES.


============================================================================= 23

================================================================================




REPORT OF INDEPENDENT AUDITORS


TRUSTEES AND SHAREHOLDERS
REMBRANDT FUNDS(R)

We have audited the accompanying statements of net assets of the Treasury Money Market Fund, Government Money Market Fund, Money Market Fund, Tax-Exempt Money Market Fund, Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Balanced Fund, Value Fund, Growth Fund, International Equity Fund, Small Cap Fund, and Latin America Equity Fund and the schedules of investments and statements of assets and liabilities of the Real Estate Fund and Asian Tigers Fund of Rembrandt Funds(R), (the "Trust"), as of December 31, 1997, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Treasury Money Market Fund, Government Money Market Fund, Money Market Fund, Tax-Exempt Money Market Fund, Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Balanced Fund, Value Fund, Growth Fund, International Equity Fund, Small Cap Fund, Latin America Equity Fund, Real Estate Fund and Asian Tigers Fund at December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented herein, in conformity with generally accepted accounting principles.

                                                          /S/Signature

                                                          ERNST & YOUNG LLP

Philadelphia, Pennsylvania
January 30, 1998

24 =============================================================================

============================================================== DECEMBER 31, 1997


STATEMENT OF NET ASSETS


TREASURY MONEY MARKET FUND

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

CASH EQUIVALENT -- 5%
U.S. TREASURY OBLIGATIONS -- 95%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                                           FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================
U.S. TREASURY OBLIGATIONS -- 94.4%
   U.S. Treasury Bills (A)
     4.956%, 01/08/98                                      $ 5,000      $  4,995
     4.985%, 01/08/98                                        3,000         2,997
     5.075%, 01/08/98                                        9,000         8,991
     5.095%, 01/08/98                                       10,000         9,990
     5.081%, 01/15/98                                       10,000         9,980
     5.154%, 01/15/98                                       15,000        14,970
     5.243%, 01/22/98                                       10,000         9,970
     5.251%, 01/22/98                                        5,000         4,985
     5.254%, 01/22/98                                       10,000         9,970
     5.154%, 01/29/98                                       10,000         9,960
     5.235%, 02/05/98                                        7,000         6,965
     5.127%, 02/12/98                                        7,000         6,959
     5.289%, 02/12/98                                        7,000         6,957
     5.137%, 02/19/98                                        7,000         6,952
     5.121%, 03/05/98                                        3,000         2,973
     5.281%, 03/05/98                                        7,000         6,936
     5.307%, 03/26/98                                        7,000         6,914
   U.S. Treasury Notes
     5.625%, 01/31/98                                       10,000         9,997
     6.125%, 03/31/98                                       15,000        15,025
     7.875%, 04/15/98                                       11,000        11,073
     5.125%, 04/30/98                                        6,000         5,993


                                                       SHARES /FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================
   U.S. Treasury Notes (continued)
     5.875%, 04/30/98                                       $5,000      $  5,007
     6.125%, 05/15/98                                        6,000         6,013
                                                                        --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $184,572)                                                       184,572
                                                                        --------
CASH EQUIVALENT -- 4.9%
     SEI Daily Income Trust
       Treasury II Portfolio                                 9,518         9,518
                                                                        --------
TOTAL CASH EQUIVALENT
   (Cost $9,518)                                                           9,518
                                                                        --------
TOTAL INVESTMENTS -- 99.3%
   (Cost $194,090)                                                       194,090
                                                                        --------
OTHER ASSETS AND LIABILITIES, NET -- 0.7%                                  1,393
                                                                        --------
NET ASSETS:
Portfolio Shares of the Common Share Class
   (unlimited authorization -- no par value)
   based on 188,756,859 outstanding shares
   of beneficial interest                                                188,757
Portfolio Shares of the Investor Share Class
   (unlimited authorization -- no par value)
   based on 6,722,764 outstanding shares
   of beneficial interest                                                  6,723
Accumulated net realized gain on investments                                   3
                                                                        --------
TOTAL NET ASSETS -- 100.0%                                              $195,483
                                                                        ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- COMMON SHARE CLASS                                   $1.00
                                                                        ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INVESTOR SHARE CLASS                                 $1.00
                                                                        ========

--------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.

(A) THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AS OF DECEMBER 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


============================================================================= 25

================================================================================

STATEMENT OF NET ASSETS


GOVERNMENT MONEY MARKET FUND

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

REPURCHASE AGREEMENTS -- 37%
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 63%

% OF TOTAL PORTFOLIO INVESTMENTS (1)


                                                           FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 64.3%
     Federal Farm Credit Bank
       5.750%, 09/11/98                                     $12,000     $ 11,998
     Federal Farm Credit Bank Discount Notes
       5.670%, 08/18/98                                       6,000        5,792
       5.690%, 11/23/98                                       4,000        3,805
     Federal Home Loan Bank
       5.575%, 02/20/98                                       5,000        5,000
       5.710%, 06/23/98                                       5,000        4,999
     Federal Home Loan Bank Discount Notes
       5.639%, 01/16/98                                       3,000        2,993
       5.660%, 02/20/98                                       4,000        3,970
       5.670%, 08/17/98                                       6,000        5,793
     Federal Home Loan Mortgage
       Corporation Discount Notes
       5.680%,01/14/98                                        9,100        9,081
       5.590%, 01/23/98                                       8,000        7,973
       5.590%, 01/30/98                                       7,900        7,865
       5.710%, 02/25/98                                      10,000        9,914
       5.700%, 03/06/98                                       7,000        6,930
       5.710%, 03/10/98                                       7,000        6,925


                                                           FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================
     Federal National Mortgage
       Association
       5.740%, 06/09/98                                  $  5,500       $  5,501
     Federal National Mortgage
       Association Discount Notes
       5.710%, 02/11/98                                    10,000          9,936
       5.700%, 03/05/98                                     7,000          6,931
       5.530%, 04/09/98                                     8,000          7,883
       5.670%, 04/15/98                                     8,000          7,872
       5.650%, 04/24/98                                    10,000          9,827
       5.660%, 05/18/98                                     3,000          2,937
     Federal National Mortgage
       Association MTN
       5.790%, 03/25/98                                     3,000          3,000
       6.000%, 04/17/98                                     8,000          8,008
       5.840%, 06/10/98                                     5,000          4,999
     Student Loan Marketing
       Association (A)
       5.779%, 01/06/98                                    10,000         10,000
                                                                        --------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
     (Cost $169,932)                                                     169,932
                                                                        --------

REPURCHASE AGREEMENTS -- 37.3%
     J.P. Morgan
       6.760%, dated 12/31/97, matures
       01/02/98, repurchase price
       $58,532,004 (collateralized by
       U.S. Government Agency
       Instruments, total market
       value: $59,365,101)                                 58,201         58,201
     Prudential Securities
       6.760%, dated 12/31/97, matures
       01/02/98, repurchase price
       $40,489,958 (collateralized by
       U.S. Government Agency and
       Treasury Instruments, total market
       value: $41,188,826)                                 40,381         40,381
                                                                        --------

TOTAL REPURCHASE AGREEMENTS
     (Cost $98,582)                                                       98,582
                                                                        --------

26 =============================================================================

============================================================== DECEMBER 31, 1997


STATEMENT OF NET ASSETS


DESCRIPTION                                                          VALUE (000)
================================================================================
TOTAL INVESTMENTS -- 101.6%
   (Cost $268,514)                                                     $268,514
                                                                       --------

OTHER ASSETS AND LIABILITIES, NET -- (1.6%)                              (4,323)
                                                                       --------
NET ASSETS:
Portfolio Shares of the Common Share Class
   (unlimited authorization -- no par value)
   based on 255,231,569 outstanding shares
   of beneficial interest                                               255,231
Portfolio Shares of the Investor Share Class
   (unlimited authorization -- no par value)
   based on 8,932,275 outstanding shares
   of beneficial interest                                                 8,932
Undistributed net investment income                                          32
Accumulated net realized loss on investments                                 (4)
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $264,191
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- COMMON SHARE CLASS                                  $1.00
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INVESTOR SHARE CLASS                                $1.00
                                                                       ========

--------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.

(A) VARIABLE RATE INSTRUMENT. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1997. THE MATURITY DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.

MTN -- MEDIUM TERM NOTE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


============================================================================= 27

STATEMENT OF NET ASSETS


MONEY MARKET FUND

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

CERTIFICATES OF DEPOSIT -- 40%
BANK NOTE -- 1%
REPURCHASE AGREEEMENTS -- 28%
COMMERCIAL PAPER -- 25%
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4%
CORPORATE BONDS -- 2%

% OF TOTAL PORTFOLIO INVESTMENTS (1)


                                                           FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================
BANK NOTE -- 1.4%
     Morgan Guaranty Trust (New York)
       5.965%, 06/22/98                                   $10,000       $ 10,004
                                                                        --------
TOTAL BANK NOTE
   (Cost $10,004)                                                         10,004
                                                                        --------
CERTIFICATES OF DEPOSIT -- 39.8%
   BANKS -- 39.8%
     Bank of Nova Scotia (New York)
       5.925%, 08/14/98                                    28,000         28,009
     Barclays Bank (New York)
       5.790%, 03/03/98                                    15,000         15,000
       5.870%, 08/27/98                                    15,000         14,995
     Bayersche Vereinsbank
       (New York)
       5.870%, 01/08/98                                    25,000         25,000
     Canadian Imperial Bank of
       Commerce (New York)
       5.870%, 01/06/98                                    15,000         15,000
       5.720%, 03/04/98                                    15,000         15,000
     Chase Manhatten Bank
       5.650%, 01/14/98                                    15,000         15,000
     Commerzbank (New York)
       5.875%, 08/17/98                                    18,000         17,998


                                                           FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================
     Credit Suisse First Boston
       (New York)
       5.870%, 03/16/98                                   $ 7,000       $  7,000
       5.660%, 03/18/98                                    20,000         19,998
     Deutsche Bank (New York)
       5.870%, 08/10/98                                    10,000          9,995
     National Westminster (New York)
       5.870%, 08/10/98                                    10,000          9,994
     Rabobank Nederland
       (New York)
       5.690%, 03/31/98                                    13,000         12,997
       5.700%, 05/12/98                                    13,000         12,996
     Regions Bank (Alabama)
       5.650%, 02/03/98                                    15,000         15,000
       6.000%, 06/25/98                                     5,000          5,001
     Societe Generale (New York)
       5.810%, 03/05/98                                    15,000         15,000
       5.840%, 09/16/98                                    10,000         10,002
     Swiss Bank (New York)
       5.750%, 02/12/98                                    10,000         10,000
       5.980%, 03/19/98                                    10,000         10,001
       5.870%, 08/19/98                                    10,000          9,998
                                                                        --------
TOTAL CERTIFICATES OF DEPOSIT
   (Cost $293,984)                                                       293,984
                                                                        --------
COMMERCIAL PAPER -- 24.9%
   BANKS -- 2.0%
     Nationsbank
       5.860%, 01/30/98                                    15,000         14,930
                                                                        --------
   BEAUTY PRODUCTS -- 2.0%
     Colgate Palmolive
       5.830%, 01/07/98                                    15,000         14,985
                                                                        --------
   FINANCIAL SERVICES -- 17.1%
     American Express Credit
       5.790%, 02/04/98                                    15,000         14,919
     Centric Capital
       5.850%, 02/09/98                                     5,000          4,969
     Enterprise Funding
       5.880%, 01/05/98                                     7,237          7,232
     General Electric Capital
       5.810%, 04/15/98                                    15,000         14,753



28 =============================================================================

============================================================== DECEMBER 31, 1997


STATEMENT OF NET ASSETS


                                                           FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================
   FINANCIAL SERVICES -- (continued)
     Golden Managers Acceptance
       5.920%, 01/16/98                                   $ 20,000      $ 19,951
     Merrill Lynch & Company
       5.770%, 01/28/98                                     15,000        14,936
       5.830%, 02/13/98                                     15,000        14,897
     Norwest
       5.760%, 02/11/98                                     20,000        19,870
     Receivables Capital
       5.860%, 02/06/98                                     15,000        14,913
                                                                        --------
                                                                         126,440
                                                                        --------
   WHOLESALE -- 3.8%
     Sysco
       5.790%, 02/10/98                                     18,000        17,885
       5.780%, 03/10/98                                     10,000         9,892
                                                                        --------
                                                                          27,777
                                                                        --------
TOTAL COMMERCIAL PAPER
   (Cost $184,132)                                                       184,132
                                                                        --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.2%
     Federal Farm Credit Bank
       5.750%, 09/11/98                                     10,000         9,994
     Federal National Mortgage
       Association
       5.250%, 03/25/98                                      5,500         5,494
     Federal National Mortgage
       Association MTN
       5.500%, 02/18/98                                     15,500        15,494
                                                                        --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $30,982)                                                         30,982
                                                                        --------
CORPORATE BONDS -- 2.0%
     Associates of North America
       7.300%, 03/15/98                                     10,000        10,031
     PepsiCo
       6.125%, 01/15/98                                      5,050         5,051
                                                                        --------
TOTAL CORPORATE BONDS
   (Cost $15,082)                                                         15,082
                                                                        --------
REPURCHASE AGREEMENTS -- 27.4%
     J.P. Morgan
       6.750%, dated 12/31/97, matures
       01/02/98, repurchase price
       $154,714,276 (collateralized by
       U.S. Government Agency
       Instruments, total market
       value: $157,220,275)                                154,022       154,022


                                                           FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================
     Prudential
       6.750%, dated 12/31/97, matures
       01/02/98, repurchase price
       $48,480,088 (collateralized by
       U.S. Government Agency and
       Treasury Instruments, total
       market value: $49,268,134)                          $48,417      $ 48,417
                                                                        --------
TOTAL REPURCHASE AGREEMENTS
   (Cost $202,439)                                                       202,439
                                                                        --------
TOTAL INVESTMENTS -- 99.7%
   (Cost $736,623)                                                       736,623
                                                                        --------
OTHER ASSETS AND LIABILITIES, NET -- 0.3%                                  2,395
                                                                        --------
NET ASSETS:
Portfolio Shares of the Common Share Class
   (unlimited authorization -- no par value)
   based on 737,731,970 outstanding shares
   of beneficial interest                                                737,731
Portfolio Shares of the Investor Share Class
   (unlimited authorization -- no par value)
   based on 1,282,279 outstanding shares
   of beneficial interest                                                  1,283
Accumulated net realized gain on investments                                   4
                                                                        --------
TOTAL NET ASSETS -- 100.0%                                              $739,018
                                                                        ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- COMMON SHARE CLASS                                   $1.00
                                                                        ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INVESTOR SHARE CLASS                                 $1.00
                                                                        ========




--------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.

MTN -- MEDIUM TERM NOTE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



============================================================================= 29

================================================================================


STATEMENT OF NET ASSETS


TAX-EXEMPT MONEY MARKET FUND

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

CASH EQUIVALENTS -- 4%
MUNICIPAL BONDS -- 96%

% OF TOTAL PORTFOLIO INVESTMENTS (1)


                                                           FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================
MUNICIPAL BONDS -- 96.1%
   ALABAMA -- 2.2%
     Columbia County, Pollution
       Control RB, Alabama
       Power Project, Series C
       4.500%, 01/02/98 (A) (B)                            $ 5,600       $ 5,600
                                                                         -------
   ALASKA -- 4.9%
     Valdez, Industrial Development
       Authority RB, Exxon
       Pipeline Company Project
       4.950%, 01/02/98 (A) (B)                             12,500        12,500
                                                                         -------
   ARIZONA -- 2.4%
     Coconino County, Pollution Control
       RB, Nevada Power, Series E, LOC
       3.700%, 01/07/98 (A) (B)                              4,000         4,000
     Salt River, Agricultural Improvement
       & Power District TECP
       3.750%, 03/09/98                                      2,000         2,000
                                                                         -------
                                                                           6,000
                                                                         -------
   CALIFORNIA -- 4.0%
     Contra Costa County TRAN
       4.500%, 07/01/98                                     10,000        10,033
                                                                         -------


                                                           FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================
   FLORIDA -- 6.3%
     Florida State Municipal Power Agency
       TECP, Initial Pooled War Project,
       Series A, LOC
       3.650%, 02/05/98                                    $ 6,000       $ 6,000
     Sunshine State Governmental
       Financing Commission TECP,
       Series 1986, LOC
       3.750%, 02/03/98                                     10,000        10,000
                                                                         -------
                                                                          16,000
                                                                         -------
   GEORGIA -- 8.5%
     Burke County, Pollution Control RB,
       Georgia Power Company
       Plant Vogtle Project
       4.500%, 01/02/98 (A) (B)                              9,700         9,700
     Monroe County, Pollution Control
       RB, Georgia Power Company
       Plant Scherer Project
       4.500%, 01/02/98 (A) (B)                              2,300         2,300
     Monroe County, Pollution
       Control RB, Gulf Power
       Plant Project, Series 2
       4.500%, 01/02/98 (A) (B)                              9,550         9,550
                                                                         -------
                                                                          21,550
                                                                         -------
   ILLINOIS -- 0.1%
     Illinois State Development Finance
       Authority RB, Saint Xavier
       University Project
       4.000%, 01/07/98 (A) (B)                                180           180
                                                                         -------
   INDIANA -- 3.0%
     Sullivan, National Rural Utilities
       TECP, Indiana Hoosier Energy
       Rural Electric Project,
       Series L-4, LOC
       3.650%, 02/04/98                                      5,100         5,100
     Sullivan, National Rural Utilities
       TECP, Indiana Hoosier Energy
       Rural Electric Project,
       Series L-5, LOC
       3.750%, 03/04/98                                      2,600         2,600
                                                                         -------
                                                                           7,700
                                                                         -------


30 =============================================================================

============================================================== DECEMBER 31, 1997


STATEMENT OF NET ASSETS


                                                           FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================
   KANSAS -- 3.2%
     Burlington, Pollution Control
       TECP, Series 1995, LOC
       3.850%, 01/05/98                                    $ 8,000       $ 8,000
                                                                         -------
   KENTUCKY -- 1.4%
     Jefferson County, Louisville Gas &
       Electric Utilities Project TECP,
       Series 1996-A
       3.750%, 01/13/98                                      3,600         3,600
                                                                         -------
   LOUISIANA -- 5.5%
     Jefferson Parish, Hospital Service
       RB, District # 2, FGIC
       3.800%, 01/07/98 (A) (B)                             12,000        12,000
     Louisiana State District Sales Tax
       Recovery RB, Series 88,
       MBIA
       4.250%, 07/01/98                                      2,000         2,003
                                                                         -------
                                                                          14,003
                                                                         -------
   MARYLAND -- 1.6%
     Maryland State Health & Higher
       Education RB, Pooled Loan
       Program, Series B (A) (B)
       3.750%, 01/07/98                                      4,100         4,100
                                                                         -------
   MICHIGAN -- 3.2%
     Michigan State GO
       5.400%, 09/30/98                                      8,000         8,042
                                                                         -------
   MINNESOTA -- 2.8%
     Becker, Pollution Control TECP,
       Northern States Power Project,
       Series 1993-B
       3.800%, 01/07/98                                      3,000         3,000
     Hennepin County RB, Series C (A)
       3.850%, 01/07/98                                      4,000         4,000
                                                                         -------
                                                                           7,000
                                                                         -------

                                                           FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================
   MISSISSIPPI -- 3.9%
     Jackson County, Chevron
       USA Project
       4.950%, 01/02/98 (A) (B)                            $ 9,960       $ 9,960
                                                                         -------
   MISSOURI -- 3.4%
     Missouri State Health & Educational
       Facilities Authority RB, Washington
       University Project, Series A, LOC
       5.000%, 01/02/98 (A) (B)                              8,500         8,500
                                                                         -------
   MONTANA -- 3.9%
     Montana State TRAN
       4.250%, 06/30/98                                     10,000        10,022
                                                                         -------
   NEBRASKA -- 2.7%
     Omaha, Public Power District
       TECP, LOC
       3.800%, 01/08/98                                      6,800         6,800
                                                                         -------
   NEVADA -- 1.2%
     Clark County, Industrial
       Development RB, Series C
       3.850%, 01/07/98 (A) (B)                              3,000         3,000
                                                                         -------
   NEW MEXICO -- 3.2%
     New Mexico State TRAN
       4.500%, 06/30/98                                      8,000         8,025
                                                                         -------
   NEW YORK -- 3.9%
     New York City GO,
       Series 1993 A-4, LOC
       4.950%, 01/02/98 (A)                                  1,100         1,100
     New York City GO,
       Series B, FGIC
       4.150%, 01/02/98 (A)                                  5,000         5,000
     New York City GO,
       Series B-4
       4.000%, 01/02/98 (A) (B)                              3,800         3,800
                                                                         -------
                                                                           9,900
                                                                         -------

============================================================================= 31

================================================================================


STATEMENT OF NET ASSETS

                                                           FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================
   OHIO -- 2.0%
     Toledo-Lucas, Port Authority
       Transportation Project
       TECP, LOC
       3.750%, 02/04/98                                    $ 5,000       $ 5,000
                                                                         -------
   OKLAHOMA -- 2.4%
     Muskogee, Industrial Pollution
       Control RB, Oklahoma Gas
       & Electric, Series A
       3.900%, 01/07/98 (A)                                  6,000         6,000
                                                                         -------
   SOUTH CAROLINA -- 2.5%
     Piedmont, Municipal Power
       Agency RB, MBIA
       3.600%, 01/07/98 (A)                                  6,400         6,400
                                                                         -------
   TEXAS -- 11.4%
     Board of Regents of the University
       of Texas, System Revenue
       Finance TECP, Series A
       3.700%, 02/11/98                                      5,000         5,000
     Harris County, Health Facilities
       Special Facilities RB, MBIA
       4.500%, 01/02/98 (A)                                 10,100        10,100
     Texas State Higher Education
       Authority RB, Series B, FGIC
       3.800%, 01/07/98 (A) (B)                              1,745         1,745
     Texas State TRAN
       4.750%, 08/31/98                                     12,000        12,070
                                                                         -------
                                                                          28,915
                                                                         -------
   VIRGINIA -- 3.9%
     Virginia State, Penninsula Ports
       Authority TECP, LOC
       3.750%, 01/14/98                                     10,000        10,000
                                                                         -------

                                                       SHARES /FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================

   WISCONSIN -- 0.6%
     Wisconsin State Tranportation
       TECP, Series 1997-A
       3.700%, 01/02/98                                     $1,500      $  1,500
                                                                        --------
   WYOMING -- 2.0%
     Gillette, Campbell County,
       Pacificorp Project TECP,
       Series 1988, LOC
       3.750%, 01/12/98                                      5,000         5,000
                                                                        --------
TOTAL MUNICIPAL BONDS
   (Cost $243,330)                                                       243,330
                                                                        --------
CASH EQUIVALENTS -- 3.6%
     Dreyfus Tax-Exempt Cash
       Management Fund                                          54            54
     Provident Municipal Bond Fund                           5,000         5,000
     SEI Tax-Exempt Trust Institutional
       Tax Free Portfolio                                    4,151         4,151
                                                                        --------
TOTAL CASH EQUIVALENTS
   (Cost $9,205)                                                           9,205
                                                                        --------
TOTAL INVESTMENTS -- 99.7%
   (Cost $252,535)                                                       252,535
                                                                        --------
OTHER ASSETS AND LIABILITIES, NET -- 0.3%                                    703
                                                                        --------


32 =============================================================================

============================================================== DECEMBER 31, 1997


STATEMENT OF NET ASSETS


DESCRIPTION                                                          VALUE (000)
================================================================================
NET ASSETS:
Portfolio Shares of the Common Share Class
   (unlimited authorization -- no par value)
   based on 250,267,612 outstanding shares
   of beneficial interest                                              $250,267
Portfolio Shares of the Investor Share Class
   (unlimited authorization -- no par value)
   based on 2,977,577 outstanding shares
   of beneficial interest                                                 2,978
Accumulated net realized loss on investments                                 (7)
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $253,238
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- COMMON SHARE CLASS                                  $1.00
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR SHARE CLASS                                   $1.00
                                                                       ========





-------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.

(A) VARIABLE RATE INSTRUMENT. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1997. THE MATURITY DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.

(B) DEMAND OR PUT FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY. THE MATURITY DATE SHOWN IS THE THE LESSER OF THE NEXT SCHEDULED RESET DATE OR DEMAND/PUT DATE.

GO -- GENERAL OBLIGATION

LOC -- SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A
       MAJOR COMMERCIAL BANK OR FINANCIAL INSTITUTION.

RB -- REVENUE BOND

TECP -- TAX-EXEMPT COMMERCIAL PAPER

TRAN -- TAX & REVENUE ANTICIPATION NOTE

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS:

FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION

MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


============================================================================ 33

===============================================================================

STATEMENT OF NET ASSETS


FIXED INCOME FUND

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13%
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 15%
U.S. TREASURY OBLIGATIONS -- 27%
REPURCHASE AGREEMENT -- 3%
COMMERCIAL PAPER -- 3%
CORPORATE OBLIGATIONS -- 24%
FOREIGN CORPORATE OBLIGATIONS -- 5%
ASSET BACKED SECURITIES -- 10%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                                           FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================
U.S. TREASURY OBLIGATIONS -- 27.7%
     U.S. Treasury Bonds
       7.250%, 05/15/16                                     $ 1,900      $ 2,163
       7.500%, 11/15/16                                       1,300        1,518
       6.000%, 02/15/26                                       7,725        7,709
     U.S. Treasury Notes
       6.375%, 07/15/99                                      13,000       13,144
       6.875%, 07/31/99                                       3,500        3,563
       6.250%, 05/31/00                                       2,100        2,126
       6.375%, 09/30/01                                       7,700        7,857
       7.250%, 05/15/04                                       1,090        1,176
                                                                         -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $38,283)                                                         39,256
                                                                         -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.1%
     Federal Farm Credit Bank MTN
       6.710%, 04/25/01                                       4,800        4,911
     Federal Home Loan Bank
       7.260%, 09/06/01                                       1,025        1,069
     Federal National Mortgage Association MTN
       5.950%, 11/05/99                                       6,000        6,008
       5.970%, 09/25/00                                       6,500        6,514
                                                                         -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $18,335)                                                         18,502
                                                                         -------

                                                           FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 16.0%
     Federal Home Loan Mortgage
       Corporation Gold, Series 2020,
       Tranche B
       6.250%, 01/30/27 (B)                                  $2,600     $ 2,597
     Federal Home Loan Mortgage
       Corporation Gold, Series 2020,
       Tranche C
       6.250%, 01/30/27 (B)                                   2,600       2,562
     Federal Home Loan Mortgage
       Corporation Gold, Pool # D50469
       6.500%, 03/01/24                                       3,407       3,383
     Federal National Mortgage
       Association, Pool # 190249
       6.500%, 10/01/23                                       1,739       1,726
     Federal National Mortgage
       Association REMIC,
       Series 1992-159, Cl PG
       6.500%, 06/25/18                                       1,500       1,505
     Federal National Mortgage
       Association REMIC,
       Series 1992-197, Cl A
       6.500%, 07/25/18                                       3,600       3,590
     Federal National Mortgage
       Association REMIC,
       Series 1993-2, Cl PG
       7.000%, 02/25/20                                       2,300       2,330
     Federal National Mortgage
       Association REMIC,
       Series 1996-32, Cl PE
       7.000%, 08/25/22                                       3,654       3,754
     Government National Mortgage
       Association, Pool # 346690
       7.000%, 08/15/23                                       1,154       1,170
                                                                        -------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED
   OBLIGATIONS
   (Cost $22,101)                                                        22,617
                                                                        -------
ASSET-BACKED SECURITIES -- 10.5%
     CIT Recreational Vehicle Owner Trust,
       Series 1996-A, Cl A
       5.400%, 12/15/11                                       1,472       1,461
     Contimortgage Home Equity Loan Trust,
       Series 1996-2, Cl A-6
       7.250%, 06/15/11                                       1,860       1,920


34 ============================================================================

============================================================= DECEMBER 31, 1997


STATEMENT OF NET ASSETS

                                                           FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================
     IMC Home Equity Loan Trust,
       Series 1997-2, Cl A-7
       7.230%, 05/20/27                                     $2,750     $  2,847
     Metris Master Trust,
       Series 1997-1, Cl A
       6.870%, 11/20/05                                      2,400        2,467
     Residential Funding Mortgage
       Securities I, Series 1994-S1, Cl A-7
       6.574%, 01/25/24                                      2,600        2,589
     Southern California Gas & Electric,
       Series 1997-1, Cl A-6
       6.380%, 09/25/08                                      2,000        2,018
     The Money Store Home Equity Trust,
       Series 1993-C, Cl A-3
       5.750%, 10/15/22                                      1,559        1,532
                                                                       --------
TOTAL ASSET-BACKED SECURITIES
   (Cost $14,593)                                                        14,834
                                                                       --------
CORPORATE OBLIGATIONS -- 24.9%
   FINANCIAL -- 9.9%
     Associates of North America
       6.450%, 10/15/01                                      2,000        2,015
     Bankers Trust New York,
       Series A, MTN
       6.700%, 10/01/07                                      2,000        2,000
     Countrywide Home Loan
       7.260%, 05/10/04                                      2,000        2,087
     Hartford Life
       7.100%, 06/15/07                                      1,500        1,543
     Lehman Brothers Holdings,
       Series E, MTN
       6.625%, 12/27/02                                      2,500        2,509
     PNC Funding
       6.875%, 07/15/07                                      1,500        1,534
     Salomon Brothers
       7.200%, 02/01/04                                      2,300        2,389
                                                                       --------
                                                                         14,077
                                                                       --------
   INDUSTRIAL -- 12.9%
     Apache
       6.500%, 12/15/07                                      2,840        2,826
     Bausch & Lomb
       6.750%, 12/15/04                                      2,765        2,782
     Federated Department Stores
       6.790%, 07/15/27                                      2,840        2,900


                                                           FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================
     Ford Motor
       7.250%, 10/01/08                                    $1,900      $  2,016
     RJR Nabisco
       8.750%, 04/15/04                                     3,055         3,273
     Sears Finance
       7.000%, 06/15/07                                     2,000         2,082
     Time Warner
       7.750%, 06/15/05                                     2,200         2,332
                                                                       --------
                                                                         18,211
                                                                       --------
UTILITIES -- 2.1%
     Texas Utilities Electric
       7.170%, 08/01/07                                     2,840         2,943
                                                                       --------
TOTAL CORPORATE OBLIGATIONS
   (Cost $34,587)                                                        35,231
                                                                       --------
FOREIGN CORPORATE OBLIGATIONS -- 5.7%
     Endesa-Chile, Empresa
       Nacional Electric
       8.125%, 02/01/97                                     2,545         2,637
     Poland
       7.750%, 07/01/17                                     2,600         2,671
       3.000%, 10/17/24 (A)                                 4,460         2,726
                                                                       --------
TOTAL FOREIGN CORPORATE OBLIGATIONS
   (Cost $7,711)                                                          8,034
                                                                       --------
COMMERCIAL PAPER -- 2.8%
     General Electric
       5.900%, 01/16/98                                     4,000         3,990
                                                                       --------
TOTAL COMMERCIAL PAPER
   (Cost $3,990)                                                          3,990
                                                                       --------
REPURCHASE AGREEMENT -- 3.1%
     J.P. Morgan
       6.750%, dated 12/31/97, matures
       01/02/98, repurchase price
       $4,479,039 (collateralized by
       U.S. Government Agency
       Instrument, total market
       value: $4,540,606)                                   4,452         4,452
                                                                       --------
TOTAL REPURCHASE AGREEMENT
   (Cost $4,452)                                                          4,452
                                                                       --------
TOTAL INVESTMENTS -- 103.8%
   (Cost $144,052)                                                      146,916
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- (3.8%)                              (5,340)
                                                                       --------


============================================================================ 35

===============================================================================



STATEMENT OF NET ASSETS


DESCRIPTION                                                         VALUE (000)
===============================================================================
NET ASSETS:
Portfolio Shares of the Common Share Class
   (unlimited authorization --- no par value)
   based on 13,635,385 outstanding shares
   of beneficial interest                                              $138,756
Portfolio Shares of the Investor Share Class
   (unlimited authorization -- no par value)
   based on 41,191 outstanding shares
   of beneficial interest                                                   427
Undistributed net investment income                                          11
Accumulated net realized loss on investments                               (482)
Net unrealized appreciation on investments                                2,864
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $141,576
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- COMMON SHARE CLASS                                 $10.35
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INVESTOR SHARE CLASS                               $10.38
                                                                       ========







-------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.

(A) STEP BOND. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1997. THE INITIAL COUPON ON A STEP BOND CHANGES ON A SPECIFIC DATE TO A PREDETERMINED HIGHER RATE.

(B)  WHEN ISSUED SECURITY

CL -- CLASS

MTN -- MEDIUM TERM NOTE

REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



36 ============================================================================

============================================================== DECEMBER 31, 1997


STATEMENT OF NET ASSETS


INTERMEDIATE GOVERNMENT FIXED INCOME FUND

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 19%
U.S. MORTGAGE-BACKED OBLIGATIONS -- 13%
REPURCHASE AGREEMENT -- 6%
U.S. TREASURY OBLIGATIONS -- 62%

% OF TOTAL PORTFOLIO INVESTMENTS (1)


                                                           FACE        MARKET
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================
U.S. TREASURY OBLIGATIONS -- 64.5%
     U.S. Treasury Bond
       10.750%, 02/15/03                                    $3,000      $ 3,655
     U.S. Treasury Notes
       6.375%, 05/15/99                                      6,000        6,056
       6.875%, 07/31/99                                      6,000        6,107
       6.750%, 04/30/00                                      2,000        2,045
       6.250%, 08/31/00                                      2,000        2,026
       6.125%, 09/30/00                                      2,000        2,020
       7.875%, 08/15/01                                      4,500        4,810
       6.500%, 05/15/05                                      3,000        3,126
       7.000%, 07/15/06                                      3,500        3,777
                                                                        -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $33,348)                                                        33,622
                                                                        -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 19.7%
     Federal Farm Credit Bank MTN
       6.710%, 04/25/01                                      2,650        2,711
     Federal National Mortgage
       Association MTN
       5.820%, 08/25/99                                      3,000        2,998


                                                           FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================
     Federal National Mortgage  (continued)
       5.950%, 11/05/99                                      $2,500    $  2,503
       6.560%, 04/10/00                                       2,000       2,030
                                                                       --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $10,156)                                                        10,242
                                                                       --------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 13.8%
     Federal Home Loan Mortgage
       Corporation Gold, Series 2020,
       Tranche B
       6.250%, 01/30/27 (A)                                   1,500       1,498
     Federal Home Loan Mortgage
       Corporation Gold, Series 2020,
       Tranche C
       6.250%, 01/30/27 (A)                                   1,500       1,478
     Federal National Mortgage Association
       REMIC, Series 1996-32, Cl PE
       7.000%, 08/25/22                                       3,125       3,210
     Government National Mortgage
       Association, Pool # 346690
       7.000%, 08/15/23                                         968         982
                                                                       --------
TOTAL U.S. GOVERNMENT
   MORTGAGE-BACKED OBLIGATIONS
   (Cost $6,998)                                                          7,168
                                                                       --------
REPURCHASE AGREEMENT -- 6.4%
     J.P. Morgan
       6.750%, dated 12/31/97, matures
       01/02/98, repurchase price
       $3,324,879 (collateralized by
       U.S. Government Agency
       Instruments, total market
       value: $3,381,109)                                     3,315       3,315
                                                                       --------
TOTAL REPURCHASE AGREEMENT
   (Cost $3,315)                                                          3,315
                                                                       --------
TOTAL INVESTMENTS -- 104.4%
   (Cost $53,817)                                                        54,347
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- (4.4%)                              (2,309)
                                                                       --------


============================================================================ 37

===============================================================================


STATEMENT OF NET ASSETS


DESCRIPTION                                                         VALUE (000)
===============================================================================
NET ASSETS:
Portfolio Shares of the Common Share Class
   (unlimited authorization -- no par value)
   based on 5,171,429 outstanding shares
   of beneficial interest                                               $54,105
Portfolio Shares of the Investor Share Class
   (unlimited authorization -- no par value)
   based on 10,304 outstanding shares
   of beneficial interest                                                   (31)
Accumulated net realized loss on investments                             (2,566)
Net unrealized appreciation on investments                                  530
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $ 52,038
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- COMMON SHARE CLASS                                 $10.04
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INVESTOR SHARE CLASS                               $10.04
                                                                       ========




-------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.

(A) WHEN ISSUED SECURITY

CL -- CLASS

MTN -- MEDIUM TERM NOTE

REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


38 ============================================================================

============================================================= DECEMBER 31, 1997


STATEMENT OF NET ASSETS


TAX-EXEMPT FIXED INCOME FUND

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

MUNICIPAL BONDS -- 100%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                                           FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================
MUNICIPAL BONDS -- 98.7%
   ARKANSAS -- 5.3%
     Arkansas State Development Financial
       Authority, Wastewater System RB
       5.850%, 12/01/19                                     $1,000       $1,055
     Jefferson County, Pollution Control
       RB, Arkansas Power & Light
       Company Project, AMBAC
       6.300%, 06/01/18                                      1,000        1,106
                                                                         ------
                                                                          2,161
                                                                         ------
   CALIFORNIA -- 2.5%
     San Francisco, City & County GO,
       Series 1, FGIC
       5.000%, 06/15/10                                      1,000        1,030
                                                                         ------
   COLORADO -- 2.5%
     Denver, City & County Airport RB,
       Series A, MBIA
       5.700%, 11/15/25                                      1,000        1,039
                                                                         ------
   CONNECTICUT -- 2.5%
     Connecticut State GO, Series B
       5.375%, 10/01/14                                      1,000        1,030
                                                                         ------


                                                           FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
================================================================================
   FLORIDA -- 9.8%
     Florida State Board of Education
       5.500%, 06/01/19                                     $1,000       $1,031
     Florida State Turnpike Authority
       RB, FGIC
       5.000%, 07/01/19                                      2,000        1,977
     Jacksonville, Electric Authority RB,
       St. Johns River Issue
       5.375%, 10/01/16                                      1,000        1,025
                                                                         ------
                                                                          4,033
                                                                         ------
   ILLINOIS -- 10.8%
     Chicago, Metropolitan Water
       Reclamation District GO
       5.500%, 12/01/12                                      1,000        1,074
     Chicago, Park District GO, MBIA
       5.600%, 01/01/21                                      1,000        1,030
     Cook County, Capital Improvement
       GO, FGIC
       5.750%, 11/15/12                                      1,000        1,071
     Sangamon County COP
       6.700%, 12/01/03                                      1,115        1,254
                                                                         ------
                                                                          4,429
                                                                         ------
   MASSACHUSETTS -- 2.5%
     Massachusetts State GO, FGIC
       5.125%, 11/01/15                                      1,000        1,005
                                                                         ------
   MICHIGAN -- 3.7%
     Hastings GO, FGIC
       5.625%, 05/01/18                                      1,475        1,538
                                                                         ------
   MISSISSIPPI -- 6.8%
     Mississippi State Hospital Equipment
       & Facilities Authority RB, Baptist
       Medical Center Project, MBIA
       6.500%, 05/01/10                                      2,500        2,797
                                                                         ------
   MISSOURI -- 8.3%
     Missouri State Health & Educational
       Facilities Authority RB, BJC Health
       Systems Project, Series A
       6.750%, 05/15/10                                      2,000        2,347
     Missouri State University RB
       5.500%, 11/01/12                                      1,000        1,059
                                                                         ------
                                                                          3,406
                                                                         ------


============================================================================ 39

===============================================================================


STATEMENT OF NET ASSETS

                                                          FACE        MARKET
DESCRIPTION                                           AMOUNT (000)  VALUE (000)
===============================================================================
  NEVADA -- 7.8%
     Clark County, Refunding & Transit
       Improvement RB, MBIA
       6.200%, 06/01/19                                 $  2,000       $  2,145
     Nevada State Municipal Bond Bank
       GO, Series A
       5.500%, 11/01/17                                    1,000          1,035
                                                                       --------
                                                                          3,180
                                                                       --------
   NEW YORK -- 5.2%
     New York State Highway & Bridge
       Improvement Fund RB, MBIA
       5.600%, 04/01/10                                    2,000          2,130
                                                                       --------
   OHIO -- 2.5%
     Mentor GO
       5.250%, 12/01/17                                    1,000          1,010
                                                                       --------
   OKLAHOMA -- 2.6%
     Tulsa, Industrial Authority RB,
       St. Johns Medical Center Project
       6.250%, 02/15/17                                    1,000          1,077
                                                                       --------
   TENNESSEE -- 2.6%
     Shelby County, School District
       GO, Series A
       5.850%, 06/01/17                                    1,000          1,063
                                                                       --------
   TEXAS -- 7.7%
     Arlington GO
       5.750%, 08/15/14                                    1,000          1,050
     San Antonio, Electric & Gas
       Utilities RB, MBIA
       5.375%, 02/01/18                                    1,000          1,019
     Victoria County, Hospital RB,
       AMBAC
       6.250%, 01/01/16                                    1,000          1,085
                                                                       --------
                                                                          3,154
                                                                       --------
   UTAH -- 2.5%
     Salt Lake County GO
       5.250%, 12/15/15                                    1,000          1,018
                                                                       --------

                                                      SHARES /FACE    MARKET
DESCRIPTION                                           AMOUNT (000)  VALUE (000)
===============================================================================
   VIRGINIA -- 10.5%
     Virginia State GO
       5.250%, 07/01/11                                   $ 1,000       $ 1,035
     Virginia State Housing Development
       Authority RB, Series H
       6.450%, 01/01/12                                     3,000         3,263
                                                                        -------
                                                                          4,298
                                                                        -------
   WASHINGTON -- 2.6%
     Washington State Public Power Supply
       System RB, Nuclear Project #1,
       Series C, AMBAC
       5.500%, 07/01/10                                     1,000         1,051
                                                                        -------
TOTAL MUNICIPAL BONDS
   (Cost $38,111)                                                        40,449
                                                                        -------
CASH EQUIVALENTS -- 0.4%
     SEI Tax-Exempt Trust Institutional
       Tax Free Portfolio                                     174           174
                                                                        -------
TOTAL CASH EQUIVALENTS
   (Cost $174)                                                              174
                                                                        -------
TOTAL INVESTMENTS -- 99.1%
   (Cost $38,285)                                                        40,623
                                                                        -------
OTHER ASSETS AND LIABILITIES, NET -- 0.9%                                   355
                                                                        -------

40 ============================================================================

============================================================= DECEMBER 31, 1997


STATEMENT OF NET ASSETS


DESCRIPTION                                                         VALUE (000)
===============================================================================
NET ASSETS:
Portfolio Shares of the Common Share Class
   (unlimited authorization -- no par value)
   based on 3,883,602 outstanding shares
   of beneficial interest                                              $ 40,155
Portfolio Shares of the Investor Share Class
   (unlimited authorization -- no par value)
   based on 51,711 outstanding shares
   of beneficial interest                                                   524
Distributions in excess of net investment income                             (1)
Accumulated net realized loss on investments                             (2,038)
Net unrealized appreciation on investments                                2,338
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                              $40,978
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- COMMON SHARE CLASS                                 $10.41
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INVESTOR SHARE CLASS                               $10.39
                                                                       ========




-------------------------------------------------------------------------------

(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.

COP -- CERTIFICATE OF PARTICIPATION

GO -- GENERAL OBLIGATION

RB -- REVENUE BOND

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS:

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION

MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



============================================================================ 41

===============================================================================


STATEMENT OF NET ASSETS


INTERNATIONAL FIXED INCOME FUND

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

BELGIUM -- 5%
AUSTRIA -- 4%
AUSTRALIA -- 4%
UNITED STATES -- 4%
UNITED KINGDOM -- 10%
SWEDEN -- 5%
SPAIN -- 6%
NEW ZEALAND -- 3%
CANADA -- 12%
DENMARK -- 8%
FINLAND -- 4%
GERMANY -- 4%
ITALY -- 10%
JAPAN -- 15%
NETHERLANDS -- 6%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                                          FACE        MARKET
DESCRIPTION                                           AMOUNT (000)  VALUE (000)
===============================================================================
FOREIGN BONDS -- 95.2%
   AUSTRIA -- 4.1%
     Austrian Republic
       4.500%, 09/28/05                                  70,000       $     641
                                                                      ---------
   AUSTRALIA -- 3.6%
     R&I Bank Western Australia
       7.250%, 09/29/03                                     400             273
     Treasury Corporation Victoria
       8.250%, 10/15/03                                     400             292
                                                                      ---------
                                                                            565
                                                                      ---------
   BELGIUM -- 4.7%
     Kingdom of Belgium
       9.000%, 03/28/03                                  22,500             727
                                                                      ---------
   CANADA -- 11.4%
     Canadian Government
       9.500%, 10/01/98                                   1,000             722
       8.750%, 12/01/05                                   1,000             840
       8.000%, 06/01/27                                     250             224
                                                                      ---------
                                                                          1,786
                                                                      ---------

                                                       FACE           MARKET
DESCRIPTION                                       AMOUNT (000)(2)   VALUE (000)
===============================================================================
   DENMARK -- 7.7%
     Kingdom of Denmark
       7.000%, 12/15/04                                   4,500       $     717
       7.000%, 11/10/24                                   3,000             487
                                                                      ---------
                                                                          1,204
                                                                      ---------
   FINLAND -- 4.2%
     Finnish Government
       8.250%, 06/25/02                                   1,050             659
                                                                      ---------
   GERMANY -- 4.0%
     Federal Republic of Germany
       8.357%, 05/21/01                                   1,000             621
                                                                      ---------
   ITALY -- 9.7%
     Republic of Italy
       8.500%, 08/01/04                               2,300,000           1,520
                                                                      ---------
   JAPAN -- 14.4%
     Asian Development Bank
       3.125%, 06/29/05                                  85,000             709
     Export-Import Bank of Japan
       2.875%, 07/28/05                                  40,000             332
     Japanese Government
       4.800%, 12/20/02                                  70,000             626
     World Bank
       4.500%, 06/20/00                                  70,000             585
                                                                      ---------
                                                                          2,252
                                                                      ---------
   NETHERLANDS -- 6.1%
     Kingdom of Netherlands
       8.250%, 06/15/02                                   1,300             733
       7.500%, 01/15/23                                   2,000             213
                                                                      ---------
                                                                            946
                                                                      ---------
   NEW ZEALAND -- 2.3%
     New Zealand Government
       7.000%, 07/15/09                                     630             365
                                                                      ---------
   SPAIN -- 4.3%
     Kingdom of Spain
       8.300%, 12/15/98                                 100,000             679
                                                                      ---------


42 ============================================================================

============================================================= DECEMBER 31, 1997


STATEMENT OF NET ASSETS

                                                       FACE           MARKET
DESCRIPTION                                       AMOUNT (000)(2)   VALUE (000)
===============================================================================
   SWEDEN -- 5.2%
     Government of Sweden
       6.000%, 02/09/05                                     6,400       $   813
                                                                        -------
   UNITED KINGDOM -- 9.7%
     United Kingdom
       10.000%, 09/08/03                                      800         1,524
                                                                        -------
   UNITED STATES -- 3.8%
     Tenn. Valley Authority
       6.375%, 09/18/06                                     1,000           592
                                                                        -------
TOTAL FOREIGN BONDS
   (Cost $15,538)                                                        14,894
                                                                        -------
TREASURY BILL -- 1.8%
     New Zealand (A)
       8.4625%, 09/16/98                                      500           274
                                                                        -------
TOTAL TREASURY BILL
   (Cost $305)                                                              274
                                                                        -------
TOTAL INVESTMENTS -- 97.0%
   (Cost $15,843)                                                        15,168
                                                                        -------
OTHER ASSETS AND LIABILITIES, NET -- 3.0%                                   474
                                                                        -------


DESCRIPTION                                                         VALUE (000)
===============================================================================
NET ASSETS:
Portfolio Shares of the Common Share Class
   (unlimited authorization -- no par value)
   based on 1,615,870 outstanding shares
   of beneficial interest                                              $ 16,454
Portfolio Shares of the Investor Share Class
   (unlimited authorization -- no par value)
   based on 7,058 outstanding shares
   of beneficial interest                                                    77
Undistributed net investment income                                         682
Accumulated net realized loss on investments                               (168)
Accumulated net realized loss on
   foreign currency transactions                                           (721)
Net unrealized depreciation on foreign
   currency and translation of other assets
   and liabilities denominated
   in foreign currencies.                                                    (7)
Net unrealized depreciation on investments                                 (675)
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $ 15,642
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- COMMON SHARE CLASS                                  $9.64
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INVESTOR SHARE CLASS                                $9.60
                                                                       ========






-------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS IN BONDS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS PERCENTAGE OF THE TOTAL NET ASSETS.

(2)  IN LOCAL CURRENCY.

(A) THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AS OF DECEMBER 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


============================================================================ 43

===============================================================================


STATEMENT OF NET ASSETS


BALANCED FUND

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 4%
CORPORATE OBLIGATIONS -- 6%
U.S. TREASURY OBLIGATIONS -- 7%
FOREIGN COMMON STOCKS -- 14%
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3%
ASSET-BACKED SECURITIES -- 3%
FOREIGN CORPORATE OBLIGATIONS -- 2%
REPURCHASE AGREEMENT -- 8%
DOMESTIC COMMON STOCKS -- 53%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                                                      MARKET
DESCRIPTION                                               SHARES    VALUE (000)
===============================================================================
DOMESTIC COMMON STOCK -- 54.6%
   BASIC MATERIALS -- 3.2%
     Carbide/Graphite Group*                               3,600         $  122
     Dow Chemical                                          4,700            477
     E.I. duPont de Nemours                                5,300            318
     International Paper                                  10,200            440
     Phelps Dodge                                          6,500            405
     RMI Titanium*                                         6,700            134
     USX-U.S. Steel Group                                 14,000            438
                                                                         ------
                                                                          2,334
                                                                         ------
   CAPITAL GOODS -- 4.7%
     Aerquip-Vickers                                       2,500            123
     Avery Dennison                                        2,800            125
     Barnes Group                                          5,300            121
     Caterpillar                                           9,000            437
     Cohu                                                  4,100            126
     Cummins Engine                                        6,700            396
     Esterline Technologies*                               3,700            133
     FiberMark*                                            5,700            123
     Gencorp                                               5,100            128
     General Electric                                      8,700            638
     Johnson Controls                                      9,200            439
     Modern Controls                                      11,400            125

                                                                      MARKET
DESCRIPTION                                               SHARES    VALUE (000)
===============================================================================
     Robbins & Myers                                       3,200         $  127
     Timken                                               11,700            402
                                                                         ------
                                                                          3,443
                                                                         ------
   COMMUNICATION SERVICES -- 1.9%
     Bell Atlantic                                         3,700            337
     GTE                                                  11,000            575
     US West                                              10,200            460
                                                                         ------
                                                                          1,372
                                                                         ------
   CONSUMER CYCLICALS -- 7.0%
     Advo Systems*                                         6,200            121
     American Greetings, Cl A                             11,400            446
     Callaway Golf                                         6,800            194
     Cendant*                                              7,200            248
     Dayton-Hudson                                         6,400            432
     Ford Motor                                           12,100            589
     Genesco*                                             10,000            128
     Guilford Mills                                        4,400            120
     Home Depot                                            4,800            283
     Lone Star Industries                                  2,400            128
     McGraw-Hill                                           6,100            451
     Microage*                                             9,200            139
     Mohawk Industries*                                    5,800            127
     National Processing*                                 12,600            124
     Pillowtex                                             4,400            153
     Service International                                 6,100            225
     Sports Authority*                                     8,400            124
     US Home*                                              3,500            137
     Vanity Fair                                           9,200            423
     Wal-Mart Stores                                       9,100            359
     Webb (Del E.)                                         4,500            117
                                                                         ------
                                                                          5,068
                                                                         ------
   CONSUMER STAPLES -- 5.1%
     Bowne & Company                                       3,100            124
     Coca-Cola                                             7,600            506
     Deluxe                                               11,400            393
     Dimon                                                 4,800            126
     Gillette                                              3,100            311
     Merrill                                               5,700            133
     Newell                                                5,300            225
     Philip Morris                                         8,900            403
     Procter & Gamble                                      5,000            399


44 ============================================================================

============================================================= DECEMBER 31, 1997


STATEMENT OF NET ASSETS

                                                                      MARKET
DESCRIPTION                                               SHARES    VALUE (000)
===============================================================================
     Sara Lee                                                 4,800      $  270
     Supervalu                                               10,500         440
     Walt Disney                                              3,400         337
                                                                         ------
                                                                          3,667
                                                                         ------
   ENERGY -- 3.6%
     Exxon                                                    7,700         471
     Mobil                                                    7,700         556
     Newfield Exploration*                                    5,300         124
     Occidental Petroleum                                    14,500         425
     Phillips Petroleum                                       9,000         438
     Royal Dutch Petroleum                                    8,800         477
     Veritas DGC*                                             2,800         111
                                                                         ------
                                                                          2,602
                                                                         ------
   FINANCIAL -- 12.3%
     American Express                                         3,500         312
     American International Group                             3,200         348
     Astoria Financial                                        7,200         401
     Banc One                                                 4,600         250
     Bank of New York                                         4,300         249
     Bankers Trust New York                                   2,100         236
     Bear Stearns                                             6,900         328
     Chase Manhattan Bank                                     4,700         515
     Cigna                                                    2,500         433
     Citicorp                                                 4,400         556
     Commercial Bank of New York                              3,440          79
     First American Financial                                 1,900         140
     First Defiance Financial                                 7,800         125
     Fleet Financial Group                                    6,200         465
     Fremont General                                          8,000         438
     GreenPoint Financial                                     6,000         435
     Hartford Financial Services Group                        4,900         458
     IMC Mortgage*                                           10,300         122
     Imperial Credit                                          7,900         116
     Long Island Bancorp                                      2,500         124
     MAF Bancorp                                              3,600         127
     NationsBank                                              8,700         529
     Norwest                                                  6,800         263
     Orion Capital                                            2,700         125
     Paine Webber Group                                      12,100         418
     Peoples Bancshares                                       5,200         118
     Poncebank                                                5,800         109
     Reliance Bancorp                                         3,500         128
     SunAmerica                                               5,300         227

                                                                      MARKET
DESCRIPTION                                               SHARES    VALUE (000)
===============================================================================
     Travelers Group                                         7,650       $  412
     USBancorp - PA                                          1,900          139
     UST                                                     4,400          122
     WSFS Financial*                                         6,000          120
                                                                         ------
                                                                          8,967
                                                                         ------
   HEALTH CARE -- 6.7%
     Abbott Labs                                             4,400          288
     American Home Products                                  3,800          291
     ATL Ultrasound*                                         2,600          120
     Bristol-Myers Squibb                                    3,900          369
     Eli Lilly                                               5,200          362
     Healthsouth*                                            8,300          230
     Integrated Health Services                             10,100          315
     Johnson & Johnson                                       5,600          369
     Mallinckrodt                                            8,600          327
     Medtronic                                               4,800          251
     Merck                                                   4,200          446
     OEC Medical Systems*                                    6,000          120
     Pfizer                                                  5,000          373
     Schering Plough                                         5,500          342
     Steris*                                                 4,400          212
     Sun Healthcare Group*                                   6,000          116
     Sunrise Medical *                                       7,700          119
     Universal Health Services, Cl B*                        4,400          222
                                                                         ------
                                                                          4,872
                                                                         ------
   TECHNOLOGY -- 7.2%
     Automatic Data Processing                               2,500          153
     Cisco Systems*                                          5,400          301
     Comdisco                                               12,600          421
     First Data                                             16,000          468
     Harris                                                  9,600          440
     Hewlett Packard                                         7,000          438
     IBM                                                     6,900          721
     Intel                                                   9,200          646
     Microsoft*                                              3,600          465
     National Data                                           3,500          126
     Paychex                                                 5,200          263
     Pioneer Standard Electronics                            4,570           70
     Texas Instruments                                      11,200          504
     Xerox                                                   3,300          244
                                                                         ------
                                                                          5,260
                                                                         ------

============================================================================ 45

===============================================================================


STATEMENT OF NET ASSETS

                                                                      MARKET
DESCRIPTION                                               SHARES    VALUE (000)
===============================================================================
   TRANSPORTATION -- 0.8%
     GATX                                                    6,000      $   435
     US Freightways                                          3,800          124
                                                                        -------
                                                                            559
                                                                        -------
   UTILITIES -- 2.1%
     Baltimore Gas & Electric                               13,700          467
     Columbia Gas Systems                                    5,400          424
     Public Service Company
       of New Mexico                                         5,800          137
     Utilicorp United                                       12,100          470
                                                                        -------
                                                                          1,498
                                                                        -------
TOTAL DOMESTIC COMMON STOCK
   (Cost $32,481)                                                        39,642
                                                                        -------
FOREIGN COMMON STOCK -- 14.6%
   BASIC MATERIALS -- 1.1%
     Akzo                                                    3,000          261
     Broken Hill Proprietary                                 6,000          111
     Fletcher Challenge Forest ADR                             316            3
     Fletcher Challenge Paper ADR                            3,950           50
     Hanson                                                  1,487           34
     Madeco ADR                                              5,700           87
     Maderas y Sinteticos ADR                                7,500           71
     PT Tri Polyta Indonesia ADR                             7,800            5
     Rhone-Poulenc ADR                                       4,300          191
                                                                        -------
                                                                            813
                                                                        -------
   CAPITAL GOODS -- 0.8%
     ABB ADR                                                 1,800          212
     Empresas ICA ADR                                        4,900           81
     Hitachi                                                 2,000          138
     Kubota ADR                                                400           22
     Kyocera ADR                                             1,100          100
                                                                        -------
                                                                            553
                                                                        -------
   COMMUNICATION SERVICES -- 1.0%
     Cable & Wireless                                        7,500          204
     Telefonica de Espana ADR                                3,200          291
     Telefonos de Mexico ADR                                 3,700          207
                                                                        -------
                                                                            702
                                                                        -------
   CONSUMER CYCLICALS -- 1.8%
     Daimler Benz ADR                                        4,200          303
     Fletcher Challenge Building ADR                         1,975           41
     Matsushita Electric Industrial                          1,300          198

                                                                      MARKET
DESCRIPTION                                               SHARES    VALUE (000)
===============================================================================
     Newscorp                                              7,900        $   176
     Nissan Motor                                         10,700             88
     Nycomed Amersham ADR, Cl B*                           3,252            119
     Pacific Dunlop ADR                                   11,800            100
     Sony                                                  2,800            254
                                                                        -------
                                                                          1,279
                                                                        -------
   CONSUMER SERVICES -- 3.3%
     Bass ADR                                              7,700            239
     Buenos Aires Embotellado                              4,500              7
     Cadbury Schweppes ADR                                 5,600            232
     Coles Myer ADR                                        4,000            156
     Grupo Televisa ADR                                    5,300            205
     Imperial Tobacco Group                                2,975             36
     Ito Yokado                                            1,000            204
     Kirin Brewery ADR                                     1,300             95
     Koninklijke Ahold ADR                                11,100            290
     Nestle                                                4,000            299
     Panamerican Beverage, Cl A                            6,800            222
     Unilever                                              6,400            400
                                                                        -------
                                                                          2,385
                                                                        -------
   ENERGY -- 1.8%
     Elf Aquitaine ADR                                     4,600            270
     Fletcher Challenge Energy ADR                         1,975             70
     Norsk Hydro ADR                                       3,700            189
     Repsol                                                5,000            213
     Schlumberger                                          4,000            322
     YPF Sociedad Anonima ADR                              7,800            267
                                                                        -------
                                                                          1,331
                                                                        -------
   FINANCIAL -- 1.3%
     Aegon ADR*                                            3,400            305
     Dresdner Bank                                         5,700            263
     National Australia Bank                               3,000            212
     Tokio Marine & Fire Insurance                         2,600            150
                                                                        -------
                                                                            930
                                                                        -------
   HEALTH CARE -- 1.4%
     Novartis                                              4,159            337
     Novo-Nordisk ADR                                      5,600            405
     Roche Holdings                                        2,700            267
                                                                        -------
                                                                          1,009
                                                                        -------

46 ============================================================================

============================================================= DECEMBER 31, 1997


STATEMENT OF NET ASSETS

                                                      SHARES/FACE      MARKET
DESCRIPTION                                           AMOUNT (000)  VALUE (000)
===============================================================================
   TECHNOLOGY -- 1.4%
     Alcatel Alsthom ADR*                                   10,200      $   258
     Canon                                                   1,900          222
     Ericsson Telephone ADR*                                 8,000          299
     Fuji Photo Film                                         6,000          229
                                                                        -------
                                                                          1,008
                                                                        -------
   TRANSPORTATION -- 0.3%
     Canadian Pacific                                        8,900          243
                                                                        -------
   UTILITIES -- 0.4%
     Energy Group                                            1,487           66
     Enersis ADR                                             2,700           78
     Hong Kong Telecommunications                            8,100          167
                                                                        -------
                                                                            311
                                                                        -------
TOTAL FOREIGN COMMON STOCK
   (Cost $7,282)                                                         10,564
                                                                        -------
U.S. TREASURY OBLIGATIONS -- 7.3%
     U.S. Treasury Bonds
       7.500%, 11/15/16                                    $   150          175
       6.000%, 02/15/26                                      1,280        1,277
     U.S. Treasury Notes
       5.875%, 07/31/99                                        850          852
       6.875%, 07/31/99                                      1,000        1,018
       6.250%, 05/31/00                                      1,400        1,417
       6.375%, 09/30/01                                        440          449
       7.250%, 05/15/04                                        125          135
                                                                        -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $5,231)                                                          5,323
                                                                        -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.8%
     Federal Farm Credit Bank MTN
       6.710%, 04/25/01                                        720          737
     Federal Home Loan Bank
       7.260%, 09/06/01                                        295          308
     Federal National Mortgage
       Association MTN
       5.950%, 11/05/99                                        615          616
       5.970%, 09/25/00                                        400          401
                                                                        -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $2,032)                                                          2,062
                                                                        -------

                                                          FACE        MARKET
DESCRIPTION                                           AMOUNT (000)  VALUE (000)
===============================================================================
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 4.5%
     Federal Home Loan Mortgage
       Corporation Gold, Series 2020,
       Tranche B
       6.250%, 01/30/27 (B)                                   $  400     $  400
     Federal Home Loan Mortgage
       Corporation Gold, Series 2020,
       Tranche C
       6.250%, 01/30/27 (B)                                      400        394
     Federal National Mortgage Association
       REMIC, Series 1992-159, Cl PG
       6.500%, 06/25/18                                          200        201
     Federal National Mortgage Association
       REMIC, Series 1992-197, Cl A
       6.500%, 07/25/18                                          500        499
     Federal National Mortgage Association
       REMIC, Series 1993-2, Cl PG
       7.000%, 02/25/20                                          300        304
     Federal National Mortgage Association
       REMIC, Series 1996-32, Cl PE
       7.000%, 08/25/22                                          525        539
     Government National Mortgage
       Association, Pool # 346690
       7.000%, 08/15/23                                          465        471
     Government National Mortgage
       Association, Pool # 352022
       7.000%, 11/15/23                                          443        449
                                                                         ------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
   (Cost $3,204)                                                          3,257
                                                                         ------
CORPORATE OBLIGATIONS -- 6.7%
   INDUSTRIAL -- 3.4%
     Apache
       6.500%, 12/15/07                                          350        348
     Bausch & Lomb
       6.750%, 12/15/04                                          340        342
     Federated Department Stores
       6.790%, 07/15/27                                          395        403
     Ford Motor
       7.250%, 10/01/08                                          270        287
     RJR Nabisco
       8.750%, 04/15/04                                          420        450
     Sears Finance
       7.000%, 06/15/07                                          300        312


============================================================================ 47

===============================================================================


STATEMENT OF NET ASSETS

                                                          FACE        MARKET
DESCRIPTION                                           AMOUNT (000)  VALUE (000)
===============================================================================
CORPORATE OBLIGATIONS -- (continued)
     Time Warner
       7.750%, 06/15/05                                     $  300      $   318
                                                                        -------
                                                                          2,460
                                                                        -------
   FINANCIAL -- 2.8%
     Associates of North America
       6.450%, 10/15/01                                        300          302
     Bankers Trust New York,
       Series A, MTN
       6.700%, 10/01/07                                        350          350
     Countrywide Home Loan
       7.260%, 05/10/04                                        250          261
     Hartford Life
       7.100%, 06/15/07                                        250          257
     Lehman Brothers Holdings,
       Series E, MTN
       6.625%, 12/27/02                                        330          331
     PNC Funding
       6.875%, 07/15/07                                        250          256
     Salomon Brothers
       7.200%, 02/01/04                                        250          260
                                                                        -------
                                                                          2,017
                                                                        -------
   UTILITIES -- 0.5%
     Texas Utilities Electric
       7.170%, 08/01/07                                        390          404
                                                                        -------
TOTAL CORPORATE OBLIGATIONS
   (Cost $4,791)                                                          4,881
                                                                        -------
ASSET-BACKED SECURITIES -- 3.0%
     CIT Recreational Vehicle Owner Trust,
       Series 1996-A, Cl A
       5.400%, 12/15/11                                        198          197
     Contimortgage Home Equity Loan
       Trust, Series 1996-2, Cl A-6
       7.250%, 06/15/11                                        260          268
     IMC Home Equity Loan Trust,
       Series 1997-2, Cl A-7
       7.230%, 05/20/27                                        300          311
     Metris Master Trust,
       Series 1997-1, Cl A
       6.870%, 11/20/05                                        400          411


                                                          FACE        MARKET
DESCRIPTION                                           AMOUNT (000)  VALUE (000)
===============================================================================
     Residential Funding Mortgage
       Securities I, Series 1994-S1, Cl A-7
       6.574%, 01/25/24                                   $   400      $    398
     Southern California Gas & Electric,
       Series 1997-1, Cl A-6
       6.380%, 09/25/08                                       260           262
     The Money Store Home Equity Trust,
       Series 1993-C, Cl A-3
       5.750%, 10/15/22                                       321           315
                                                                       --------
TOTAL ASSET-BACKED SECURITIES
   (Cost $2,131)                                                          2,162
                                                                       --------
FOREIGN CORPORATE OBLIGATIONS -- 1.6%
     Endesa-Chile, Empresa Nacional Electric
       8.125%, 02/01/97                                       365           378
     Poland
       7.750%, 07/01/17                                       410           421
       3.000%, 10/17/24 (A)                                   620           379
                                                                       --------
TOTAL FOREIGN CORPORATE OBLIGATIONS
   (Cost $1,133)                                                          1,178
                                                                       --------
REPURCHASE AGREEMENT -- 8.2%
     J.P. Morgan
       6.750%, dated 12/31/97, matures
       01/02/98, repurchase price
       $6,004,243 (collateralized by
       U.S. Government Agency
       Instruments, total market
       value: $6,097,956)                                   5,978         5,978
                                                                       --------
TOTAL REPURCHASE AGREEMENT
   (Cost $5,978)                                                          5,978
                                                                       --------
TOTAL INVESTMENTS -- 103.3%
   (Cost $64,263)                                                        75,047
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- (3.3%)                              (2,367)
                                                                       --------

48 ============================================================================

============================================================= DECEMBER 31, 1997


STATEMENT OF NET ASSETS



DESCRIPTION                                                         VALUE (000)
===============================================================================
NET ASSETS:
Portfolio Shares of the Common Share Class
   (unlimited authorization -- no par value)
   based on 5,383,692 outstanding shares
   of beneficial interest                                              $ 52,328
Portfolio Shares of the Investor Share Class
   (unlimited authorization -- no par value)
   based on 326,653 outstanding shares
   of beneficial interest                                                 3,242
Undistributed net investment income                                           2
Accumulated net realized gain on investments                              6,324
Net unrealized appreciation on investments                               10,784
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $ 72,680
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- COMMON SHARE CLASS                                 $12.73
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INVESTOR SHARE CLASS                               $12.73
                                                                       ========

-------------------------------------------------------------------------------

(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.

* NON-INCOME PRODUCING SECURITY

(A) STEP BOND -- THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1997. THE INITIAL COUPON ON A STEP BOND CHANGES ON A SPECIFIC DATE TO A PREDETERMINED HIGHER RATE.

(B) WHEN ISSUED SECURITY.

ADR  -- AMERICAN DEPOSITORY RECEIPT

CL -- CLASS

MTN -- MEDIUM TERM NOTE

REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT

THE  ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

============================================================================ 49

===============================================================================

STATEMENT OF NET ASSETS


VALUE FUND

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

CAPITAL GOODS -- 10%
BASIC MATERIALS -- 8%
REPURCHASE AGREEMENT -- 2%
UTILITIES -- 6%
TRANSPORTATION -- 2%
TECHNOLOGY -- 13%
HEALTH CARE -- 7%
COMMUNICATIONS SERVICES -- 4%
CONSUMER CYCLICALS -- 11%
CONSUMER STAPLES -- 8%
ENERGY -- 7%
FINANCIAL -- 22%

% OF TOTAL PORTFOLIO INVESTMENTS (1)


                                                                      MARKET
DESCRIPTION                                               SHARES    VALUE (000)
===============================================================================
COMMON STOCK -- 100.0%
   BASIC MATERIALS -- 8.1%
     Dow Chemical                                         44,400        $ 4,507
     E.I. duPont de Nemours                               27,100          1,628
     International Paper                                  96,200          4,149
     Phelps Dodge                                         60,300          3,754
     USX-U.S. Steel Group                                130,800          4,087
                                                                        -------
                                                                         18,125
                                                                        -------
   CAPITAL GOODS -- 10.1%
     Caterpillar                                          90,700          4,405
     Cummins Engine                                       63,100          3,727
     General Electric                                     78,500          5,760
     Johnson Controls                                     86,700          4,140
     Modern Controls                                      67,050            738
     Timken                                              109,500          3,764
                                                                        -------
                                                                         22,534
                                                                        -------
   COMMUNICATION SERVICES -- 4.4%
     GTE                                                 103,900          5,429
     US West                                              95,800          4,323
                                                                        -------
                                                                          9,752
                                                                        -------

                                                                      MARKET
DESCRIPTION                                               SHARES    VALUE (000)
===============================================================================
   CONSUMER CYCLICALS -- 10.9%
     American Greetings, Cl A                            107,000        $ 4,186
     Dayton-Hudson                                        59,800          4,036
     Ford Motor                                          114,700          5,584
     McGraw-Hill                                          57,700          4,270
     Vanity Fair                                          86,900          3,992
     Wal-Mart Stores                                      54,000          2,130
                                                                        -------
                                                                         24,198
                                                                        -------
   CONSUMER STAPLES -- 7.6%
     Coca-Cola                                            59,300          3,951
     Deluxe                                              106,600          3,678
     Philip Morris                                        57,600          2,610
     Procter & Gamble                                     31,900          2,546
     Supervalu                                            97,100          4,066
                                                                        -------
                                                                         16,851
                                                                        -------
   ENERGY -- 7.6%
     Exxon                                                59,100          3,616
     Mobil                                                72,500          5,234
     Occidental Petroleum                                135,900          3,984
     Phillips Petroleum                                   85,200          4,143
                                                                        -------
                                                                         16,977
                                                                        -------
   FINANCIAL -- 22.9%
     American International Group                         16,800          1,827
     Astoria Financial                                    66,100          3,685
     Bankers Trust New York                               20,200          2,271
     Bear Stearns                                         63,600          3,021
     Chase Manhattan Bank                                 44,000          4,818
     Cigna                                                25,400          4,396
     Citicorp                                             41,600          5,260
     Fleet Financial Group                                58,000          4,346
     Fremont General                                      73,400          4,019
     GreenPoint Financial                                 57,000          4,136
     Hartford Financial Services Group                    45,900          4,294
     NationsBank                                          81,900          4,980
     Paine Webber Group                                  112,100          3,874
                                                                        -------
                                                                         50,927
                                                                        -------
   HEALTH CARE -- 7.3%
     Integrated Health Services                           93,100          2,904
     Johnson & Johnson                                    32,200          2,121
     Mallinckrodt                                         78,500          2,983


50 ============================================================================

============================================================= DECEMBER 31, 1997


STATEMENT OF NET ASSETS

                                                      SHARES/FACE     MARKET
DESCRIPTION                                           AMOUNT (000)  VALUE (000)
===============================================================================
   HEALTH CARE -- (continued)
     Merck                                                 37,100      $  3,942
     Pfizer                                                31,000         2,311
     Universal Health Services, Cl B*                      41,300         2,080
                                                                       --------
                                                                         16,341
                                                                       --------
   TECHNOLOGY -- 13.5%
     Comdisco                                             119,000         3,979
     First Data                                           146,600         4,288
     Harris                                                89,000         4,083
     Hewlett Packard                                       40,900         2,556
     IBM                                                   63,700         6,661
     Intel                                                 52,800         3,709
     Texas Instruments                                    104,000         4,680
                                                                       --------
                                                                         29,956
                                                                       --------
   TRANSPORTATION -- 1.8%
     GATX                                                  55,600         4,034
                                                                       --------
   UTILITIES -- 5.8%
     Baltimore Gas & Electric                             129,000         4,394
     Columbia Gas Systems                                  50,700         3,983
     Utilicorp United                                     114,000         4,425
                                                                       --------
                                                                         12,802
                                                                       --------
TOTAL COMMON STOCK
   (Cost $190,654)                                                      222,497
                                                                       --------
REPURCHASE AGREEMENT -- 1.6%
     J.P. Morgan
       6.750%, dated 12/31/97, matures
       01/02/98, repurchase price
       $3,768,308 (collateralized by
       U.S. Government Agency
       Instruments, total market
       value: $3,817,909)                                   3,743         3,743
                                                                       --------
TOTAL REPURCHASE AGREEMENT
   (Cost $3,743)                                                          3,743
                                                                       --------
TOTAL INVESTMENTS -- 101.6%
   (Cost $194,397)                                                      226,240
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- (1.6%)                              (3,657)
                                                                       --------


DESCRIPTION                                                         VALUE (000)
===============================================================================

NET ASSETS:
Portfolio Shares of the common Share Class
   (unlimited authorization -- no par value)
   based on 13,359,390 outstanding shares
   of beneficial interest                                              $150,193
Portfolio Shares of the Investor Share Class
   (unlimited authorization -- no par value)
   based on 118,795 outstanding shares
   of beneficial interest                                                 1,246
Undistributed net investment income                                          15
Accumulated net realized gain on investments                             39,286
Net unrealized appreciation on investments                               31,843
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $222,583
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- COMMON SHARE CLASS                                 $16.51
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INVESTOR SHARE CLASS                               $16.54
                                                                       ========










-------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.

*    NON-INCOME PRODUCING SECURITY

CL -- CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

============================================================================ 51

===============================================================================


STATEMENT OF NET ASSETS


GROWTH FUND

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

REAL ESTATE INVESTMENT TRUST -- 2%
TRANSPORTATION -- 2%
FINANCIAL -- 13%
HEALTH CARE -- 13%
TECHNOLOGY -- 20%
REPURCHASE AGREEMENTS -- 4%
UTILITIES -- 2%
CAPITAL GOODS -- 12%
COMMUNICATION SERVICES -- 4%
CONSUMER CYCLICALS -- 13%
CONSUMER STAPLES -- 13%
ENERGY -- 2%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                                                      MARKET
DESCRIPTION                                               SHARES    VALUE (000)
===============================================================================
COMMON STOCK -- 96.2%
   CAPITAL GOODS -- 11.9%
     American Power Conversion*                           41,300        $   976
     American Standard Companies*                         67,500          2,586
     Boeing                                               66,600          3,259
     Caterpillar                                          45,400          2,205
     General Electric                                     51,600          3,786
     Motivepower Industries*                               5,381            125
     Pitney Bowes                                         36,000          3,238
                                                                        -------
                                                                         16,175
                                                                        -------
   COMMUNICATION SERVICES -- 3.9%
     Ameritech                                            29,000          2,334
     Bellsouth                                            34,700          1,954
     Worldcom*                                            31,500            953
                                                                        -------
                                                                          5,241
                                                                        -------
   CONSUMER CYCLICALS -- 12.5%
     Carnival                                             53,200          2,946
     Cendant*                                             97,700          3,358
     Federated Department Stores*                         56,000          2,412
     Harley-Davidson                                      35,400            969
     Mattel                                               66,475          2,476
     May Department Stores                                25,800          1,359


                                                                      MARKET
DESCRIPTION                                               SHARES    VALUE (000)
===============================================================================
     OfficeMax*                                          92,400         $ 1,317
     Royal Caribbean Cruises                             41,000           2,186
                                                                        -------
                                                                         17,023
                                                                        -------
   CONSUMER STAPLES -- 13.2%
     American Stores                                    116,000           2,385
     Avon Products                                       46,200           2,836
     Campbell Soup                                       37,400           2,174
     Coca-Cola                                           21,300           1,419
     Colgate-Palmolive                                   39,000           2,867
     Monsanto                                            71,200           2,990
     Philip Morris                                       41,300           1,871
     Safeway*                                            22,800           1,442
                                                                        -------
                                                                         17,984
                                                                        -------
   ENERGY -- 2.5%
     Baker Hughes                                        49,500           2,159
     Tidewater                                           22,100           1,218
                                                                        -------
                                                                          3,377
                                                                        -------
   FINANCIAL -- 13.4%
     Banc One                                            34,300           1,863
     Bank of New York                                    24,400           1,411
     Charles Schwab                                      70,950           2,975
     Citicorp                                            17,600           2,225
     First Union                                         53,600           2,747
     KeyCorp                                             30,000           2,124
     Norwest                                             62,000           2,395
     SunAmerica                                          33,100           1,415
     Travelers Group                                     20,100           1,083
                                                                        -------
                                                                         18,238
                                                                        -------
   HEALTH CARE -- 12.6%
     Abbott Labs                                         40,000           2,623
     American Home Products                              31,500           2,410
     Bristol-Myers Squibb                                31,600           2,990
     Healthcare Compare*                                 26,100           1,334
     Johnson & Johnson                                   28,000           1,845
     Pfizer                                              33,600           2,505
     Phycor*                                             77,700           2,098
     Schering Plough                                     22,200           1,379
                                                                        -------
                                                                         17,184
                                                                        -------


52 ============================================================================

============================================================= DECEMBER 31, 1997



STATEMENT OF NET ASSETS

                                                      SHARES /FACE     MARKET
DESCRIPTION                                           AMOUNT (000)  VALUE (000)
===============================================================================
   REAL ESTATE INVESTMENT TRUST -- 1.6%
     Spieker Properties                                   49,600       $  2,127
                                                                       --------
   TECHNOLOGY -- 20.4%
     Adaptec*                                             27,200          1,010
     Cadence Design Systems*                              74,200          1,818
     Cisco Systems*                                       41,550          2,316
     Compaq Computer                                      21,000          1,185
     Compuware*                                           50,000          1,600
     E*trade Group*                                       32,300            743
     First Data                                           52,700          1,541
     Harris                                               58,400          2,679
     Intel                                                32,300          2,269
     Microsoft*                                           14,300          1,848
     Networks Associates*                                 39,600          2,094
     Oracle Systems*                                      29,200            652
     Parametric Technology*                               45,500          2,156
     Sun Microsystems*                                    55,600          2,217
     Tellabs*                                             34,800          1,840
     Xilinx*                                              53,500          1,876
                                                                       --------
                                                                         27,844
                                                                       --------
   TRANSPORTATION -- 2.2%
     Illinois Central                                     48,750          1,661
     Southwest Airlines                                   55,300          1,362
                                                                       --------
                                                                          3,023
                                                                       --------
   UTILITIES -- 2.0%
     Sonat                                                60,100          2,750
                                                                       --------
TOTAL COMMON STOCK
   (Cost $104,507)                                                      130,966
                                                                       --------
REPURCHASE AGREEMENT -- 3.8%
     J.P. Morgan
       6.750%, dated 12/31/97, matures
       01/02/98, repurchase price
       $5,208,450 (collateralized by
       U.S. Government Agency
       Instrument, total market
       value, $5,278,483                                  $5,175          5,175
                                                                       --------
TOTAL REPURCHASE AGREEMENT
   (Cost $5,175)                                                          5,175
                                                                       --------


DESCRIPTION                                                         VALUE (000)
===============================================================================
TOTAL INVESTMENTS -- 100.0%
   (Cost $109,682)                                                     $136,141
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- 0.0%                                    (7)
                                                                       --------
NET ASSETS:
Portfolio Shares of the Common Share Class
   (unlimited authorization -- no par value)
   based on 9,104,910 outstanding shares
   of beneficial interest                                               100,861
Portfolio Shares of the Investor Share Class
   (unlimited authorization -- no par value)
   based on 238,756 outstanding shares
   of beneficial interest                                                 2,542
Undistributed net investment income                                         133
Accumulated net realized gain on investments                              6,139
Net unrealized appreciation on investments                               26,459
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $136,134
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- COMMON SHARE CLASS                                 $14.57
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INVESTOR SHARE CLASS                               $14.60
                                                                       ========







-------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.

*    NON-INCOME PRODUCING SECURITY

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


============================================================================ 53

===============================================================================



STATEMENT OF NET ASSETS


INTERNATIONAL EQUITY FUND

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

SINGAPORE -- 2%
PORTUGAL -- 1%
SWEDEN -- 3%
SPAIN -- 4%
THAILAND -- 1%
SWITZERLAND -- 6%
NORWAY -- 1%
NETHERLANDS -- 8%
MALAYSIA -- 1%
UNITED KINGDOM -- 19%
AUSTRALIA -- 4%
FINLAND -- 1%
FRANCE -- 8%
GERMANY -- 10%
HONG KONG -- 4%
ITALY -- 3%
JAPAN -- 24%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                                                      MARKET
DESCRIPTION                                               SHARES    VALUE (000)
===============================================================================
FOREIGN COMMON STOCKS -- 95.7%
   AUSTRALIA -- 3.3%
     ANZ Banking Group                                  105,479         $   697
     Brambles Industries                                 50,000             992
     Broken Hill Proprietary                             82,421             765
     Rio Tinto*                                          32,250             376
                                                                        -------
                                                                          2,830
                                                                        -------
   FINLAND -- 1.3%
     Nokia, Cl A                                         12,000             853
     UPM-Kymmene                                         14,000             280
                                                                        -------
                                                                          1,133
                                                                        -------
   FRANCE -- 7.8%
     Cie Generale des Eaux                                8,506           1,187
     Elf Aquitaine                                       17,008           1,979
     L'Oreal                                              3,300           1,292
     Sanofi                                              11,078           1,234
     Total Compaigne, Series B*                          10,000           1,089
                                                                        -------
                                                                          6,781
                                                                        -------
   GERMANY -- 10.4%
     Allianz                                              7,000           1,806
     Bayer                                               25,000             928

                                                                      MARKET
DESCRIPTION                                               SHARES    VALUE (000)
===============================================================================
     Beiersdorf                                          15,000         $   638
     Degussa                                             16,000             792
     Deutsche Bank                                       18,000           1,259
     Fresenius                                            2,000             337
     Mannesmann                                           2,200           1,104
     Veba                                                20,000           1,362
     Volkswagen                                           1,400             782
                                                                        -------
                                                                          9,008
                                                                        -------
   HONG KONG -- 3.9%
     Hong Kong Telecommunications                       209,946             432
     HSBC Holdings                                       61,339           1,512
     Hutchison Whampoa                                  110,000             690
     Sun Hung Kai Properties                             65,600             457
     Swire Pacific, Cl A                                 58,000             318
                                                                        -------
                                                                          3,409
                                                                        -------
   ITALY -- 2.8%
     Assicurazioni Generali                              22,500             553
     Rinascente                                          49,815             372
     Telecom Italia                                     230,000           1,470
                                                                        -------
                                                                          2,395
                                                                        -------
   JAPAN -- 23.6%
     Bank of Tokyo-Mitsubishi                            65,000             896
     Canon                                               50,000           1,165
     Dai Nippon Printing                                 60,000           1,126
     Familymart                                          18,150             651
     Hitachi                                             90,000             641
     Honda Motor                                         60,000           2,202
     Ito Yokado                                          20,000           1,019
     KAO                                                 60,000             864
     Komatsu                                             90,000             452
     Kyocera                                             13,000             590
     Matsushita Electric Industrial                      60,000             878
     Mitsubishi Heavy Industries                        150,000             625
     NEC                                                 75,000             799
     Nippon Telegraph & Telephone                           122           1,047
     Nomura Securities                                   25,000             333
     Sankyo                                              30,000             678
     Secom                                               17,000           1,086
     Sony                                                25,000           2,222
     Sumitomo Bank                                       41,000             468
     Takeda Chemical Industries                          30,000             855


54 ============================================================================

============================================================= DECEMBER 31, 1997


STATEMENT OF NET ASSETS

                                                                      MARKET
DESCRIPTION                                                 SHARES  VALUE (000)
===============================================================================
   JAPAN -- (continued)
     Toshiba                                               110,000      $   458
     Toyota                                                 35,000        1,003
     Yasuda Trust & Banking                                350,000          349
                                                                        -------
                                                                         20,407
                                                                        -------
   MALAYSIA -- 0.9%
     Genting                                                60,000          151
     Malayan Banking                                        55,000          160
     Sime Darby Malaysia                                   180,000          173
     Telekom Malaysia                                       90,000          266
     United Engineers-F                                     65,000           54
                                                                        -------
                                                                            804
                                                                        -------
   NETHERLANDS -- 7.7%
     Aegon                                                  23,056        2,053
     Ahold                                                  53,870        1,406
     Akzo Nobel                                              4,000          690
     ASM Lithography Holding*                               10,000          656
     Phillips Electronics                                   16,000          960
     Wolters Kluwer                                          6,709          867
                                                                        -------
                                                                          6,632
                                                                        -------
   NORWAY -- 0.5%
     Saga Petroleum, Cl B                                   30,000          455
                                                                        -------
   PORTUGAL -- 0.7%
     Jeronimo Martin zero coupon*                            6,633           36
     Jeronimo Martins & Filho                               18,997          603
     Jeronimo Martins & Filho rights* 7,599                                  --
                                                                        -------
                                                                            639
                                                                        -------
   SINGAPORE -- 1.8%
     City Developments                                      65,000          301
     Fraser & Neave                                         35,000          152
     Jardine Matheson                                       53,232          271
     Keppel                                                 68,750          198
     Overseas Chinese Banking-F                             48,820          284
     Singapore Airlines-F                                   60,000          392
                                                                        -------
                                                                          1,598
                                                                        -------
   SPAIN -- 3.7%
     Banco Bilbao Vizcaya                                   45,000        1,457


                                                                      MARKET
DESCRIPTION                                                 SHARES  VALUE (000)
===============================================================================
     Centros Comerciales Pryca                              25,000      $   373
     Telefonica de Espana                                   47,000        1,342
                                                                        -------
                                                                          3,172
                                                                        -------
   SWEDEN -- 2.6%
     ABB, Cl B                                              90,000        1,060
     Ericsson, LM Cl B                                      32,500        1,222
                                                                        -------
                                                                          2,282
                                                                        -------
   SWITZERLAND -- 5.5%
     Nestle, Cl N                                              800        1,199
     Novartis, Registered                                      853        1,384
     Roche Holdings, Cl GS                                     150        1,489
     Zurich Insurance*                                       1,500          715
                                                                        -------
                                                                          4,787
                                                                        -------
   THAILAND -- 0.4%
     Advanced Info Service-F                                28,000          134
     Bangkok Bank-F                                         43,000          108
     Land & House-F                                         68,171           14
     Siam Cement-F                                          11,000           87
                                                                        -------
                                                                            343
                                                                        -------
   UNITED KINGDOM -- 18.8%
     BAA                                                    63,443          519
     BOC Group                                              43,882          721
     British Petroleum                                      70,000          920
     Cable & Wireless                                      101,209          889
     General Electric                                      145,774          944
     Lloyds TSB Group                                      100,000        1,292
     Marks & Spencer                                       110,379        1,086
     Pearson                                                82,801        1,075
     Prudential                                            175,643        2,117
     Shell Transport & Trading                             300,000        2,167
     Smithkline Beecham                                    191,060        1,954
     Unilever                                              160,000        1,369
     Zeneca Group                                           35,000        1,228
                                                                        -------
                                                                         16,281
                                                                        -------
TOTAL FOREIGN COMMON STOCKS
   (Cost $66,275)                                                        82,956
                                                                        -------

============================================================================ 55

===============================================================================


STATEMENT OF NET ASSETS


                                                                      MARKET
DESCRIPTION                                                 SHARES  VALUE (000)
===============================================================================
FOREIGN PREFERRED STOCKS -- 1.3%
   AUSTRALIA -- 0.9%
     Newscorp                                             151,169       $   748
                                                                        -------
   GERMANY -- 0.4%
     Fresenius                                              2,000           364
                                                                        -------
TOTAL FOREIGN PREFERRED STOCKS
   (Cost $1,086)                                                          1,112
                                                                        -------
TOTAL INVESTMENTS -- 97.0%
   (Cost $67,361)                                                        84,068
                                                                        -------
OTHER ASSETS AND LIABILITIES, NET -- 3.0%                                 2,617
                                                                        -------



DESCRIPTION                                                         VALUE (000)
===============================================================================
NET ASSETS:
Portfolio shares of the Common Share Class
   (unlimited authorization -- no par value)
   based on 5,555,503 outstanding shares
   of beneficial interest                                              $ 68,161
Portfolio shares of the Investor Share Class
   (unlimited authorization -- no par value)
   based on 81,172 outstanding shares
   of beneficial interest                                                   924
Accumulated net investment loss                                            (147)
Accumulated net realized gain on investments                              1,185
Accumulated net realized loss on
   foreign currency transactions                                           (131)
Net unrealized depreciation on foreign
   currency and translation of other
   assets and liabilities denominated
   in foreign currencies.                                                   (14)
Net unrealized appreciation on investments                               16,707
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $ 86,685
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- COMMON SHARE CLASS                                 $15.38
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INVESTOR SHARE CLASS                               $15.34
                                                                       ========







-------------------------------------------------------------------------------

(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.

*    NON-INCOME PRODUCING SECURITY

CL -- CLASS

F -- FOREIGN REGISTRY SHARES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


56 ============================================================================

============================================================= DECEMBER 31, 1997


STATEMENT OF NET ASSETS


SMALL CAP FUND

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

CONSUMER CYCLICAL -- 1%
CAPITAL SPENDING -- 3%
TRANSPORTATION -- 1%
TECHNOLOGY -- 30%
HEALTH CARE -- 20%
REPURCHASE AGREEMENT -- 2%
REAL ESTATE INVESTMENT TRUST -- 1%
BUSINESS SERVICES -- 12%
CONSUMER SERVICES -- 14%
CONSUMER STAPLES -- 4%
ENERGY -- 6%
FINANCIAL SERVICES -- 6%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                                                      MARKET
DESCRIPTION                                               SHARES    VALUE (000)
===============================================================================
COMMON STOCK -- 98.7%
   BASIC INDUSTRY -- 0.3%
     NS Group*                                             6,600         $  113
                                                                         ------
   BUSINESS SERVICES -- 12.1%
     Accustaff*                                           16,200            373
     Acxiom*                                              18,300            352
     American Business Information,
       Cl A*                                              22,300            234
     American Business Information,
       Cl B*                                              22,300            229
     Black Box*                                            4,500            159
     CCC Information Services Group*                      23,100            456
     Corestaff*                                           11,300            300
     CSG Systems International*                           11,300            452
     Fair, Isaac & Company                                12,900            430
     Harbinger*                                           14,300            402
     Nova, Georgia*                                       12,500            313
     Pegasus Systems*                                      2,300             34
     Printrak International*                              33,900            369
     Profit Recovery Group International*                 13,000            231


                                                                      MARKET
DESCRIPTION                                               SHARES    VALUE (000)
===============================================================================
     QuickResponse Services*                              15,600         $  577
     Sterling Commerce*                                    6,400            246
                                                                         ------
                                                                          5,157
                                                                         ------
   CAPITAL SPENDING -- 2.6%
     Credence Systems*                                     9,600            284
     Integrated Process Equipment*                        33,800            532
     Perceptron*                                           9,700            210
     Veeco Instruments*                                    3,800             84
                                                                         ------
                                                                          1,110
                                                                         ------
   CONSUMER CYCLICAL -- 1.2%
     Gentex*                                              19,200            516
                                                                         ------
   CONSUMER SERVICES -- 14.0%
     Arbor Drugs                                          15,600            289
     Cannondale*                                          16,700            363
     Catalina Marketing*                                   3,400            157
     Compdent*                                             4,600             93
     Eagle Hardware & Garden*                             22,500            436
     Finish Line*                                         41,000            538
     Gadzooks*                                            25,600            538
     General Nutrition*                                   13,000            442
     Inacom*                                              18,700            525
     Nautica Enterprises*                                 38,400            893
     The North Face*                                      20,400            449
     Paul Harris Stores*                                  19,900            200
     Pre-Paid Legal Services*                             29,700          1,015
                                                                         ------
                                                                          5,938
                                                                         ------
   CONSUMER STAPLES -- 4.5%
     Helen of Troy*                                       44,400            716
     NBTY*                                                35,300          1,178
                                                                         ------
                                                                          1,894
                                                                         ------
   ENERGY -- 6.4%
     Noble Drilling*                                      12,600            386
     Patterson Energy*                                     4,400            170
     Pride International *                                17,200            434
     Reading & Bates*                                     22,100            926
     Veritas Dgc*                                         20,300            802
                                                                         ------
                                                                          2,718
                                                                         ------

============================================================================ 57

===============================================================================


STATEMENT OF NET ASSETS

                                                                      MARKET
DESCRIPTION                                               SHARES    VALUE (000)
===============================================================================
   FINANCIAL SERVICES -- 6.0%
     Billing Information Concepts*                           2,600     $    125
     CMAC Investment                                        11,800          712
     E*trade Group*                                         23,400          538
     Fremont General                                         6,000          329
     Inspire Insurance Solutions*                              900           19
     PMT Services*                                          59,400          824
                                                                       --------
                                                                          2,547
                                                                       --------
   HEALTH CARE -- 20.5%
     Adac Laboratories                                      55,400        1,094
     Chronimed*                                             23,300          283
     Dura Pharmaceuticals*                                  18,500          849
     Envoy*                                                 29,300          853
     Express Scripts, Cl A*                                 12,200          732
     FPA Medical Management*                                41,400          771
     HBO                                                    19,800          950
     HCIA*                                                  41,700          495
     Jones Medical Industries                               26,700        1,021
     MedImmune*                                             12,800          549
     Pharmacyclics*                                         13,400          343
     Respironics*                                           12,800          286
     Simione Central Holdings*                              16,600          149
     Sonus Pharmaceuticals*                                 11,000          364
                                                                       --------
                                                                          8,739
                                                                       --------
   REAL ESTATE INVESTMENT TRUST -- 0.7%
     Starwood Lodging Trust                                  5,000          289
                                                                       --------
   TECHNOLOGY -- 29.7%
     American Software, Cl A*                              108,700          999
     Ascend Communications*                                  6,700          164
     Cadence Design Systems*                                32,400          794
     Compuware*                                             17,700          566
     International Network Services*                        15,200          352
     JDA Software Group*                                    13,000          455
     Keane*                                                  5,900          240
     Larscom, Cl A*                                         97,600          927
     LeCroy*                                                 4,800          145
     Manugistics Group*                                     18,300          817
     Maxim Integrated Products*                             15,200          524


                                                      SHARES /FACE     MARKET
DESCRIPTION                                           AMOUNT (000)  VALUE (000)
===============================================================================
     Microchip Technology*                                 11,700      $    351
     National Data                                         10,000           361
     Networks Associates*                                  15,900           841
     Pairgain Technologies*                                21,300           413
     Parametric Technology*                                20,900           990
     Peoplesoft*                                           14,000           546
     PMC Sierra*                                           43,100         1,336
     Remedy*                                               15,000           315
     Systems & Computers Technology*                        5,900           293
     Vantive*                                              17,100           432
     Wonderware*                                           30,000           424
     Xilinx*                                                9,700           340
                                                                       --------
                                                                         12,625
                                                                       --------
   TRANSPORTATION -- 0.7%
     CNF Transportation                                     8,400           322
                                                                       --------
TOTAL COMMON STOCK
   (Cost $37,227)                                                        41,968
                                                                       --------
REPURCHASE AGREEMENT -- 1.8%
     J.P. Morgan
       6.750%, dated 12/31/97, matures
       01/02/98, repurchase price
       $769,438 (collateralized by
       U.S. Government Agency
       Instrument, total market
       value: $777,534)                                  $    762           762
                                                                       --------
TOTAL REPURCHASE AGREEMENT
   (Cost $762)                                                              762
                                                                       --------
TOTAL INVESTMENTS -- 100.5%
   (Cost $37,989)                                                        42,730
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- (0.5%)                                (233)
                                                                       --------


58 ============================================================================

============================================================= DECEMBER 31, 1997


STATEMENT OF NET ASSETS


DESCRIPTION                                                         VALUE (000)
===============================================================================
NET ASSETS:
Portfolio Shares of the Common Share Class
   (unlimited authorization -- no par value)
   based on 3,135,950 outstanding shares
   of beneficial interest                                              $ 36,528
Portfolio Shares of the Investor Share Class
   (unlimited authorization -- no par value)
   based on 41,559 outstanding shares
   of beneficial interest                                                   415
Accumulated net realized gain on investments                                813
Net unrealized appreciation on investments                                4,741
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $ 42,497
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- COMMON SHARE CLASS                                 $13.38
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INVESTOR SHARE CLASS                               $13.29
                                                                       ========







-------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.

*    NON-INCOME PRODUCING SECURITY

CL -- CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

============================================================================ 59

===============================================================================


STATEMENT OF NET ASSETS


REAL ESTATE FUND

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

HOTELS -- 9%
HEALTHCARE FACILITIES -- 1%
DIVERSIFIED -- 8%
RETAIL -- 18%
OFFICE/INDUSTRIAL -- 41%
RESIDENTIAL -- 23%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                                                      MARKET
DESCRIPTION                                               SHARES    VALUE (000)
===============================================================================
COMMON STOCK -- 92.0%
   REAL ESTATE INVESTMENT TRUSTS -- 92.0%
   DIVERSIFIED -- 7.6%
     Colonial Properties Trust                               2,500       $   75
     Pacific Gulf Properties                                 1,200           28
     Vornado Realty Trust                                    2,600          122
                                                                         ------
                                                                            225
                                                                         ------
   HEALTHCARE FACILITIES -- 1.0%
     Nationwide Health Properties                            1,200           31
                                                                         ------
   HOTELS -- 8.1%
     Patriot American Hospitality                            4,200          121
     Starwood Lodging Trust                                  2,100          122
                                                                         ------
                                                                            243
                                                                         ------
   OFFICE/INDUSTRIAL -- 37.8%
     Arden Realty                                            3,400          105
     Boston Properties                                       1,700           56
     Catellus Development                                    2,200           44
     Centerpoint Properties                                  2,600           91
     Duke Realty Investments                                 5,000          121
     Equity Office Properties Trust                          3,700          117
     Highwoods Properties                                    2,700          100
     Liberty Property Trust                                  3,000           86
     Reckson Associates                                      3,000           76

                                                                      MARKET
DESCRIPTION                                                 SHARES  VALUE (000)
===============================================================================
     Security Capital Industrial Trust                       3,000       $   75
     Shurgard Storage Centers*                               1,600           46
     Spieker Properties                                      2,300           99
     Weeks                                                   3,500          112
                                                                         ------
                                                                          1,128
                                                                         ------
   RESIDENTIAL -- 21.2%
     Avalon Properties                                       3,800          118
     Bay Apartment Communities                               3,100          121
     BRE Properties                                          1,600           45
     Equity Residential Properties Trust                     2,400          121
     Irvine Apartment Communities                            2,100           67
     Manufactured Home Communities                           2,400           65
     Post Properties                                         1,500           61
     Security Capital Pacific Trust                          1,500           36
                                                                         ------
                                                                            634
                                                                         ------
   RETAIL -- 16.3%
     CBL & Associates Properties                             1,800           44
     Chelsea GCA Realty                                      1,200           46
     Developers Diversified Realty                           2,000           76
     Federal Realty Investment Trust                         1,500           39
     Kimco Realty                                            2,100           74
     Rouse Company                                           2,200           72
     Simon DeBartolo Group                                   3,000           98
     Tanger Outlet Center                                    1,200           37
                                                                         ------
                                                                            486
                                                                         ------
TOTAL COMMON STOCK
   (Cost $2,762)                                                          2,747
                                                                         ------
TOTAL INVESTMENTS -- 92.0% OF NET ASSETS
   (Cost $2,762)                                                          2,747
                                                                         ======




-------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A SCHEDULE OF INVESTMENTS. THE SCHEDULE OF INVESTMENTS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


60 ============================================================================

============================================================= DECEMBER 31, 1997


SCHEDULE OF INVESTMENTS


ASIAN TIGERS FUND

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

CHINA -- 1%
THAILAND -- 1%
INDIA -- 12%
SOUTH KOREA -- 2%
SINGAPORE -- 13%
PHILIPINES -- 3%
MALAYSIA -- 6%
HONG KONG -- 53%
TAIWAN -- 7%
INDONESIA -- 2%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                                                       MARKET
DESCRIPTION                                                  SHARES VALUE (000)
===============================================================================
FOREIGN COMMON STOCKS -- 88.2%
   CHINA -- 0.8%
     Eastern Communications, Cl B                            125,000    $   151
     Shanghai Tyre & Rubber                                  487,940        122
                                                                        -------
                                                                            273
                                                                        -------
   HONG KONG -- 47.3%
     Anhui Expressway                                        500,000         84
     Bank of East Asia                                        84,000        197
     Cheung Kong Holdings                                    170,000      1,113
     China Light & Power*                                    164,000        910
     China Resources Beijing Land                            900,000        430
     China Resources Development                             190,000        424
     Citic Pacific                                           232,000        922
     Cosco Pacific                                           180,000        146
     Guangdong Investment                                    396,000        263
     Hang Seng Bank                                           90,000        868
     Henderson China Holdings                                250,000        200
     Hong Kong & China Gas                                   223,184        432
     Hong Kong Electric                                      105,000        399
     Hong Kong Telecommunications                            727,600      1,498
     HSBC Holdings                                           144,000      3,550
     Hutchison Whampoa                                       228,000      1,430


                                                                      MARKET
DESCRIPTION                                                  SHARE  VALUE (000)
===============================================================================
     Hysan Development                                       122,000    $   243
     Johnson Electric                                        196,800        566
     Nanjing Posts &
       Telecommunications, Cl B*                             753,800        244
     New World Development                                   110,000        380
     Shanghai Industrial Holdings                             80,000        297
     Sun Hung Kai Properties                                 156,000      1,087
     Swire Pacific, Cl A                                      77,000        422
     Varitronix International                                258,000        443
                                                                        -------
                                                                         16,548
                                                                        -------
   INDIA -- 10.6%
     East India Hotels GDR                                    15,000        200
     Hindalco Industries GDS                                  10,000        200
     Industrial Credit & Investment
       of India                                               15,000        195
     ITC GDR                                                  20,000        400
     Mahindra & Mahindra GDR                                  38,500        409
     Mahanagar Telephone Nigam ADR*                           21,000        326
     Reliance Industries GDS                                  73,000        616
     State Bank of India GDR                                  47,500        865
     Tata Electric Power GDR                                     500         80
     Videsh Sanchar GDR                                       30,000        421
                                                                        -------
                                                                          3,712
                                                                        -------
   INDONESIA -- 1.5%
     Gulf Indonesia Resources*                                12,500        275
     Indah Kiat Warrants*                                     29,288          1
     Indah Kiat Pulp & Paper                                 347,805         63
     Indosat ADR                                               2,400         46
     London Sumatra                                          232,000        134
                                                                        -------
                                                                            519
                                                                        -------
   MALAYSIA -- 4.9%
     Berjaya Sports                                           80,000        205
     Golden Hope Plant                                       200,000        232
     Malakoff Berhad                                         100,000        208
     Puncak Niaga*                                           200,000        149
     Rothmans of Pall Mall                                    75,000        584
     Sime UEP Properties                                     205,000        110
     Tenaga                                                  100,000        214
                                                                        -------
                                                                          1,702
                                                                        -------



============================================================================ 61

===============================================================================



SCHEDULE OF INVESTMENTS

                                                                      MARKET
DESCRIPTION                                                 SHARES  VALUE (000)
===============================================================================
   PHILIPPINES -- 2.4%
     Bank of Philippine Islands                              43,000   $      96
     Belle*                                                 500,000          20
     Belle Warrants*                                        100,000          --
     C & P Homes                                             55,000           3
     Filinvest Land*                                      1,000,000          40
     Manila Electric, Cl B                                   71,920         241
     Metro Bank & Trust                                       7,432          51
     Philippine Long Distance
       Telephone                                              3,600          79
     Philippine Long Distance
       Telephone ADR                                          6,000         135
     San Miguel, Cl B                                        54,450          67
     SM Prime Holdings                                      700,000         105
                                                                      ---------
                                                                            837
                                                                      ---------
   SINGAPORE -- 11.5%
     City Developments                                      102,600         476
     Creative Technology*                                    20,000         406
     DBS Land                                               140,000         215
     Development Bank of Singapore-F                         46,000         394
     Fraser & Neave                                          33,600         146
     Keppel                                                  52,500         151
     Keppel Land                                            155,000         214
     Marco Polo Development                                 350,000         528
     Overseas Chinese Banking-F                              67,160         391
     Overseas Union Bank-F                                   48,000         184
     Singapore Airlines-F                                    33,000         216
     Singapore Press-F                                       33,400         419
     United Overseas Bank-F                                  50,000         278
                                                                      ---------
                                                                          4,018
                                                                      ---------
   SOUTH KOREA -- 2.0%
     Housing & Commercial Bank                                8,500          45
     Kookmin Bank GDR                                        22,026         105
     Korea Electric Power ADR                                10,100         102
     Korea Fund*                                             47,451         314
     Samsung Electronics GDS*                                 5,193          73
     SK Telecom ADR                                          13,261          86
                                                                      ---------
                                                                            725
                                                                      ---------


                                                                      MARKET
DESCRIPTION                                                 SHARES  VALUE (000)
===============================================================================
   TAIWAN -- 6.0%
     Taiwan Fund                                             27,500   $     454
     Taiwan Index Fund                                      140,200       1,647
                                                                      ---------
                                                                          2,101
                                                                      ---------
   THAILAND -- 1.2%
     PTT Exploration-F                                       38,000         439
                                                                      ---------
TOTAL FOREIGN COMMON STOCKS
   (Cost $38,250)                                                        30,874
                                                                      ---------
TOTAL INVESTMENTS -- 88.2% OF NET ASSETS
   (Cost $38,250)                                                        30,874
                                                                      =========





-------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A SCHEDULE OF INVESTMENTS. THE SCHEDULE OF INVESTMENTS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.

*    NON-INCOME PRODUCING SECURITY

ADR -- AMERICAN DEPOSITORY RECEIPT

CL -- CLASS

F -- FOREIGN REGISTRY SHARES

GDR  -- GLOBAL DEPOSITORY RECEIPT

GDS -- GLOBAL DEPOSITORY SHARE

THE  ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



62 ============================================================================

============================================================= DECEMBER 31, 1997



STATEMENT OF NET ASSETS


LATIN AMERICA EQUITY FUND

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

PANAMA -- 1%
MEXICO -- 27%
PERU -- 3%
CHILE -- 7%
ARGENTINA -- 12%
BRAZIL -- 50%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                                                      MARKET
DESCRIPTION                                                SHARES   VALUE (000)
===============================================================================
FOREIGN COMMON STOCKS -- 75.0%
   ARGENTINA -- 12.0%
     Cresud*                                              117,000    $      234
     Disco ADR*                                            10,000           449
     Irsa Inversiones                                     166,667           620
     Perez Companc                                         83,643           597
     Quilmes Industrial Quins ADR                          25,000           342
     Telefonica de Argentina ADR                           33,500         1,248
     YPF ADR                                               15,000           513
                                                                     ----------
                                                                          4,003
                                                                     ----------
   BRAZIL -- 26.6%
     CIA Paranaense Energia ADR                            25,000           342
     Banco Itau                                         2,000,000         1,075
     Bompreco Supermercado GDR                             36,500           674
     Centrais Electricas Bras                          40,000,000         1,989
     CIA Paulista de Forca                              1,800,000           237
     Light Participacoes                                1,800,000           540
     Light Services de Electricidade                    1,051,206           438
     Telebras ADR                                          30,500         3,551
                                                                     ----------
                                                                          8,846
                                                                     ----------
   CHILE -- 6.7%
     Andina Embotelladora ADR, Cl A                         9,000           187
     Andina Embotelladora ADR, Cl B                         9,000           175


                                                                      MARKET
DESCRIPTION                                                 SHARES  VALUE (000)
===============================================================================
     CIA Telecomunicacion Chile ADR                      22,625      $      676
     Enersis ADR                                         10,000             290
     Laboratorio Chile ADR                               18,000             401
     Santa Isabel ADR                                    15,000             263
     Vina Concha y Toro Chile ADR                         9,500             240
                                                                     ----------
                                                                          2,232
                                                                     ----------
   PERU -- 2.9%
     Credicorp                                           15,000             270
     Telefonica de Peru ADR                              30,000             699
                                                                     ----------
                                                                            969
                                                                     ----------
   MEXICO -- 26.0%
     APASCO                                             100,000             686
     Coca-Cola Femsa                                     12,000             696
     Consorcio Ara*                                     141,000             685
     Empresas ICA ADR                                    10,000             164
     Fomento Econo Mexicana, Cl B                       140,000           1,119
     Grupo Carso                                        120,000             803
     Grupo Continental                                  120,000             430
     Grupo Elektra                                      500,000             868
     Grupo Financiero Banamex,
       Series B*                                        100,000             299
     Grupo Industrial Bimbo,
       Series A                                          40,000             379
     Grupo Televisa*                                     22,000             851
     Organizacion Soriana, Cl B                         200,000             880
     Panamerican Beverages ADR                           24,000             783
                                                                     ----------
                                                                          8,643
                                                                     ----------
   PANAMA -- 0.8%
     Bladex                                               6,000             248
                                                                     ----------
TOTAL FOREIGN COMMON STOCKS
   (Cost $21,800)                                                        24,941
                                                                     ----------
FOREIGN PREFERRED STOCKS -- 21.5%
   BRAZIL -- 21.5%
     Banco Bradesco                                  80,000,000             789
     CIA Pao de Acucar                               17,760,780             325
     CIA Cervejaria Brahma                              500,000             336
     CIA Energetica Minas                            16,900,000             735
     CIA Vale do Rio Doce                                25,000             503
     CIA Vale do Rio Doce
       Preferred Debenture                               25,000              --


============================================================================ 63

===============================================================================


STATEMENT OF NET ASSETS

                                                                      MARKET
DESCRIPTION                                                SHARES   VALUE (000)
===============================================================================
   BRAZIL -- (continued)
     Copel B                                              500,000       $     7
     Ericsson Telecomunoicacoes                        15,000,000           481
     Petrol Brasileiros                                 6,800,000         1,590
     Riograndense Tel                                     560,000           690
     Sadia Concordia                                      520,000           340
     Telecomunicacoes de Sao Paulo                      4,236,968         1,128
     Votorantim Celulose Papel*                        12,000,000           231
                                                                        -------
                                                                          7,155
                                                                        -------
TOTAL FOREIGN PREFERRED STOCKS
   (Cost $7,017)                                                          7,155
                                                                        -------
TOTAL INVESTMENTS -- 96.5%
   (Cost $28,817)                                                        32,096
                                                                        -------
OTHER ASSETS AND LIABILITIES, NET -- 3.5%                                 1,175
                                                                        -------


DESCRIPTION                                                         VALUE (000)
===============================================================================
NET ASSETS:
Portfolio Shares of the Common Share Class
   (unlimited authorization -- no par value)
   based on 2,533,241 outstanding shares
   of beneficial interest                                               $29,812
Undistributed net investment income                                          61
Accumulated net realized gain on investments                                168
Accumulated net realized loss on
   foreign currency transactions                                            (48)
Net unrealized depreciation on
   foreign currency and translation of
   other assets and liabilities denominated
   in foreign currencies                                                     (1)
Net unrealized appreciation on investments                                3,279
                                                                        -------
TOTAL NET ASSETS -- 100.0%                                              $33,271
                                                                        =======
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- COMMON SHARE CLASS                                 $13.13
                                                                        =======







-------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.

*    NON-INCOME PRODUCING SECURITY

CL -- CLASS

ADR -- AMERICAN DEPOSITORY RECEIPT

GDR -- GLOBAL DEPOSITORY RECEIPT

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


64 ============================================================================

============================================================= DECEMBER 31, 1997



                     This page is left intentionally blank.



============================================================================ 65

===============================================================================



STATEMENT OF ASSETS AND LIABILITIES (000)

December 31, 1997

                                                                                     REAL ESTATE  ASIAN TIGERS
                                                                                         FUND          FUND
==============================================================================================================
ASSETS:
    Investments at market value (Cost $2,762 and $38,250, respectively)                $2,747          $30,874
    Cash and foreign currency                                                              --            4,139
    Receivable for portfolio shares sold                                                3,000               13
    Other assets                                                                           --              148
                                                                                       ------          -------
    Total assets                                                                        5,747           35,174
                                                                                       ------          -------
LIABILITIES:
    Distribution payable                                                                   --               68
    Payable for investment securities purchased                                         2,762               --
    Payable for portfolio shares redeemed                                                  --                1
    Other liabilities                                                                      --              107
                                                                                       ------          -------
    Total liabilities                                                                   2,762              176
                                                                                       ------          -------
NET ASSETS:
    Portfolio Shares of the Common Share Class (unlimited authorization --
      no par value) based on 300,010 and 4,560,417 outstanding
      shares of beneficial interest, respectively                                       3,000           47,599
    Portfolio Shares of the Investor Share Class (unlimited authorization --
      no par value) based on 0 and 44,106 outstanding
      shares of beneficial interest, respectively                                          --              292
    Undistributed net investment income                                                    --               42
    Accumulated net realized loss on investments                                           --           (5,400)
    Accumulated net realized loss from foreign currency transactions                       --             (158)
    Net unrealized depreciation on foreign currency and translation of other
      assets and liabilities denominated in foreign currencies                             --               (1)
    Net unrealized depreciation on investments                                            (15)          (7,376)
                                                                                       ------          -------
NET ASSETS                                                                             $2,985          $34,998
                                                                                       ======          =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICEPER SHARE -- COMMON SHARE CLASS           $9.95            $7.60
                                                                                       ======          =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE -- INVESTOR SHARE CLASS           --            $7.57
                                                                                                       =======



    The accompanying notes are an integral part of the financial statements.

66 =============================================================================

============================================================== DECEMBER 31, 1997




STATEMENT OF OPERATIONS (000)
For the Year Ended December 31, 1997
                                                             TREASURY     GOVERNMENT                 TAX-EXEMPT
                                                           MONEY MARKET  MONEY MARKET MONEY MARKET  MONEY MARKET
                                                               FUND          FUND         FUND          FUND
================================================================================================================
INVESTMENT INCOME:
    Interest                                                 $10,038       $13,736       $38,900       $9,367
                                                             -------       -------       -------       ------
EXPENSES:
    Administration fees                                          290           373         1,040          385
    Less: administration fees waived                            (154)         (196)         (605)        (204)
    Investment advisory fees                                     677           497         2,427          897
    Less: investment advisory fees waived                       (302)           --        (1,040)        (413)
    Custody fees                                                  11            13            44           18
    Transfer agency fees                                          39            49           143           55
    Professional fees                                             23            30           106           40
    Registration & filing fees                                    21             7            51           38
    Printing                                                      11            11            44           18
    Trustee fees                                                   2             3             9            4
    Insurance                                                      1             2             5            2
    Pricing                                                        1             2             5            2
    Distribution fees (1)                                         20            14             5            7
    Amortization of deferred organization costs                    2             2             2            2
    Miscellaneous                                                 25             1             2            3
    Shareholder servicing fees (2)                                 5             4             1            2
    Less: shareholder servicing fees waived                       (5)           (3)           --           (2)
                                                             -------       -------       -------       ------
        Total expenses                                           667           809         2,239          854
                                                             -------       -------       -------       ------
 Net investment income                                         9,371        12,927        36,661        8,513
                                                             -------       -------       -------       ------
 NET REALIZED LOSS ON INVESTMENTS:
   Net realized loss from securities transactions                 (4)           --            --           (3)
                                                             -------       -------       -------       ------
 Net increase in net assets from operations                  $ 9,367       $12,927       $36,661       $8,510
                                                             =======       =======       =======       ======

(1) ALL DISTRIBUTION FEES ARE INCURRED AT THE INVESTOR SHARE CLASS LEVEL.
(2) ALL SHAREHOLDER SERVICING FEES ARE INCURRED AT THE INVESTOR SHARE CLASS LEVEL.



    The accompanying notes are an integral part of the financial statements.

============================================================================= 67

================================================================================


STATEMENT OF OPERATIONS (000)

For the Period Ended December 31, 1997
                                                                         INTERMEDIATE
                                                                          GOVERNMENT   TAX-EXEMPT   INTERNATIONAL
                                                            FIXED INCOME FIXED INCOME FIXED INCOME  FIXED INCOME
                                                                FUND         FUND         FUND          FUND
=================================================================================================================
INVESTMENT INCOME:
    Dividends                                                $    --        $   --        $   --      $    --
    Interest                                                   8,936         3,432         2,214          914
    Less: foreign taxes withheld                                  --            --            --           (8)
                                                             -------        ------        ------      -------
    Total investment income                                    8,936         3,432         2,214          906
                                                             -------        ------        ------      -------
EXPENSES:
    Administration fees                                          201            80            60          137
    Investment advisory fees                                     804           322           239           26
    Less: investment advisory fees waived                       (134)          (54)          (44)          --
    Custody fees                                                   8             3             2           12
    Transfer agency fees                                          28            12            10            5
    Professional fees                                             18             6             5            2
    Registration & filing fees                                    18             7            10            9
    Printing                                                       8             2             2            1
    Trustee fees                                                   2             1             1           --
    Insurance                                                      1             1            --           --
    Pricing                                                       (1)           (1)            1           14
    Distribution fees (1)                                          1            --             1           --
    Amortization of deferred organization costs                    2             2             2            2
    Miscellaneous                                                  1             1             1           --
    Shareholder servicing fees (2)                                --            --            --           --
    Less: shareholder servicing fees waived                       --            --            --           --
                                                             -------        ------        ------      -------
        Total expenses                                           957           382           290          208
                                                             -------        ------        ------      -------
 Net investment income (loss)                                  7,979         3,050         1,924          698
                                                             -------        ------        ------      -------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from securities transactions       2,841           975           364           53
   Net realized loss from foreign currency transactions           --            --            --         (738)
   Net change in unrealized appreciation (depreciation)
      on investments                                           1,292            13         1,246       (1,218)
   Net change in unrealized appreciation (depreciation) on
      foreign currency and translation of other assets and
      liabilities in foreign currencies                           --            --            --           27
                                                             -------        ------        ------      -------
 Net gain (loss) on investments                                4,133           988         1,610       (1,876)
                                                             -------        ------        ------      -------
 Net increase (decrease) in net assets from operations       $12,112        $4,038        $3,534      $(1,178)
                                                             =======        ======        ======      =======

(1) ALL DISTRIBUTION FEES ARE INCURRED AT THE INVESTOR SHARE CLASS LEVEL.
(2) ALL SHAREHOLDER SERVICING FEES ARE INCURRED AT THE INVESTOR SHARE CLASS LEVEL.

    The accompanying notes are an integral part of the financial statements.

68 =============================================================================

============================================================== DECEMBER 31, 1997



                                                                                                      LATIN
                                              INTERNATIONAL                   REAL        ASIAN      AMERICA
      BALANCED      VALUE        GROWTH         EQUITY        SMALL CAP      ESTATE       TIGERS      EQUITY
        FUND        FUND          FUND           FUND           FUND          FUND        FUND        FUND
==============================================================================================================

      $ 1,021      $ 4,846       $ 1,866         $1,669         $   68       $   --     $    780     $  493
        1,388          379           340             28             63           --          105         55
           (2)          --            (1)          (160)            --           --          (65)       (14)
      -------      -------       -------         ------         ------       ------     --------     ------
        2,407        5,225         2,205          1,537            131           --          820        534
      -------      -------       -------         ------         ------       ------     --------     ------

          100          304           182            146             60           --           59         39
          466        1,621           972            972            320           --          393        260
           --           --            --             --             --           --           --         --
            4           13             8            131              2           --          125         45
           16           43            27             22             10           --           10          6
            9           29            17             13              6           --            6          4
           12           24            24              9             13           --           15         17
            4           13             8              5              3           --            3          2
            1            3             2              1              1           --            1          1
            1            1             1              1             --           --           --         --
            3           (1)           (1)            12              1           --           13         13
           10            4             8              4              1           --            2         --
            2            2             2              2              2           --            2          2
           --            1            --             --             --           --           --         --
            2            1             2             --             --           --           --         --
           (2)          (1)           (2)            --             --           --           --         --
      -------      -------       -------         ------         ------       ------     --------     ------
          628        2,057         1,250          1,318            419           --          629        389
      -------      -------       -------         ------         ------       ------     --------     ------
        1,779        3,168           955            219           (288)          --          191        145
      -------      -------       -------         ------         ------       ------     --------     ------

        7,701       43,782        18,291          7,122          4,939           --       (5,371)     1,963
           --           --            --           (130)            --           --         (154)       (49)

        3,720        5,882         5,511         (1,417)           631          (15)     (12,809)     2,862


           --           --            --            (18)            --           --           (1)        (1)
      -------      -------       -------         ------         ------       ------     --------     ------
       11,421       49,664        23,802          5,557          5,570          (15)     (18,335)     4,775
      -------      -------       -------         ------         ------       ------     --------     ------
      $13,200      $52,832       $24,757         $5,776         $5,282       $  (15)    $(18,144)    $4,920
      =======      =======       =======         ======         ======       ======     ========     ======



============================================================================= 69

================================================================================


STATEMENT OF CHANGES IN NET ASSETS (000)
For the Years Ended December 31,
                                                                              TREASURY                   GOVERNMENT
                                                                            MONEY MARKET                MONEY MARKET
                                                                                FUND                        FUND
===========================================================================================================================
                                                                         1997          1996           1997        1996
===========================================================================================================================
 OPERATIONS:
   Net investment income                                             $   9,371      $   7,062      $  12,927   $  11,108
   Net realized gain (loss) from security transactions                      (4)            (1)            --          (2)
   Net change in unrealized appreciation (depreciation)
      on investments and foreign currency transactions                      --             --             --          --
                                                                     ---------      ---------      ---------   ---------
   Net increase in net assets resulting from operations                  9,367          7,061         12,927      11,106
                                                                     ---------      ---------      ---------   ---------
 DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Common Share Class                                                 (9,005)        (6,642)       (12,639)    (10,893)
     Investor Share Class                                                 (366)          (420)          (288)       (215)
   Net realized gains:
     Common Share Class                                                     --             --             --          --
                                                                     ---------      ---------      ---------   ---------
       Total dividends distributed                                      (9,371)        (7,062)       (12,927)    (11,108)
                                                                     ---------      ---------      ---------   ---------
 CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Proceeds from shares issued                                       779,855        631,686        670,698     607,944
     Shares issued in lieu of cash distributions                            94              5            903          --
     Cost of shares repurchased                                       (747,639)      (585,711)      (672,734)   (559,165)
                                                                     ---------      ---------      ---------   ---------
     Increase (decrease) in net assets derived from
        Common Share Class transactions                                 32,310         45,980         (1,133)     48,779
                                                                     ---------      ---------      ---------   ---------
   INVESTOR SHARE CLASS:
     Proceeds from shares issued                                        31,377         34,202         39,993      32,591
     Shares issued in lieu of cash distributions                           401            417            310         208
     Cost of shares repurchased                                        (35,966)       (31,639)       (36,464)    (30,708)
                                                                     ---------      ---------      ---------   ---------
     Increase (decrease) in net assets derived from
        Investor Share Class transactions                               (4,188)         2,980          3,839       2,091
                                                                     ---------      ---------      ---------   ---------
     Increase in net assets derived from capital share transactions     28,122         48,960          2,706      50,870
                                                                     ---------      ---------      ---------   ---------
   Net increase (decrease) in net assets                                28,118         48,959          2,706      50,868

 NET ASSETS:
   Beginning of year                                                   167,365        118,406        261,485     210,617
                                                                     ---------      ---------      ---------   ---------
   End of year                                                       $ 195,483      $ 167,365      $ 264,191   $ 261,485
                                                                     =========      =========      =========   =========
 CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Shares issued                                                     779,855        631,686        670,698     607,944
     Shares issued in lieu of cash distributions                            94              5            903          --
     Shares repurchased                                               (747,639)      (585,711)      (672,734)   (559,165)
                                                                     ---------      ---------      ---------   ---------
       Total Common Share Class transactions                            32,310         45,980         (1,133)     48,779
                                                                     ---------      ---------      ---------   ---------
   INVESTOR SHARE CLASS:
     Shares issued                                                      31,377         34,202         39,993      32,591
     Shares issued in lieu of cash distributions                           401            417            310         208
     Shares repurchased                                                (35,966)       (31,639)       (36,464)    (30,708)
                                                                     ---------      ---------      ---------   ---------
       Total Investor Share Class transactions                          (4,188)         2,980          3,839       2,091
                                                                     ---------      ---------      ---------   ---------
       Increase in capital shares                                       28,122         48,960          2,706      50,870
                                                                     =========      =========      =========   =========



                                                                                                            TAX-EXEMPT
                                                                                MONEY MARKET               MONEY MARKET
                                                                                    FUND                       FUND
===============================================================================================================================
                                                                             1997         1996           1997         1996
===============================================================================================================================
 OPERATIONS:
   Net investment income                                                $    36,661   $    28,560      $   8,513  $   5,246
   Net realized gain (loss) from security transactions                           --            --             (3)         7
   Net change in unrealized appreciation (depreciation)
      on investments and foreign currency transactions                           --            --             --         --
                                                                        -----------   -----------      ---------  ---------
   Net increase in net assets resulting from operations                      36,661        28,560          8,510      5,253
                                                                        -----------   -----------      ---------  ---------
 DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Common Share Class                                                     (36,562)      (28,488)        (8,421)    (5,159)
     Investor Share Class                                                       (99)          (72)           (92)       (87)
   Net realized gains:
     Common Share Class                                                          --            --             --         --
                                                                        -----------   -----------      ---------  ---------
       Total dividends distributed                                          (36,661)      (28,560)        (8,513)    (5,246)
                                                                        -----------   -----------      ---------  ---------
 CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Proceeds from shares issued                                          1,646,777     1,564,751        704,742    492,151
     Shares issued in lieu of cash distributions                                 93            --             --         --
     Cost of shares repurchased                                          (1,507,850)   (1,441,724)      (642,108)  (472,474)
                                                                        -----------   -----------      ---------  ---------
     Increase (decrease) in net assets derived from
        Common Share Class transactions                                     139,020       123,027         62,634     19,677
                                                                        -----------   -----------      ---------  ---------
   INVESTOR SHARE CLASS:
     Proceeds from shares issued                                             12,453         5,375         25,920     13,188
     Shares issued in lieu of cash distributions                                101            70             90         90
     Cost of shares repurchased                                             (12,737)       (5,337)       (25,839)   (13,715)
                                                                        -----------   -----------      ---------  ---------
     Increase (decrease) in net assets derived from
        Investor Share Class transactions                                      (183)          108            171       (437)
                                                                        -----------   -----------      ---------  ---------
     Increase in net assets derived from capital share transactions         138,837       123,135         62,805     19,240
                                                                        -----------   -----------      ---------  ---------
   Net increase (decrease) in net assets                                    138,837       123,135         62,802     19,247

 NET ASSETS:
   Beginning of year                                                        600,181       477,046        190,436    171,189
                                                                        -----------   -----------      ---------  ---------
   End of year                                                          $   739,018   $   600,181      $ 253,238  $ 190,436
                                                                        ===========   ===========      =========  =========
 CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Shares issued                                                        1,646,777     1,564,751        704,742    492,151
     Shares issued in lieu of cash distributions                                 93            --             --         --
     Shares repurchased                                                  (1,507,850)   (1,441,724)      (642,108)  (472,474)
                                                                        -----------   -----------      ---------  ---------
       Total Common Share Class transactions                                139,020       123,027         62,634     19,677
                                                                        -----------   -----------      ---------  ---------
   INVESTOR SHARE CLASS:
     Shares issued                                                           12,453         5,375         25,920     13,188
     Shares issued in lieu of cash distributions                                101            70             90         90
     Shares repurchased                                                     (12,737)       (5,337)       (25,839)   (13,715)
                                                                        -----------   -----------      ---------  ---------
       Total Investor Share Class transactions                                 (183)          108            171       (437)
                                                                        -----------   -----------      ---------  ---------
       Increase in capital shares                                           138,837       123,135         62,805     19,240
                                                                        ===========   ===========      =========  =========






                                                                                 FIXED
                                                                                INCOME
                                                                                 FUND
================================================================================================
                                                                          1997        1996
================================================================================================
 OPERATIONS:
   Net investment income                                                $  7,979    $  7,401
   Net realized gain (loss) from security transactions                     2,841         944
   Net change in unrealized appreciation (depreciation)
      on investments and foreign currency transactions                     1,292      (4,280)
                                                                        --------    --------
   Net increase in net assets resulting from operations                   12,112       4,065
                                                                        --------    --------
 DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Common Share Class                                                   (7,944)     (7,368)
     Investor Share Class                                                    (24)        (34)
   Net realized gains:
     Common Share Class                                                      (69)         --
                                                                        --------    --------
       Total dividends distributed                                        (8,037)     (7,402)
                                                                        --------    --------
 CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Proceeds from shares issued                                          37,017      26,722
     Shares issued in lieu of cash distributions                             749          --
     Cost of shares repurchased                                          (24,610)    (25,038)
                                                                        --------    --------
     Increase (decrease) in net assets derived from
        Common Share Class transactions                                   13,156       1,684
                                                                        --------    --------
   INVESTOR SHARE CLASS:
     Proceeds from shares issued                                              --         102
     Shares issued in lieu of cash distributions                              24          34
     Cost of shares repurchased                                              (68)       (303)
                                                                        --------    --------
     Increase (decrease) in net assets derived from
        Investor Share Class transactions                                    (44)       (167)
                                                                        --------    --------
     Increase in net assets derived from capital share transactions       13,112       1,517
                                                                        --------    --------
   Net increase (decrease)in net assets                                   17,187      (1,820)

 NET ASSETS:
   Beginning of year                                                     124,389     126,209
                                                                        --------    --------
   End of year                                                          $141,576    $124,389
                                                                        ========    ========
 CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Shares issued                                                         3,648       2,660
     Shares issued in lieu of cash distributions                              73          --
     Shares repurchased                                                   (2,408)     (2,503)
                                                                        --------    --------
       Total Common Share Class transactions                               1,313         157
                                                                        --------    --------
   INVESTOR SHARE CLASS:
     Shares issued                                                            --          10
     Shares issued in lieu of cash distributions                               2           3
     Shares repurchased                                                       (6)        (30)
                                                                        --------    --------
       Total Investor Share Class transactions                                (4)        (17)
                                                                        --------    --------
       Increase in capital shares                                          1,309         140
                                                                        ========    ========


    The accompanying notes are an integral part of the financial statements. ==================================== 70 & 71 ===================================

============================================================== DECEMBER 31, 1997



STATEMENT OF CHANGES IN NET ASSETS (000)
For the Years Ended December 31,

                                                                  INTERMEDIATE              TAX-EXEMPT
                                                                GOVERNMENT FIXED           FIXED INCOME
                                                                   INCOME FUND                 FUND
================================================================================================================
                                                               1997          1996        1997        1996
================================================================================================================
 OPERATIONS:
   Net investment income                                    $  3,050       $  3,596     $ 1,924    $  2,264
   Net realized gain (loss) from security and
     foreign currency transactions                               975         (1,069)        364         123
   Net change in unrealized appreciation (depreciation)
     on investments and foreign currency transactions             13           (412)      1,246      (1,230)
                                                            --------       --------     -------    --------
   Net increase (decrease) in net assets resulting
     from operations                                           4,038          2,115       3,534       1,157
                                                            --------       --------     -------    --------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Common Share Class                                       (3,042)        (3,552)     (1,897)     (2,225)
     Investor Share Class                                         (7)           (41)        (26)        (40)
   Net realized gains:
     Common Share Class                                          (21)            --          --          --
     Investor Share Class                                         --             --          --          --
                                                            --------       --------     -------    --------
       Total dividends distributed                            (3,070)        (3,593)     (1,923)     (2,265)
                                                            --------       --------     -------    --------
CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Proceeds from shares issued                              11,087         14,074       6,666       2,028
     Shares issued in lieu of cash distributions                  66             --           1          --
     Cost of shares repurchased                              (17,079)       (29,218)     (7,571)    (11,274)
                                                            --------       --------     -------    --------
     Increase (decrease) in net assets derived from
       Common Share Class transactions                        (5,926)       (15,144)       (904)     (9,246)
                                                            --------       --------     -------    --------
   INVESTOR SHARE CLASS:
     Proceeds from shares issued                                   7             10          --          37
     Shares issued in lieu of cash distributions                   7             41          25          40
     Cost of shares repurchased                                 (164)        (2,695)       (190)       (497)
                                                            --------       --------     -------    --------
     Increase (decrease) in net assets derived from
       Investor Share Class transactions                        (150)        (2,644)       (165)       (420)
                                                            --------       --------     -------    --------
     Increase (decrease) in net assets derived from
       capital share transactions                             (6,076)       (17,788)     (1,069)     (9,666)
                                                            --------       --------     -------    --------
   Net increase (decrease) in net assets                      (5,108)       (19,266)        542     (10,774)

NET ASSETS:
   Beginning of year                                          57,146         76,412      40,436      51,210
                                                            --------       --------     -------    --------
   End of year                                              $ 52,038       $ 57,146     $40,978    $ 40,436
                                                            ========       ========     =======    ========
CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Shares issued                                             1,115          1,424         658         204
     Shares issued in lieu of cash distributions                   7             --          --          --
     Shares repurchased                                       (1,723)        (2,955)       (753)     (1,135)
                                                            --------       --------     -------    --------
       Total Common Share Class transactions                    (601)        (1,531)        (95)       (931)
                                                            --------       --------     -------    --------
   INVESTOR SHARE CLASS:
     Shares issued                                                 1              1          --           4
     Shares issued in lieu of cash distributions                   1              4           2           4
     Shares repurchased                                          (17)          (273)        (18)        (50)
                                                            --------       --------     -------    --------
       Total Investor Share Class transactions                   (15)          (268)        (16)        (42)
                                                            --------       --------     -------    --------
       Increase (decrease) in capital shares                    (616)        (1,799)       (111)       (973)
                                                            ========       ========     =======    ========




                                                                  INTERNATIONAL
                                                                   FIXED INCOME                 BALANCED
                                                                       FUND                       FUND
=================================================================================================================
                                                                1997         1996           1997         1996
=================================================================================================================
 OPERATIONS:
   Net investment income                                       $   698       $   819       $  1,779   $  1,747
   Net realized gain (loss) from security and
     foreign currency transactions                                (685)          189          7,701      3,483
   Net change in unrealized appreciation (depreciation)
     on investments and foreign currency transactions           (1,191)         (458)         3,720      1,658
                                                               -------       -------       --------   --------
   Net increase (decrease) in net assets resulting
     from operations                                            (1,178)          550         13,200      6,888
                                                               -------       -------       --------   --------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Common Share Class                                             --        (1,079)        (1,679)    (1,638)
     Investor Share Class                                           --            (7)           (95)      (111)
   Net realized gains:
     Common Share Class                                             --            --         (1,663)    (3,719)
     Investor Share Class                                           --            --           (101)      (259)
                                                               -------       -------       --------   --------
       Total dividends distributed                                  --        (1,086)        (3,538)    (5,727)
                                                               -------       -------       --------   --------
CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Proceeds from shares issued                                 5,852         7,829         15,990     16,720
     Shares issued in lieu of cash distributions                    --            --          2,033         --
     Cost of shares repurchased                                 (6,666)       (7,168)       (13,135)   (13,137)
                                                               -------       -------       --------   --------
     Increase (decrease) in net assets derived from
       Common Share Class transactions                            (814)          661          4,888      3,583
                                                               -------       -------       --------   --------
   INVESTOR SHARE CLASS:
     Proceeds from shares issued                                     1            24            202        199
     Shares issued in lieu of cash distributions                    --             7            194        366
     Cost of shares repurchased                                    (40)          (41)          (522)      (901)
                                                               -------       -------       --------   --------
     Increase (decrease) in net assets derived from
       Investor Share Class transactions                           (39)          (10)          (126)      (336)
                                                               -------       -------       --------   --------
     Increase (decrease) in net assets derived from
       capital share transactions                                 (853)          651          4,762      3,247
                                                               -------       -------       --------   --------
   Net increase (decrease) in net assets                        (2,031)          115         14,424      4,408

NET ASSETS:
   Beginning of year                                            17,673        17,558         58,256     53,848
                                                               -------       -------       --------   --------
   End of year                                                 $15,642       $17,673       $ 72,680   $ 58,256
                                                               =======       =======       ========   ========
CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Shares issued                                                 598           745          1,341      1,522
     Shares issued in lieu of cash distributions                    --            --            162         --
     Shares repurchased                                           (696)         (679)        (1,089)    (1,195)
                                                               -------       -------       --------   --------
       Total Common Share Class transactions                       (98)           66            414        327
                                                               -------       -------       --------   --------
   INVESTOR SHARE CLASS:
     Shares issued                                                  --             2             17         18
     Shares issued in lieu of cash distributions                    --             1             16         33
     Shares repurchased                                             (4)           (4)           (44)       (81)
                                                               -------       -------       --------   --------
       Total Investor Share Class transactions                      (4)           (1)           (11)       (30)
                                                               -------       -------       --------   --------
       Increase (decrease) in capital shares                      (102)           65            403        297
                                                               =======       =======       ========   ========





                                                                         VALUE
                                                                         FUND
=====================================================================================
                                                                  1997        1996
=====================================================================================
 OPERATIONS:
   Net investment income                                        $  3,168    $  3,193
   Net realized gain (loss) from security and
     foreign currency transactions                                43,782      14,781
   Net change in unrealized appreciation (depreciation)
     on investments and foreign currency transactions              5,882       9,618
                                                                --------    --------
   Net increase (decrease) in net assets resulting
     from operations                                              52,832      27,592
                                                                --------    --------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Common Share Class                                           (3,124)     (3,167)
     Investor Share Class                                            (23)        (31)
   Net realized gains:
     Common Share Class                                           (6,385)    (13,897)
     Investor Share Class                                            (55)       (141)
                                                                --------    --------
       Total dividends distributed                                (9,587)    (17,236)
                                                                --------    --------
CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Proceeds from shares issued                                  46,181      53,326
     Shares issued in lieu of cash distributions                   1,761          --
     Cost of shares repurchased                                  (34,888)    (30,087)
                                                                --------    --------
     Increase (decrease) in net assets derived from
       Common Share Class transactions                            13,054      23,239
                                                                --------    --------
   INVESTOR SHARE CLASS:
     Proceeds from shares issued                                     185         184
     Shares issued in lieu of cash distributions                      76         169
     Cost of shares repurchased                                     (359)       (306)
                                                                --------    --------
     Increase (decrease) in net assets derived from
       Investor Share Class transactions                             (98)         47
                                                                --------    --------
     Increase (decrease) in net assets derived from
       capital share transactions                                 12,956      23,286
                                                                --------    --------
   Net increase (decrease) in net assets                          56,201      33,642

NET ASSETS:
   Beginning of year                                             166,382     132,740
                                                                --------    --------
   End of year                                                  $222,583    $166,382
                                                                ========    ========
CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Shares issued                                                 3,041       4,037
     Shares issued in lieu of cash distributions                     110          --
     Shares repurchased                                           (2,235)     (2,296)
                                                                --------    --------
       Total Common Share Class transactions                         916       1,741
                                                                --------    --------
   INVESTOR SHARE CLASS:
     Shares issued                                                    12          15
     Shares issued in lieu of cash distributions                       5          12
     Shares repurchased                                              (24)        (23)
                                                                --------    --------
       Total Investor Share Class transactions                        (7)          4
                                                                --------    --------
       Increase (decrease) in capital shares                         909       1,745
                                                                ========    ========



    The accompanying notes are an integral part of the financial statements. ==================================== 72 & 73 ===================================

============================================================== DECEMBER 31, 1997




STATEMENT OF CHANGES IN NET ASSETS (000)
For the Years Ended December 31,


                                                                                              INTERNATIONAL
                                                                      GROWTH                     EQUITY
                                                                       FUND                       FUND
=================================================================================================================
                                                                1997          1996           1997      1996
=================================================================================================================
 OPERATIONS:
   Net investment income (loss)                              $    955       $  1,225      $    219  $    386
   Net realized gain (loss) from security and
     foreign currency transactions                             18,291          5,669         6,992       531
   Net change in unrealized appreciation (depreciation)
     on investments and foreign currency transactions           5,511         10,988        (1,435)    7,529
                                                             --------       --------      --------  --------
   Net increase (decrease) in net assets resulting
     from operations                                           24,757         17,882         5,776     8,446
                                                             --------       --------      --------  --------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Common Share Class                                          (927)        (1,202)         (438)     (238)
     Investor Share Class                                         (19)           (31)           (3)       --
   Net realized gains:
     Common Share Class                                       (12,320)        (6,079)       (5,820)     (915)
     Investor Share Class                                        (318)          (189)          (83)      (16)
                                                             --------       --------      --------  --------
       Total dividends distributed                            (13,584)        (7,501)       (6,344)   (1,169)
                                                             --------       --------      --------  --------
CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Proceeds from shares issued                               37,264         31,892        25,978    35,035
     Shares issued in lieu of cash distributions                8,048             --         2,329        --
     Cost of shares repurchased                               (18,688)       (24,937)      (38,751)  (23,444)
                                                             --------       --------      --------  --------
     Increase (decrease) in net assets derived from
       Common Share Class transactions                         26,624          6,955       (10,444)   11,591
                                                             --------       --------      --------  --------
   INVESTOR SHARE CLASS:
     Proceeds from shares issued                                  139            269           266        65
     Shares issued in lieu of cash distributions                  335            218            83        15
     Cost of shares repurchased                                  (383)          (474)         (702)     (300)
                                                             --------       --------      --------  --------
     Increase (decrease) in net assets derived from
       Investor Share Class transactions                           91             13          (353)     (220)
                                                             --------       --------      --------  --------
     Increase (decrease) in net assets derived from
       capital share transactions                              26,715          6,968       (10,797)   11,371
                                                             --------       --------      --------  --------
CONTRIBUTIONS OF CAPITAL FROM AFFILIATE:                           --             --            --       197
                                                             --------       --------      --------  --------
   Net increase (decrease) in net assets                       37,888         17,349       (11,365)   18,845

NET ASSETS:
   Beginning of period                                         98,246         80,897        98,050    79,205
                                                             --------       --------      --------  --------
   End of period                                             $136,134       $ 98,246      $ 86,685  $ 98,050
                                                             ========       ========      ========  ========
CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Shares issued                                              2,520          2,575         1,544     2,309
     Shares issued in lieu of cash distributions                  561             --           151        --
     Shares repurchased                                        (1,265)        (2,023)       (2,232)   (1,541)
                                                             --------       --------      --------  --------
       Total Common Share Class transactions                    1,816            552          (537)      768
                                                             --------       --------      --------  --------
   INVESTOR SHARE CLASS:
     Shares issued                                                  9             21            15         4
     Shares issued in lieu of cash distributions                   23             17             5         1
     Shares repurchased                                           (25)           (37)          (41)      (19)
                                                             --------       --------      --------  --------
       Total Investor Share Class transactions                      7              1           (21)      (14)
                                                             --------       --------      --------  --------
       Increase (decrease) in capital shares                    1,823            553          (558)      754
                                                             ========       ========      ========  ========




                                                                         SMALL                REAL
                                                                          CAP                ESTATE
                                                                         FUND                FUND(1)
==========================================================================================================
                                                                    1997       1996           1997
==========================================================================================================
 OPERATIONS:
   Net investment income (loss)                                  $   (288)   $   (82)        $    --
   Net realized gain (loss) from security and
     foreign currency transactions                                  4,939      5,081              --
   Net change in unrealized appreciation (depreciation)
     on investments and foreign currency transactions                 631        668             (15)
                                                                 --------    -------         -------
   Net increase (decrease) in net assets resulting
     from operations                                                5,282      5,667             (15)
                                                                 --------    -------         -------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Common Share Class                                                --         --              --
     Investor Share Class                                              --         --              --
   Net realized gains:
     Common Share Class                                            (4,879)    (4,625)             --
     Investor Share Class                                             (63)       (73)             --
                                                                 --------    -------         -------
       Total dividends distributed                                 (4,942)    (4,698)             --
                                                                 --------    -------         -------
CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Proceeds from shares issued                                   20,984     20,885           3,000
     Shares issued in lieu of cash distributions                      273         --              --
     Cost of shares repurchased                                   (16,009)    (9,294)             --
                                                                 --------    -------         -------
     Increase (decrease) in net assets derived from
       Common Share Class transactions                              5,248     11,591           3,000
                                                                 --------    -------         -------
   INVESTOR SHARE CLASS:
     Proceeds from shares issued                                       31         73              --
     Shares issued in lieu of cash distributions                       54         65              --
     Cost of shares repurchased                                      (130)      (141)             --
                                                                 --------    -------         -------
     Increase (decrease) in net assets derived from
       Investor Share Class transactions                              (45)        (3)             --
                                                                 --------    -------         -------
     Increase (decrease) in net assets derived from
       capital share transactions                                   5,203     11,588           3,000
                                                                 --------    -------         -------
CONTRIBUTIONS OF CAPITAL FROM AFFILIATE:                               --         --              --
                                                                 --------    -------         -------
   Net increase (decrease) in net assets                            5,543     12,557           2,985

NET ASSETS:
   Beginning of period                                             36,954     24,397              --
                                                                 --------    -------         -------
   End of period                                                 $ 42,497    $36,954         $ 2,985
                                                                 ========    =======         =======
CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Shares issued                                                  1,495      1,582             300
     Shares issued in lieu of cash distributions                       21         --              --
     Shares repurchased                                            (1,171)      (705)             --
                                                                 --------    -------         -------
       Total Common Share Class transactions                          345        877             300
                                                                 --------    -------         -------
   INVESTOR SHARE CLASS:
     Shares issued                                                      2          5              --
     Shares issued in lieu of cash distributions                        4          5              --
     Shares repurchased                                                (9)       (10)             --
                                                                 --------    -------         -------
       Total Investor Share Class transactions                         (3)        --              --
                                                                 --------    -------         -------
       Increase (decrease) in capital shares                          342        877             300
                                                                 ========    =======         =======


                                                                                                   LATIN
                                                                         ASIAN                    AMERICA
                                                                        TIGERS                    EQUITY
                                                                         FUND                     FUND(2)
=================================================================================================================
                                                                   1997        1996          1997       1996
=================================================================================================================
 OPERATIONS:
   Net investment income (loss)                                 $    191     $    69      $   145     $   (24)
   Net realized gain (loss) from security and
     foreign currency transactions                                (5,525)        228        1,914        (111)
   Net change in unrealized appreciation (depreciation)
     on investments and foreign currency transactions            (12,810)      3,452        2,861         417
                                                                --------     -------      -------     -------
   Net increase (decrease) in net assets resulting
     from operations                                             (18,144)      3,749        4,920         282
                                                                --------     -------      -------     -------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Common Share Class                                              (68)       (117)         (84)         --
     Investor Share Class                                             --          (1)          --          --
   Net realized gains:
     Common Share Class                                              (54)        (49)      (1,686)         --
     Investor Share Class                                             (1)         (1)          --          --
                                                                --------     -------      -------     -------
       Total dividends distributed                                  (123)       (168)      (1,770)         --
                                                                --------     -------      -------     -------
CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Proceeds from shares issued                                  31,613      13,074       24,480      11,807
     Shares issued in lieu of cash distributions                      25          --            9          --
     Cost of shares repurchased                                  (12,463)     (6,097)      (5,858)       (599)
                                                                --------     -------      -------     -------
     Increase (decrease) in net assets derived from
       Common Share Class transactions                            19,175       6,977       18,631      11,208
                                                                --------     -------      -------     -------
   INVESTOR SHARE CLASS:
     Proceeds from shares issued                                  15,971       1,535           --          --
     Shares issued in lieu of cash distributions                       1           2           --          --
     Cost of shares repurchased                                  (16,324)     (1,575)          --          --
                                                                --------     -------      -------     -------
     Increase (decrease) in net assets derived from
       Investor Share Class transactions                            (352)        (38)          --          --
                                                                --------     -------      -------     -------
     Increase (decrease) in net assets derived from
       capital share transactions                                 18,823       6,939       18,631      11,208
                                                                --------     -------      -------     -------
CONTRIBUTIONS OF CAPITAL FROM AFFILIATE:                              --          44           --          --
                                                                --------     -------      -------     -------
   Net increase (decrease) in net assets                             556      10,564       21,781      11,490

NET ASSETS:
   Beginning of period                                            34,442      23,878       11,490          --
                                                                --------     -------      -------     -------
   End of period                                                $ 34,998     $34,442      $33,271     $11,490
                                                                ========     =======      =======     =======
CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Shares issued                                                 3,045       1,147        1,841       1,182
     Shares issued in lieu of cash distributions                       3          --            1          --
     Shares repurchased                                           (1,310)       (539)        (430)        (60)
                                                                --------     -------      -------     -------
       Total Common Share Class transactions                       1,738         608        1,412       1,122
                                                                --------     -------      -------     -------
   INVESTOR SHARE CLASS:
     Shares issued                                                 1,419         138           --          --
     Shares issued in lieu of cash distributions                      --          --           --          --
     Shares repurchased                                           (1,446)       (138)          --          --
                                                                --------     -------      -------     -------
       Total Investor Share Class transactions                       (27)         --           --          --
                                                                --------     -------      -------     -------
       Increase (decrease) in capital shares                       1,711         608        1,412       1,122
                                                                ========     =======      =======     =======

(1) COMMENCED OPERATIONS ON DECEMBER 31, 1997.
(2) COMMENCED OPERATIONS ON JULY 1, 1996.



    The accompanying notes are an integral part of the financial statements. ==================================== 74 & 75 ===================================

============================================================== DECEMBER 31, 1997



FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period



                                  NET ASSET                  REALIZED        DIVIDENDS   DISTRIBUTIONS
                                    VALUE         NET     AND UNREALIZED     FROM NET        FROM            NET ASSET
                                  BEGINNING   INVESTMENT       GAINS        INVESTMENT      CAPITAL          VALUE END        TOTAL
                                  OF PERIOD     INCOME     ON SECURITIES      INCOME         GAINS           OF PERIOD       RETURN
====================================================================================================================================
TREASURY MONEY MARKET FUND
====================================================================================================================================
   COMMON SHARE CLASS
   1997                             $1.00        $0.05         $0.00          $(0.05)       $0.00              $1.00          4.97%
   1996                              1.00         0.05          0.00           (0.05)        0.00               1.00          4.80
   1995                              1.00         0.05          0.00           (0.05)        0.00               1.00          5.28
   1994                              1.00         0.04          0.00           (0.04)        0.00               1.00          3.58
   1993(1)                           1.00         0.03          0.00           (0.03)        0.00               1.00          2.56
   INVESTOR SHARE CLASS
   1997                             $1.00        $0.05         $0.00          $(0.05)       $0.00              $1.00          4.70%
   1996                              1.00         0.04          0.00           (0.04)        0.00               1.00          4.54
   1995                              1.00         0.05          0.00           (0.05)        0.00               1.00          5.02
   1994                              1.00         0.03          0.00           (0.03)        0.00               1.00          3.32
   1993(2)                           1.00         0.02          0.00           (0.02)        0.00               1.00          2.29
====================================================================================================================================
GOVERNMENT MONEY MARKET FUND
====================================================================================================================================
   COMMON SHARE CLASS
   1997                             $1.00        $0.05         $0.00          $(0.05)       $0.00              $1.00          5.33%
   1996                              1.00         0.05          0.00           (0.05)        0.00               1.00          5.08
   1995                              1.00         0.05          0.00           (0.05)        0.00               1.00          5.59
   1994                              1.00         0.04          0.00           (0.04)        0.00               1.00          3.89
   1993(1)                           1.00         0.03          0.00           (0.03)        0.00               1.00          3.00
   INVESTOR SHARE CLASS
   1997                             $1.00        $0.05         $0.00          $(0.05)       $0.00              $1.00          5.05%
   1996                              1.00         0.05          0.00           (0.05)        0.00               1.00          4.82
   1995                              1.00         0.05          0.00           (0.05)        0.00               1.00          5.33
   1994                              1.00         0.04          0.00           (0.04)        0.00               1.00          3.63
   1993(3)                           1.00         0.02          0.00           (0.02)        0.00               1.00          2.78
====================================================================================================================================
MONEY MARKET FUND
====================================================================================================================================
   COMMON SHARE CLASS
   1997                             $1.00        $0.05         $0.00          $(0.05)       $0.00              $1.00          5.41%
   1996                              1.00         0.05          0.00           (0.05)        0.00               1.00          5.13
   1995                              1.00         0.06          0.00           (0.06)        0.00               1.00          5.64
   1994                              1.00         0.04          0.00           (0.04)        0.00               1.00          3.97
   1993(1)                           1.00         0.03          0.00           (0.03)        0.00               1.00          3.01
   INVESTOR SHARE CLASS
   1997                             $1.00        $0.05         $0.00          $(0.05)       $0.00              $1.00          5.12%
   1996                              1.00         0.05          0.00           (0.05)        0.00               1.00          4.87
   1995                              1.00         0.05          0.00           (0.05)        0.00               1.00          5.38
   1994                              1.00         0.04          0.00           (0.04)        0.00               1.00          3.71
   1993(4)                           1.00         0.02          0.00           (0.02)        0.00               1.00          2.76
====================================================================================================================================



                                                                                                    INVESTMENT
                                                                RATIO OF NET   RATIO OF EXPENSES   INCOME (LOSS)
                                                   RATIO OF      INVESTMENT       TO AVERAGE        TO AVERAGE
                                 NET ASSETS        EXPENSES        INCOME         NET ASSETS        NET ASSETS
                                   END OF         TO AVERAGE     TO AVERAGE       (EXCLUDING        (EXCLUDING
                                PERIOD (000)      NET ASSETS     NET ASSETS        WAIVERS)          WAIVERS)
==================================================================================================================
TREASURY MONEY MARKET FUND
==================================================================================================================
   COMMON SHARE CLASS
   1997                           $188,761           0.33%          4.86%            0.57%             4.62%
   1996                            156,455           0.44           4.70             0.59              4.55
   1995                            110,475           0.44           5.16             0.59              5.01
   1994                            111,545           0.45           3.50             0.61              3.34
   1993(1)                         108,495           0.47           2.53             0.62              2.38
   INVESTOR SHARE CLASS
   1997                           $  6,722           0.58%          4.60%            0.88%             4.30%
   1996                             10,910           0.69           4.45             0.84              4.30
   1995                              7,931           0.69           4.89             0.84              4.74
   1994                              3,231           0.70           3.52             0.86              3.36
   1993(2)                           1,347           0.75           2.28             5.23**           (2.20)**
==================================================================================================================
GOVERNMENT MONEY MARKET FUND
==================================================================================================================
   COMMON SHARE CLASS
   1997                           $255,259           0.32%          5.21%            0.40%             5.13%
   1996                            256,392           0.44           4.96             0.44              4.96
   1995                            207,615           0.42           5.45             0.42              5.45
   1994                            157,140           0.42           3.81             0.42              3.81
   1993(1)                         159,401           0.45           2.92             0.45              2.92
   INVESTOR SHARE CLASS
   1997                           $  8,932           0.59%          4.95%            0.72%             4.82%
   1996                              5,093           0.69           4.71             0.69              4.71
   1995                              3,002           0.67           5.18             0.67              5.18
   1994                              2,739           0.67           3.62             0.67              3.62
   1993(3)                           1,814           0.72           2.69             2.37**            1.04**
==================================================================================================================
MONEY MARKET FUND
==================================================================================================================
   COMMON SHARE CLASS
   1997                           $737,736           0.32%          5.29%            0.56%             5.05%
   1996                            598,715           0.43           5.02             0.58              4.87
   1995                            475,688           0.41           5.50             0.56              5.35
   1994                            460,583           0.41           3.93             0.56              3.78
   1993(1)                         367,110           0.46           2.92             0.61              2.77
   INVESTOR SHARE CLASS
   1997                           $  1,282           0.59%          5.00%            0.85%             4.74%
   1996                              1,466           0.68           4.77             0.83              4.62
   1995                              1,358           0.66           5.22             0.81              5.07
   1994                                605           0.66           4.13             0.81              3.98
   1993(4)                             118           0.72           2.69            10.48**           (7.09)**
==================================================================================================================

1. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.
2. Commenced operations on March 25, 1993. All ratios and total returns for the period have been annualized.
3. Commenced operations on April 22, 1993. All ratios and total returns for the period have been annualized.
4. Commenced operations on March 31, 1993. All ratios and total returns for the period have been annualized.
** Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Share Class' initial year of operations.


    The accompanying notes are an integral part of the financial statements. ==================================== 76 & 77 ===================================

============================================================== DECEMBER 31, 1997




FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period




                                   NET ASSET                   REALIZED       DIVIDENDS   DISTRIBUTIONS
                                     VALUE         NET      AND UNREALIZED    FROM NET        FROM         NET ASSET
                                   BEGINNING   INVESTMENT   GAINS (LOSSES)   INVESTMENT      CAPITAL       VALUE END     TOTAL
                                   OF PERIOD     INCOME      ON SECURITIES     INCOME         GAINS        OF PERIOD    RETURN
=================================================================================================================================
TAX-EXEMPT MONEY MARKET FUND
=================================================================================================================================
   COMMON SHARE CLASS
   1997                             $ 1.00        $0.03         $ 0.00        $(0.03)        $ 0.00         $ 1.00       3.36%
   1996                               1.00         0.03           0.00         (0.03)          0.00           1.00       3.14
   1995                               1.00         0.03           0.00         (0.03)          0.00           1.00       3.49
   1994                               1.00         0.02           0.00         (0.02)          0.00           1.00       2.50
   1993(1)                            1.00         0.02           0.00         (0.02)          0.00           1.00       1.98
   INVESTOR SHARE CLASS
   1997                             $ 1.00        $0.03         $ 0.00        $(0.03)        $ 0.00         $ 1.00       3.10%
   1996                               1.00         0.03           0.00         (0.03)          0.00           1.00       2.88
   1995                               1.00         0.03           0.00         (0.03)          0.00           1.00       3.24
   1994                               1.00         0.02           0.00         (0.02)          0.00           1.00       2.24
   1993(5)                            1.00         0.01           0.00         (0.01)          0.00           1.00       1.65
=================================================================================================================================
FIXED INCOME FUND
=================================================================================================================================
   COMMON SHARE CLASS
   1997                             $10.06        $0.60         $ 0.30        $(0.60)        $(0.01)        $10.35       9.22%
   1996                              10.32         0.59          (0.26)        (0.59)          0.00          10.06       3.42
   1995                               9.30         0.59           1.02         (0.59)          0.00          10.32      17.75
   1994                              10.23         0.54          (0.93)        (0.54)          0.00           9.30      (3.82)
   1993(1)                           10.00         0.47           0.50         (0.47)         (0.27)         10.23       9.92
   INVESTOR SHARE CLASS
   1997                             $10.09        $0.59         $ 0.29        $(0.58)        $(0.01)        $10.38       8.92%
   1996                              10.35         0.57          (0.26)        (0.57)          0.00          10.09       3.24*
   1995                               9.32         0.55           1.04         (0.56)          0.00          10.35      17.40*
   1994                              10.24         0.50          (0.90)        (0.52)          0.00           9.32      (3.97)*
   1993(6)                           10.30         0.35           0.23         (0.37)         (0.27)         10.24       7.44*
=================================================================================================================================
INTERMEDIATE GOVERNMENT FIXED INCOME FUND
=================================================================================================================================
   COMMON SHARE CLASS
   1997                             $ 9.85        $0.56         $ 0.19        $(0.56)        $ 0.00         $10.04       7.93%
   1996                              10.06         0.54          (0.21)        (0.54)          0.00           9.85       3.51
   1995                               9.33         0.54           0.73         (0.54)          0.00          10.06      13.86
   1994                              10.08         0.47          (0.75)        (0.47)          0.00           9.33      (2.78)
   1993(1)                           10.00         0.41           0.18         (0.41)         (0.10)         10.08       6.04
   INVESTOR SHARE CLASS
   1997                             $ 9.85        $0.57         $ 0.16        $(0.54)        $ 0.00         $10.04       7.66%
   1996                              10.05         0.49          (0.18)        (0.51)          0.00           9.85       3.30*
   1995                               9.32         0.49           0.76         (0.52)          0.00          10.05      13.59*
   1994                              10.07         0.43          (0.73)        (0.45)          0.00           9.32      (3.03)*
   1993(7)                           10.21         0.28          (0.02)        (0.30)         (0.10)         10.07       3.42*
=================================================================================================================================




                                                                                                   RATIO OF NET
                                                                                                    INVESTMENT
                                                                 RATIO OF NET  RATIO OF EXPENSES   INCOME (LOSS)
                                                    RATIO OF      INVESTMENT      TO AVERAGE        TO AVERAGE
                                     NET ASSETS     EXPENSES        INCOME        NET ASSETS        NET ASSETS      PORTFOLIO
                                       END OF      TO AVERAGE     TO AVERAGE      (EXCLUDING        (EXCLUDING      TURNOVER
                                    PERIOD (000)   NET ASSETS     NET ASSETS       WAIVERS)          WAIVERS)         RATE
===============================================================================================================================
TAX-EXEMPT MONEY MARKET FUND
===============================================================================================================================
   COMMON SHARE CLASS
   1997                               $250,260         0.33%        3.32%            0.57%             3.08%           N/A
   1996                                187,629         0.40         3.10             0.56              2.94            N/A
   1995                                167,945         0.41         3.44             0.56              3.29            N/A
   1994                                161,054         0.43         2.52             0.59              2.36            N/A
   1993(1)                             116,000         0.45         1.97             0.60              1.82            N/A
   INVESTOR SHARE CLASS
   1997                               $  2,978         0.58%        3.07%            0.89%             2.76%           N/A
   1996                                  2,807         0.65         2.85             0.81              2.69            N/A
   1995                                  3,244         0.66         3.19             0.81              3.04            N/A
   1994                                  4,204         0.68         2.31             0.84              2.15            N/A
   1993(5)                               1,394         0.74         1.81             4.88**           (2.33)**         N/A
===============================================================================================================================
FIXED INCOME FUND
===============================================================================================================================
   COMMON SHARE CLASS
   1997                               $141,148         0.71%        5.95%            0.81%             5.85%           233%
   1996                                123,930         0.73         5.92             0.83              5.82            194
   1995                                125,563         0.74         5.97             0.84              5.87             59
   1994                                 92,402         0.72         5.45             0.82              5.35            126
   1993(1)                             131,002         0.77         4.60             0.87              4.50            163
   INVESTOR SHARE CLASS
   1997                               $    428         0.96%        5.71%            1.12%             5.55%           233%
   1996                                    459         0.98         5.65             1.08              5.55            194
   1995                                    646         0.99         5.72             1.09              5.62             59
   1994                                    442         0.98         5.38             1.08              5.28            126
   1993(6)                                  86         1.06         4.08            42.44**          (37.30)**         163
===============================================================================================================================
INTERMEDIATE GOVERNMENT FIXED INCOME FUND
===============================================================================================================================
   COMMON SHARE CLASS
   1997                               $ 51,934         0.71%        5.69%            0.81%             5.59%           283%
   1996                                 56,895         0.74         5.38             0.84              5.28            179
   1995                                 73,466         0.73         5.48             0.83              5.38            115
   1994                                 91,002         0.74         4.88             0.84              4.78            124
   1993(1)                             104,826         0.76         4.15             0.86              4.05             81
   INVESTOR SHARE CLASS
   1997                               $    104         0.96%        5.44%            1.10%             5.30%           283%
   1996                                    251         0.99         4.87             1.09              4.77            179
   1995                                  2,946         0.98         5.18             1.08              5.08            115
   1994                                  1,133         1.02         5.05             1.12              4.95            124
   1993(7)                                  46         1.04         3.85            77.08**          (72.19)**          81
===============================================================================================================================

1. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.
5. Commenced operations on April 13, 1993. All ratios and total returns for the period have been annualized.
6. Commenced operations on March 12, 1993. All ratios and total returns for the period have been annualized.
7. Commenced operations on April 12, 1993. All ratios and total returns for the period have been annualized.
*  Sales load is not included in total return.
** Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Share Class' initial year of operations.


    The accompanying notes are an integral part of the financial statements. =================================== 78 & 79 ====================================

============================================================== DECEMBER 31, 1997



FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period



                                    NET ASSET                      REALIZED      DIVIDENDS   DISTRIBUTIONS
                                      VALUE           NET       AND UNREALIZED   FROM NET        FROM          NET ASSET
                                    BEGINNING     INVESTMENT    GAINS (LOSSES)  INVESTMENT      CAPITAL        VALUE END     TOTAL
                                    OF PERIOD    INCOME (LOSS)   ON SECURITIES    INCOME         GAINS         OF PERIOD    RETURN
====================================================================================================================================
TAX-EXEMPT FIXED INCOME FUND
====================================================================================================================================
   COMMON SHARE CLASS
   1997                              $ 9.99          $0.49         $ 0.42         $(0.49)       $ 0.00           $10.41      9.36%
   1996                               10.20           0.50          (0.21)         (0.50)         0.00             9.99      2.96
   1995                                9.26           0.48           0.94          (0.48)         0.00            10.20     15.67
   1994                               10.23           0.44          (0.94)         (0.44)        (0.03)            9.26     (4.93)
   1993(1)                            10.00           0.42           0.42          (0.42)        (0.19)           10.23      8.64
   INVESTOR SHARE CLASS
   1997                              $ 9.97          $0.47         $ 0.41         $(0.46)       $ 0.00           $10.39      9.11%
   1996                               10.18           0.43          (0.17)         (0.47)         0.00             9.97      2.70*
   1995                                9.24           0.43           0.97          (0.46)         0.00            10.18     15.43*
   1994                               10.22           0.40          (0.93)         (0.42)        (0.03)            9.24     (5.27)*
   1993(8)                            10.29           0.32           0.14          (0.34)        (0.19)           10.22      5.73*
====================================================================================================================================
INTERNATIONAL FIXED INCOME FUND
====================================================================================================================================
   COMMON SHARE CLASS
   1997                              $10.24          $0.43         $(1.03)       $  0.00        $ 0.00           $ 9.64     (5.86)%
   1996                               10.58           0.48          (0.18)         (0.64)         0.00            10.24      2.82
   1995                                9.54           0.62           1.38          (0.96)         0.00            10.58     20.99
   1994                               10.43           0.56          (0.72)         (0.55)        (0.18)            9.54     (1.47)
   1993(9)                            10.00           0.54           0.94          (0.64)        (0.41)           10.43     16.33
   INVESTOR SHARE CLASS
   1997                              $10.23          $0.49         $(1.12)       $  0.00        $ 0.00           $ 9.60     (6.16)%
   1996                               10.56           0.54          (0.27)         (0.60)         0.00            10.23      2.62*
   1995                                9.53           0.52           1.45          (0.94)         0.00            10.56     20.68*
   1994                               10.42           0.46          (0.64)         (0.53)        (0.18)            9.53     (1.71)*
   1993(10)                           10.88           0.40           0.12          (0.57)        (0.41)           10.42      6.61*
====================================================================================================================================
BALANCED FUND
====================================================================================================================================
   COMMON SHARE CLASS
   1997                              $10.98          $0.32         $ 2.06         $(0.32)       $(0.31)          $12.73     22.10%
   1996                               10.75           0.35           1.02          (0.35)        (0.79)           10.98     13.15
   1995                                9.53           0.39           1.65          (0.39)        (0.43)           10.75     21.85
   1994                               10.04           0.30          (0.50)         (0.30)        (0.01)            9.53     (2.11)
   1993(1)                            10.00           0.29           0.39          (0.29)        (0.35)           10.04      7.09
   INVESTOR SHARE CLASS
   1997                              $10.98          $0.30         $ 2.06         $(0.30)       $(0.31)          $12.73     21.80%
   1996                               10.75           0.30           1.04          (0.32)        (0.79)           10.98     12.86*
   1995                                9.53           0.34           1.67          (0.36)        (0.43)           10.75     21.52*
   1994                               10.03           0.27          (0.49)         (0.27)        (0.01)            9.53     (2.29)*
   1993(11)                           10.28           0.20           0.12          (0.22)        (0.35)           10.03      4.07*
====================================================================================================================================



                                                                                              RATIO OF NET
                                                                                               INVESTMENT
                                                             RATIO OF NET  RATIO OF EXPENSES  INCOME (LOSS)
                                                 RATIO OF     INVESTMENT      TO AVERAGE       TO AVERAGE
                                   NET ASSETS    EXPENSES       INCOME        NET ASSETS       NET ASSETS    PORTFOLIO    AVERAGE
                                     END OF     TO AVERAGE    TO AVERAGE      (EXCLUDING       (EXCLUDING    TURNOVER   COMMISSION
                                  PERIOD (000)  NET ASSETS    NET ASSETS       WAIVERS)         WAIVERS)       RATE        RATE+
==================================================================================================================================
TAX-EXEMPT FIXED INCOME FUND
==================================================================================================================================
   COMMON SHARE CLASS
   1997                              $40,441       0.73%         4.84%           0.84%            4.73%          54%        N/A
   1996                               39,756       0.73          4.95            0.85             4.83           98         N/A
   1995                               50,079       0.75          4.84            0.87             4.72          129         N/A
   1994                               53,588       0.71          4.54            0.84             4.41          146         N/A
   1993(1)                            67,162       0.75          4.17            0.85             4.07          149         N/A
   INVESTOR SHARE CLASS
   1997                              $   537       0.98%         4.59%           1.14%            4.43%          54%        N/A
   1996                                  680       0.98          4.70            1.10             4.58           98         N/A
   1995                                1,131       1.00          4.59            1.12             4.47          129         N/A
   1994                                1,059       0.97          4.35            1.10             4.22          146         N/A
   1993(8)                               428       1.05          3.88           11.86**          (6.93)**       149         N/A
==================================================================================================================================
INTERNATIONAL FIXED INCOME FUND
==================================================================================================================================
   COMMON SHARE CLASS
   1997                              $15,574       1.22%         4.08%           1.22%            4.08%          52%        N/A
   1996                               17,561       1.11          4.66            1.11             4.66           85         N/A
   1995                               17,433       1.10          5.86            1.16             5.80          105         N/A
   1994                               15,021       1.16          5.09            1.22             5.03          138         N/A
   1993(9)                            16,488       1.21          5.95            1.21             5.95          146         N/A
   INVESTOR SHARE CLASS
   1997                              $    68       1.47%         3.83%           1.51%            3.78%          52%        N/A
   1996                                  112       1.36          4.43            1.36             4.43           85         N/A
   1995                                  125       1.35          5.57            1.41             5.51          105         N/A
   1994                                   87       1.41          5.03            7.54            (1.10)         138         N/A
   1993(10)                               17       1.56          5.85          319.45**        (312.04)**       146         N/A
==================================================================================================================================
BALANCED FUND
==================================================================================================================================
   COMMON SHARE CLASS
   1997                              $68,523       0.93%         2.68%           0.93%            2.68%         111%      $0.0450
   1996                               54,546       0.94          3.14            0.94             3.14          104        0.0496
   1995                               49,899       0.92          3.74            0.92             3.74           85         N/A
   1994                               72,086       0.94          3.11            0.94             3.11           85         N/A
   1993(1)                            58,510       0.97          2.88            0.97             2.88          126         N/A
   INVESTOR SHARE CLASS
   1997                              $ 4,157       1.18%         2.43%           1.24%            2.37%         111%      $0.0450
   1996                                3,710       1.19          2.89            1.19             2.89          104        0.0496
   1995                                3,949       1.22          3.36            1.22             3.36           85         N/A
   1994                                2,894       1.24          2.86            1.34             2.76           85         N/A
   1993(11)                            1,265       1.30          2.30            5.06**          (1.46)**       126         N/A
==================================================================================================================================

 1. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.
 8. Commenced operations on March 9, 1993. All ratios and total returns for the period have been annualized.
 9. Commenced operations on February 7, 1993. All ratios and total returns for the period have been annualized.
10. Commenced operations on April 26, 1993. All ratios and total returns for the period have been annualized.
11. Commenced operations on March 9, 1993. All ratios and total returns for the period have been annualized.
*   Sales load is not included in total return.
**  Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Share Class' initial year of operations.
+   Average commission rate paid per share for security purchases and sales during the period.
    Presentation of the rate is required for fiscal years beginning after 09/01/95.


    The accompanying notes are an integral part of the financial statements. ==================================== 80 & 81 ===================================

============================================================== DECEMBER 31, 1997




FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period




                            NET ASSET      NET       REALIZED      DIVIDENDS DISTRIBUTIONS
                              VALUE    INVESTMENT AND UNREALIZED   FROM NET      FROM      CONTRIBUTION  NET ASSET
                            BEGINNING    INCOME   GAINS (LOSSES)  INVESTMENT    CAPITAL         OF       VALUE END     TOTAL
                            OF PERIOD    (LOSS)    ON SECURITIES    INCOME       GAINS        CAPITAL    OF PERIOD    RETURN
===============================================================================================================================
VALUE FUND
===============================================================================================================================
   COMMON SHARE CLASS
   1997                      $13.24      $ 0.24      $ 3.75        $(0.24)      $(0.48)       $0.00       $16.51      30.49%
   1996                       12.26        0.29        2.18         (0.29)       (1.20)        0.00        13.24      20.43
   1995                        9.79        0.34        2.74         (0.35)       (0.26)        0.00        12.26      32.02
   1994                       10.30        0.35       (0.35)        (0.34)       (0.17)        0.00         9.79       0.00
   1993(1)                    10.00        0.28        0.38         (0.28)       (0.08)        0.00        10.30       6.73
   INVESTOR SHARE CLASS
   1997                      $13.26      $ 0.20      $ 3.76        $(0.20)      $(0.48)       $0.00       $16.54      30.20%
   1996                       12.28        0.25        2.18         (0.25)       (1.20)        0.00        13.26      20.09*
   1995                        9.80        0.32        2.74         (0.32)       (0.26)        0.00        12.28      31.72*
   1994                       10.30        0.31       (0.33)        (0.31)       (0.17)        0.00         9.80      (0.21)*
   1993(12)                   10.41        0.21       (0.03)        (0.21)       (0.08)        0.00        10.30       1.95*
===============================================================================================================================
GROWTH FUND
===============================================================================================================================
   COMMON SHARE CLASS
   1997                      $13.06      $ 0.12      $ 2.97        $(0.12)      $(1.46)       $0.00       $14.57      23.98%
   1996                       11.61        0.17        2.31         (0.17)       (0.86)        0.00        13.06      21.69
   1995                        9.73        0.16        2.88         (0.16)       (1.00)        0.00        11.61      31.60
   1994                       10.21        0.16       (0.36)        (0.16)       (0.12)        0.00         9.73      (2.05)
   1993(1)                    10.00        0.17        0.33         (0.17)       (0.12)        0.00        10.21       5.07
   INVESTOR SHARE CLASS
   1997                      $13.09      $ 0.08      $ 2.97        $(0.08)      $(1.46)       $0.00       $14.60      23.65%
   1996                       11.62        0.14        2.33         (0.14)       (0.86)        0.00        13.09      21.41*
   1995                        9.74        0.12        2.89         (0.13)       (1.00)        0.00        11.62      31.29*
   1994                       10.23        0.13       (0.37)        (0.13)       (0.12)        0.00         9.74      (2.42)*
   1993(13)                   10.44        0.10       (0.08)        (0.11)       (0.12)        0.00        10.23      (0.23)*
===============================================================================================================================
INTERNATIONAL EQUITY FUND
===============================================================================================================================
   COMMON SHARE CLASS
   1997                      $15.83       $0.04      $ 0.68        $(0.08)      $(1.09)       $0.00       $15.38       4.56%
   1996                       14.56        0.06        1.37         (0.04)       (0.15)        0.03        15.83      10.09(A)
   1995                       13.00        0.07        1.75         (0.06)       (0.20)        0.00        14.56      14.03
   1994                       12.59        0.02        0.40          0.00        (0.01)        0.00        13.00       3.32
   1993(1)                    10.00        0.00        2.63          0.00        (0.04)        0.00        12.59      26.55
   INVESTOR SHARE CLASS
   1997                      $15.79       $0.01      $ 0.66        $(0.03)      $(1.09)       $0.00       $15.34       4.28%
   1996                       14.52        0.04        1.35          0.00        (0.15)        0.03        15.79       9.85*(A)
   1995                       12.96        0.05        1.73         (0.02)       (0.20)        0.00        14.52      13.79*
   1994                       12.58        0.02        0.37          0.00        (0.01)        0.00        12.96       3.08*
   1993(14)                   10.93       (0.01)       1.70          0.00        (0.04)        0.00        12.58      23.52*
===============================================================================================================================



                                                                                     RATIO OF NET
                                                                           RATIO OF   INVESTMENT
                                                           RATIO OF        EXPENSES  INCOME (LOSS)
                                            RATIO OF    NET INVESTMENT    TO AVERAGE  TO AVERAGE
                             NET ASSETS     EXPENSES     INCOME (LOSS)    NET ASSETS  NET ASSETS   PORTFOLIO   AVERAGE
                               END OF      TO AVERAGE     TO AVERAGE      (EXCLUDING  (EXCLUDING   TURNOVER  COMMISSION
                            PERIOD (000)   NET ASSETS     NET ASSETS       WAIVERS)    WAIVERS)      RATE       RATE+
========================================================================================================================
VALUE FUND
========================================================================================================================
   COMMON SHARE CLASS
   1997                       $220,618        1.01%          1.57%           1.01%       1.57%        79%     $0.0408
   1996                        164,710        1.03           2.19            1.03        2.19         58       0.0493
   1995                        131,243        1.05           3.07            1.05        3.07         37         N/A
   1994                         61,557        1.06           3.45            1.06        3.45         38         N/A
   1993(1)                      54,340        1.10           2.85            1.10        2.85         40         N/A
   INVESTOR SHARE CLASS
   1997                       $  1,965        1.26%          1.32%           1.32%       1.26%        79%     $0.0408
   1996                          1,672        1.28           1.94            1.28        1.94         58       0.0493
   1995                          1,497        1.33           2.79            1.33        2.79         37         N/A
   1994                            731        1.37           3.13            1.37        3.13         38         N/A
   1993(12)                        435        1.48           2.51            8.99**     (5.00)**      40         N/A
========================================================================================================================
GROWTH FUND
========================================================================================================================
   COMMON SHARE CLASS
   1997                       $132,649        1.02%          0.79%           1.02%       0.79%        62%     $0.0600
   1996                         95,215        1.02           1.36            1.02        1.36         58       0.0600
   1995                         78,216        1.02           1.37            1.02        1.37         71         N/A
   1994                         82,710        1.02           1.58            1.03        1.57         68         N/A
   1993(1)                      98,581        1.06           1.70            1.07        1.69         82         N/A
   INVESTOR SHARE CLASS
   1997                       $  3,485        1.27%          0.54%           1.33%       0.48%        62%     $0.0600
   1996                          3,031        1.27           1.11            1.27        1.11         58       0.0600
   1995                          2,681        1.31           1.10            1.31        1.10         71         N/A
   1994                          1,530        1.33           1.30            1.33        1.30         68         N/A
   1993(13)                        840        1.43           1.24            6.55**     (3.88)**      82         N/A
========================================================================================================================
INTERNATIONAL EQUITY FUND
========================================================================================================================
   COMMON SHARE CLASS
   1997                       $ 85,440        1.35%          0.23%           1.35%       0.23%        17%      $0.0438
   1996                         96,442        1.36           0.44            1.36        0.44          9        0.0561
   1995                         77,519        1.38           0.70            1.38        0.70         11         N/A
   1994                         41,324        1.43           0.21            1.46        0.18          6         N/A
   1993(1)                      23,457        1.64           0.03            1.64        0.03         13         N/A
   INVESTOR SHARE CLASS
   1997                       $  1,245        1.60%         (0.05)%          1.65%      (0.10)%       17%      $0.0438
   1996                          1,608        1.61           0.20            1.61        0.20          9        0.0561
   1995                          1,686        1.68           0.42            1.68        0.42         11         N/A
   1994                          1,179        1.73           0.03            2.22       (0.46)         6         N/A
   1993(14)                        321        1.92          (0.38)          20.12**    (18.58)**      13         N/A
========================================================================================================================

 1. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.
12. Commenced operations on March 26, 1993. All ratios and total returns for the period have been annualized.
13. Commenced operations on March 8, 1993. All ratios and total returns for the period have been annualized.
14. Commenced operations on April 12, 1993. All ratios and total returns for the period have been annualized.
 *  Sales load is not included in total return.
**  Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Share Class' initial year of operations.
 +  Average commission rate paid per share for security purchases and sales during the period.
    Presentation of the rate is required for fiscal years beginning after 09/01/95.
(A) The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor. Without the capital contribution, the total return for the Trust Class and Investor Class would have been 14.36% and 14.02%, respectively.


    The accompanying notes are an integral part of the financial statements. ==================================== 82 & 83 ===================================

============================================================== DECEMBER 31, 1997



FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period



                             NET ASSET      NET       REALIZED      DIVIDENDS DISTRIBUTIONS
                               VALUE    INVESTMENT AND UNREALIZED   FROM NET      FROM     CONTRIBUTION   NET ASSET
                             BEGINNING    INCOME   GAINS (LOSSES)  INVESTMENT    CAPITAL        OF        VALUE END     TOTAL
                             OF PERIOD    (LOSS)    ON SECURITIES    INCOME       GAINS       CAPITAL     OF PERIOD    RETURN
================================================================================================================================
 SMALL CAP FUND
================================================================================================================================
   COMMON SHARE CLASS
   1997                       $13.03      $(0.09)     $ 2.07         $ 0.00      $(1.63)       $0.00        $13.38      15.89%
   1996                        12.46       (0.03)       2.38           0.00       (1.78)        0.00         13.03      19.42
   1995                         9.57        0.02        3.05          (0.02)      (0.16)        0.00         12.46      32.13
   1994                        10.24        0.03       (0.67)         (0.03)       0.00         0.00          9.57      (6.27)
   1993(1)                     10.00        0.04        0.24          (0.04)       0.00         0.00         10.24       2.82
   INVESTOR SHARE CLASS
   1997                       $13.00      $(0.13)     $ 2.05         $ 0.00      $(1.63)       $0.00        $13.29      15.45%
   1996                        12.46       (0.07)       2.39           0.00       (1.78)        0.00         13.00      19.18*
   1995                         9.58       (0.01)       3.05           0.00       (0.16)        0.00         12.46      31.73*
   1994                        10.25        0.00       (0.67)          0.00        0.00         0.00          9.58      (6.54)*
   1993(15)                     9.51        0.00        0.75          (0.01)       0.00         0.00         10.25      10.55*
================================================================================================================================
 REAL ESTATE FUND
================================================================================================================================
   COMMON SHARE CLASS
   1997(16)                   $10.00      $ 0.00      $(0.05)        $ 0.00      $ 0.00        $0.00        $ 9.95       0.00%
================================================================================================================================
 ASIAN TIGERS FUND
================================================================================================================================
   COMMON SHARE CLASS
   1997                       $11.91      $ 0.04      $(4.32)        $(0.02)     $(0.01)       $0.00        $ 7.60     (35.98)%
   1996                        10.45        0.02        1.48          (0.04)      (0.02)        0.02         11.91      14.55(B)
   1995                         9.47        0.12        0.98          (0.12)       0.00         0.00         10.45      11.61
   1994(17)                    10.00        0.03       (0.53)         (0.02)      (0.01)        0.00          9.47      (5.07)
   INVESTOR SHARE CLASS
   1997                       $11.89      $ 0.05      $(4.36)        $ 0.00      $(0.01)       $0.00        $ 7.57     (36.25)%
   1996                        10.44       (0.02)       1.48          (0.01)      (0.02)        0.02         11.89      14.21*(B)
   1995                         9.47        0.11        0.95          (0.09)       0.00         0.00         10.44      11.18*
   1994(18)                    10.00        0.01       (0.53)          0.00       (0.01)        0.00          9.47      (5.37)*
================================================================================================================================
 LATIN AMERICA EQUITY FUND
================================================================================================================================
   COMMON SHARE CLASS
   1997                       $10.24       $0.05      $ 3.54         $(0.03)     $(0.67)       $0.00        $13.13      35.50%
   1996(19)                    10.00       (0.02)       0.26           0.00        0.00         0.00         10.24       2.40
================================================================================================================================



                                                                                      RATIO OF NET
                                                                          RATIO OF     INVESTMENT
                                                        RATIO OF NET      EXPENSES    INCOME (LOSS)
                                            RATIO OF     INVESTMENT      TO AVERAGE    TO AVERAGE
                             NET ASSETS     EXPENSES    INCOME (LOSS)    NET ASSETS    NET ASSETS   PORTFOLIO    AVERAGE
                               END OF      TO AVERAGE    TO AVERAGE      (EXCLUDING    (EXCLUDING   TURNOVER    COMMISSION
                            PERIOD (000)   NET ASSETS    NET ASSETS       WAIVERS)      WAIVERS)      RATE         RATE+
=============================================================================================================================
 SMALL CAP FUND
=============================================================================================================================
   COMMON SHARE CLASS
   1997                        $41,945        1.04%       (0.72)%          1.04%        (0.72)%        170%       $0.0597
   1996                         36,375        1.05        (0.27)           1.05         (0.27)         158         0.0599
   1995                         23,844        1.10         0.18            1.10          0.18          142           N/A
   1994                         31,527        1.06         0.27            1.06          0.27           43           N/A
   1993(1)                      53,357        1.09         0.40            1.10          0.39           27           N/A
   INVESTOR SHARE CLASS
   1997                        $   552        1.29%       (0.97)%          1.35%        (1.03)%        170%       $0.0597
   1996                            579        1.30        (0.52)           1.30         (0.52)         158         0.0599
   1995                            553        1.39        (0.08)           1.39         (0.08)         142           N/A
   1994                            294        1.38         0.02            1.38          0.02           43           N/A
   1993(15)                        124        1.57        (0.10)          33.84**      (32.37)**        27           N/A
=============================================================================================================================
 REAL ESTATE FUND
=============================================================================================================================
   COMMON SHARE CLASS
   1997(16)                    $ 2,985        1.31%       (1.31)%          1.61%        (1.61)%          0%       $0.0500
=============================================================================================================================
 ASIAN TIGERS FUND
=============================================================================================================================
   COMMON SHARE CLASS
   1997                        $34,664        1.60%        0.50%           1.60%         0.50%          42%       $0.0076
   1996                         33,602        1.54         0.23            1.54          0.23           24         0.0106
   1995                         23,145        1.52         1.38            1.60          1.30           28           N/A
   1994(17)                     17,860        1.60         0.45            1.71          0.34           13           N/A
   INVESTOR SHARE CLASS
   1997                        $   334        1.85%        0.30%           1.89%         0.26%          42%       $0.0076
   1996                            840        1.79        (0.15)           1.79         (0.15)          24         0.0106
   1995                            733        1.81         1.05            1.88          0.98           28           N/A
   1994(18)                        705        1.90         0.15            2.75**       (0.70)**        13           N/A
=============================================================================================================================
 LATIN AMERICA EQUITY FUND
=============================================================================================================================
   COMMON SHARE CLASS
   1997                        $33,271        1.50%        0.56%           1.50%         0.56%          45%       $0.0006
   1996(19)                     11,490        2.09        (0.55)           2.09         (0.55)          10         0.0004
=============================================================================================================================

 1. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.
15. Commenced operations on April 12, 1993. All ratios and total returns for the period have been annualized.
16. Commenced operations December 31, 1997. All ratios except total return for the period have been annualized.
17. Commenced operations on January 3, 1994. All ratios and total returns for the period have been annualized.
18. Commenced operations on January 12, 1994. All ratios and total returns for the period have been annualized.
19. Commenced operations on July 1, 1996. All ratios and total returns for the period have been annualized.
*   Sales load is not included in total return.
**  Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Share Class' initial year of operations.
+   Average commission rate paid per share for security purchases and sales during the period.
    Presentation of the rate is required for fiscal years beginning after 09/01/95.
(B) The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor.  Without the capital contribution, the total return for the Trust Class and Investor Class would have been 14.36% and 14.02%, respectively.




    The accompanying notes are an integral part of the financial statements. ==================================== 84 & 85 ===================================

================================================================================



NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Rembrandt Funds(R) (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated September 17, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 18 funds: Treasury Money Market Fund, Government Money Market Fund, Money Market Fund, Tax-Exempt Money Market Fund (collectively "the Money Market Funds"), Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund (formerly "Global Fixed Income Fund"), Balanced Fund, Limited Volatility Fixed Income Fund (collectively "the Fixed Income Funds"), Value Fund, Growth Fund, International Equity Fund, Small Cap Fund, Real Estate Fund, TransEurope Fund, Asian Tigers Fund and Latin America Equity Fund (collectively "the Equity Funds"). The Limited Volatility Fixed Income Fund and TransEurope Fund had not yet commenced operations as of December 31, 1997. The Fund's prospectus provides a description of each Fund's investment objectives, policies and strategies. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Trust is registered to offer two classes of shares:
Common Share Class, previously the Trust Class, and Investor Share Class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.
     SECURITY VALUATION--Investments in equity securities that are traded on a national securities exchange (or reported on NASDAQ national market system) are stated at the last quoted sales price, if readily available for such equity securities, on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with 60 days or less until maturity may be valued at their amortized cost. Foreign securities are valued based upon quotations from the primary market in which they are traded.
     Investment securities held by the Money Market Funds are stated at amortized cost which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.
     FEDERAL INCOME TAXES--It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes are required in the accompanying financial statements.
     SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods. Purchase discounts and premiums on securities held by the Equity and Fixed Income Funds are accreted and amortized to maturity using the interest method, which approximates the effective interest method.

86 =============================================================================

============================================================== DECEMBER 31, 1997



     REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.
     NET ASSET VALUE PER SHARE--The net asset value per share of each Fund or class of shares is calculated each business day. In general, it is computed by dividing the assets of each Fund or class of shares less its liabilities, by the number of outstanding shares of the Fund or class.
     FOREIGN CURRENCY TRANSACTIONS--With respect to the International Fixed Income Fund, Asian Tigers Fund, International Equity Fund and Latin America Equity Fund (the "International Funds"), the books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
    (I) market value of investment securities, assets and liabilities at the current rate of exchange; and
   (II) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
     For foreign equity securities, the International Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.
     The International Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations for Federal income tax purposes.
     The International Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.
     FORWARD FOREIGN CURRENCY CONTRACTS--The International Fixed Income Fund enters into forward foreign currency contracts as hedges against fund positions. The aggregate principal amounts of the contracts are not recorded as the Fund intends to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are settled. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes. There were no open forward currency contracts at December 31, 1997.
     MATURITY DATES--Certain variable rate and floating rate securities of the Funds are subject to "maturity shortening" devices such as put or demand features. Under Rule 2a-7 of the Investment Company Act of 1940, as amended, these securities are deemed to have maturities shorter than the ultimate maturity dates. Accordingly, the maturity dates reflected in the Statements of Net Assets are the shorter of the effective put/demand date or the ultimate maturity date.
     CLASSES--Class-specific expenses are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.
     EXPENSES--Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Fund are prorated to the Funds on the basis of relative net assets.


============================================================================= 87

================================================================================



NOTES TO FINANCIAL STATEMENTS

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
     OTHER--Distributions from net investment income for the Equity and Fixed Income Funds are paid to shareholders on a periodic basis. Distributions from net investment income for the Money Market Funds are distributed to shareholders daily. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.
     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, that may differ from those amounts recorded under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.
     On the Statement of Net Assets the following adjustments were made (000):

                  ACCUMULATED     UNDISTRIBUTED
                  NET REALIZED    NET INVESTMENT
                  GAIN (LOSS)        INCOME       PAID-IN-CAPITAL
                 --------------   --------------  ---------------
Government
   Money Market     $ (32)            $ 32             $ --
International
   Fixed Income        --               33              (33)
Growth               (131)             131               --
Small Cap            (369)             369               --
Asian Tigers          (17)              17               --


3. ADMINISTRATION AND DISTRIBUTION AGREEMENTS

The Trust and SEI Investments-Fund Resources (the "Administrator") have entered into an administration agreement. Under the terms of the Administration Agreement (the "Administration Agreement"), the Administrator is entitled to a fee calculated daily and paid monthly at an annual rate of .15% of the average daily net assets of each Fund. Effective December 1998, the Administrator ceased its voluntary fee waiver for the Trust's money market funds. After February 27, 1998, First Data Investor Services Group will serve as the Administrator to the Trust.
     The Trust and Rembrandt Financial Services Company (the "Distributor"), a wholly owned subsidiary of SEI Investments Distribution Co., have entered into a distribution agreement. The Distributor receives no fees for its distribution services under this agreement for the Common Share Class of any Fund. The Distributor is paid a fee of .25% of the average daily net assets of the Investor Share Class of each Fund.
     In addition, the Trust has a shareholder servicing plan with respect to Investor Shares. The Distributor is paid a fee of .25% of the average daily net assets of the Investor Class Shares of each Fund for its efforts in maintaining client accounts, arranging bank wires, responding to client inquiries concerning services provided on investment and assisting clients in purchase, redemption and exchange transactions and changing their dividend options, account designations and addresses.
     Effective October 10, 1997, the Trust ceased its sales load on the Investor Share Class.

88 =============================================================================

============================================================== DECEMBER 31, 1997

4. ORGANIZATIONAL COSTS AND TRANSACTIONS WITH
AFFILIATES

Organizational costs have been capitalized by the Funds and are being amortized over 60 months, commencing with operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. These costs include legal fees of approximately $53,000 for organizational work performed by a law firm of which two officers of the Trust are partners.
     Certain officers of the Trust are also officers of the Administrator and/or Distributor. Such officers are paid no fees by the Trust for serving in their roles as officers of the Trust.

5. INVESTMENT ADVISORY AGREEMENT

The Trust has entered into an investment advisory agreement with ABN AMRO Asset Management, (USA) Inc., formerly LaSalle Street Capital Management, Ltd., (the "Advisor") under which the Advisor is entitled to an annual fee equal to .60% of the average daily net assets of each of the Fixed Income, Intermediate Government Fixed Income, Limited Volatility Fixed Income and Tax-Exempt Fixed Income Funds; .80% of the average daily net assets of the International Fixed Income, Value, Growth, and Small Cap Funds; 1.00% of the average daily net assets of the Real Estate, International Equity, TransEurope, Latin America Equity and Asian Tigers Funds; .70% of the average daily net assets of the Balanced Fund; .35% of the average daily net assets of the Treasury Money Market, Money Market,and Tax-Exempt Money Market Funds, and .20% of the average daily net assets of the Government Money Market Fund. The Advisor has voluntarily agreed for an indefinite period of time, to waive a portion of its fee in an amount equal to .10% of the average daily net assets of each of the Fixed Income Funds, except the International Fixed Income Fund. The Advisor has also voluntarily agreed for an indefinite period of time, to waive a portion of its fee in an amount equal to .15% of the average daily net assets of each of the Money Market Funds, except the Government Money Market Fund.
     ABN AMRO-NSM International Funds Management B.V. has entered into a sub-advisory agreement with the Advisor and serves as Sub-Advisor to the International Funds. Sub-Advisory fees are paid by the Advisor.

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities including U.S. Government securities, other than temporary cash investments, during the year ended December 31, 1997 were as follows:

                                    PURCHASES   SALES
                                      (000)     (000)
                                   ---------- ----------
Fixed Income                        $307,669   $294,461
Intermediate Government
   Fixed Income                      144,541    150,196
Tax-Exempt Fixed Income               20,998     21,358
International Fixed Income             9,118      7,351
Balanced                              71,586     69,999
Value                                164,618    154,410
Growth                                82,467     71,043
International Equity                  16,454     33,626
Small Cap                             65,959     66,211
Real Estate                            2,762         --
Asian Tigers                          15,168     30,398
Latin America Equity                  27,851     10,677


============================================================================= 89

================================================================================



NOTES TO FINANCIAL STATEMENTS

     At December 31, 1997, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on investments at December 31, 1997, for each Fixed Income and Equity Fund is as follows:

                                                      NET
                                                  UNREALIZED
                       APPRECIATED  DEPRECIATED  APPRECIATION
                       SECURITIES   SECURITIES  (DEPRECIATION)
                          (000)        (000)         (000)
                       -----------  ----------- --------------
Fixed Income            $ 2,904       $  (40)      $ 2,864
Intermediate
   Government
   Fixed Income             535           (5)          530
Tax-Exempt Fixed
   Income                 2,340           (2)        2,338
International Fixed
   Income                   253         (928)         (675)
Balanced                 12,002       (1,218)       10,784
Value                    34,471       (2,628)       31,843
Growth                   31,383       (4,924)       26,459
International Equity     24,638       (7,931)       16,707
Small Cap                 7,392       (2,651)        4,741
Real Estate                   5          (20)          (15)
Asian Tigers              1,989       (9,365)       (7,376)
Latin America Equity      4,220         (941)        3,279


     At December 31, 1997 the following Funds had available realized capital losses to offset future net capital gains through fiscal year ended:

                               2002     2003     2004     2005
                               (000)    (000)    (000)    (000)
                              ------   ------   ------   ------

Treasury Money Market         $   --    $ --     $  1    $    4
Government Money Market            2      --        2        --
Tax-Exempt Money Market            3       1       --         3
Fixed Income                     691      --       --        --
Intermediate Government
   Fixed Income                1,051     447      962        --
Tax-Exempt Fixed Income        1,728     307       --        --
International Fixed Income       168      --       --        --
Asian Tigers                      --      --       --     3,176


90 =============================================================================

============================================================== DECEMBER 31, 1997


NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have a December 31, 1997 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 1997 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended December 31, 1997 the funds of the Rembrandt Funds (REGISTERED MARK) are designating net capital gains and qualifying dividend income with regard to distributions paid during the year as follows:

                                                                  (A)                (B)
                                                                  NET             ORDINARY
                                                             CAPITAL GAINS         INCOME              TOTAL
                                                             DISTRIBUTIONS      DISTRIBUTIONS      DISTRIBUTIONS
FUND                                                          (TAX BASIS)        (TAX BASIS)        (TAX BASIS)
----                                                         -------------      -------------      -------------
Treasury Money Market (2)                                          0%               100%               100%
Government Money Market                                            0%               100%               100%
Money Market                                                       0%               100%               100%
Tax-Exempt Money Market                                            0%               100%               100%
Fixed Income                                                       0%               100%               100%
Intermediate Government Fixed Income                               0%               100%               100%
Tax-Exempt Fixed Income                                            0%               100%               100%
International Fixed Income                                         0%               100%               100%
Balanced                                                          33%                67%               100%
Value                                                             50%                50%               100%
Growth                                                            74%                26%               100%
International Equity                                              90%                10%               100%
Small Cap                                                         39%                61%               100%
Real Estate                                                        0%                 0%                 0%
Asian Tigers                                                      42%                58%               100%
Latin America Equity                                              23%                77%               100%

                                                                  (C)                (D)
                                                              QUALIFYING         TAX EXEMPT
FUND                                                         DIVIDENDS(1)         INTEREST
----                                                         ------------        ----------
Treasury Money Market                                              0%                 0%
Government Money Market                                            0%                 0%
Money Market                                                       0%                 0%
Tax-Exempt Money Market                                            0%                98%
Fixed Income                                                       0%                 0%
Intermediate Government Fixed Income                               0%                 0%
Tax-Exempt Fixed Income                                            0%               100%
International Fixed Income                                         0%                 0%
Balanced                                                          11%                 0%
Value                                                             95%                 0%
Growth                                                            50%                 0%
International Equity                                               0%                 0%
Small Cap                                                          2%                 0%
Real Estate                                                        0%                 0%
Asian Tigers                                                       0%                 0%
Latin America Equity                                               0%                 0%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE
    DIVIDENDS RECEIVED DEDUCTION.
(2) THE REMBRANDT FUNDS TREASURY MONEY MARKET FUND SATISFIES CA, CT AND NY'S
    STATUTORY REQUIREMENTS TO PASS-THROUGH INCOME FROM FEDERAL OBLIGATIONS.
    ACCORDINGLY, THE PRO-RATA PORTION OF INCOME FROM FEDERAL OBLIGATIONS MAY BE
    EXEMPT FOR THOSE RESPECTIVE STATE'S INCOME TAX PURPOSES. INCOME FROM FEDERAL
    OBLIGATIONS IS 100% OF THE TOTAL "ORDINARY INCOME DISTRIBUTIONS" IN COLUMN B
    ABOVE. NO OTHER FUND WITHIN THE REMBRANDT FUNDS QUALIFIES IN CA, CT OR NY TO
    PASS-THROUGH EXEMPT DIVIDENDS FROM FEDERAL OBLIGATIONS.
*   ITEMS (A) AND (B) ARE BASED ON THE PERCENTAGE OF EACH FUND'S TOTAL DISTRIBUTION.
**  ITEM (C) IS BASED ON THE PERCENTAGE OF ORDINARY INCOME OF EACH FUND.
*** ITEM (D) IS BASED ON THE PERCENTAGE OF GROSS INCOME OF EACH FUND.



============================================================================= 91

================================================================================


NOTES




92 =============================================================================

                     IT'S EASY TO INVEST IN THE 100% NO-LOAD
                       COMMON SHARE CLASS OF THE REMBRANDT FUNDS

                   For more information, on Common or Investor Shares
                                 call 1-800-443-4725.

        Or contact us on the Internet at http://www.rembrandtfunds.com.


                                SERVICE FEATURES
    [BULLET]  Toll-free access to your account information.

    [BULLET]  Free telephone exchanges as often as you require.

    [BULLET]  Free dividend reinvestment to help build your account.

    [BULLET]  Free automatic investment plans of $50 or more per month.

    [BULLET]  Free systematic withdrawal plans.

    [BULLET] Free check-writing for amounts of $100 or more (on non-IRA money market accounts only).

    [BULLET] You have the option of investing your personal savings, IRA, rollover, Keogh, or SEP dollars in the Rembrandt Funds.

    [BULLET]  Quarterly statements.

    [BULLET]  ACH and wire transfers available.

    [BULLET]  Tax-free rollovers into an IRA.

    [BULLET] Minimum initial investment for the Common Class is $2,000 ($1,000 for IRAs) with subsequent investments of $100 or more.


================================================================================

REMBRANDT FUNDS [Registration Mark]
-----------------------------------
           ANNUAL REPORT
-----------------------------------
DECEMBER 31, 1997

MONEY MARKET FUNDS
TREASURY MONEY MARKET FUND
GOVERNMENT MONEY MARKET FUND
MONEY MARKET FUND
TAX-EXEMPT MONEY MARKET FUND

FIXED INCOME FUNDS
FIXED INCOME FUND
INTERMEDIATE GOVERNMENT FIXED INCOME FUND
TAX-EXEMPT FIXED INCOME FUND

BALANCED FUND
BALANCED FUND

EQUITY FUNDS
VALUE FUND
GROWTH FUND
SMALL CAP FUND
REAL ESTATE FUND

INTERNATIONAL FUNDS
INTERNATIONAL FIXED INCOME FUND
INTERNATIONAL EQUITY FUND
ASIAN TIGERS FUND
LATIN AMERICA EQUITY FUND


FOR MORE INFORMATION, CALL 1-800-443-4725.
HTTP://WWW.REMBRANDTFUNDS.COM



INVESTMENT ADVISOR
ABN AMRO ASSET MANAGEMENT (USA) INC.
208 South LaSalle Street
Fourth Floor
Chicago, IL 60604-1003

ADMINISTRATOR
SEI FINANCIAL MANAGEMENT CORPORATION
Oaks, PA 19456

DISTRIBUTOR
REMBRANDT FINANCIAL SERVICES COMPANY
Oaks, PA 19456

LEGAL COUNSEL
MORGAN, LEWIS & BOCKIUS
2000 One Logan Square
Philadelphia, PA 19103

AUDITORS
ERNST & YOUNG LLP
Two Commerce Square
2001 Market Street
Suite 4000
Philadelphia, PA 19103



                            [LOGO OMITTED] ABN-AMRO

          THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
    FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS NAMED ABOVE. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN A FUND UNLESS PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS.

                                                                    REM-F-011-05